UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Vista Outdoor Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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VISTA OUTDOOR INC.
262 North University Drive
Farmington, UT 84025

June 30, 2016
Dear Stockholder:
You are invited to attend the Annual Meeting of Stockholders of Vista Outdoor Inc., which will be held at 9:00 a.m. Mountain Daylight Time on Tuesday, August 9, 2016, at our corporate headquarters located at 262 North University Drive, Farmington, Utah.
The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting.
We have elected to take advantage of the "notice and access" rules of the Securities and Exchange Commission to furnish most of our stockholders with proxy materials over the Internet. These rules allow us to provide you with the information you need, while reducing printing and delivery costs.
        Your vote on the proposals is important. Whether or not you attend the meeting, we encourage you to vote your shares in order to make certain that you are represented at the meeting. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.
        If you plan to attend the meeting, please let us know. See the Admission Policy on the next page for instructions on admission to the meeting.
We look forward to seeing you at the Annual Meeting.

Sincerely,

Mark W. DeYoung Chairman and Chief Executive Officer

Michael Callahan Lead Independent Director

ADMISSION POLICY
Stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Stockholders on August 9, 2016. To be admitted to the meeting, you must request an admission ticket. You may request an admission ticket by calling (801) 447-3225, by emailing corporate.secretary@vistaoutdoor.com or by mailing a request to Vista Outdoor Inc.'s Corporate Secretary at 262 North University Drive, Farmington, Utah 84025, Attn: Annual Meeting Ticket Request. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee), you will also need to bring a copy of a statement reflecting your share ownership as of the record date. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.

i

VISTA OUTDOOR INC.
262 North University Drive, Farmington, Utah 84025
_______________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
___________________________________________________________________

Date and Time:	Tuesday, August 9, 2016, at 9:00 a.m. Mountain Daylight Time
Place:	262 North University Drive, Farmington, Utah
Items of Business:
• Elect April Foley and Tig Krekel as directors of Vista Outdoor Inc.
• Approve the Vista Outdoor Inc. Employee Stock Purchase Plan.
• Approve the 2014 Stock Incentive Plan.
• Approve, on a non-binding advisory basis, the compensation of Vista Outdoor Inc.'s named executive officers.
• Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2017.
• If properly presented, to consider and vote upon a stockholder proposal on disclosure of actions taken on the Sandy Hook Principles.
• Transact any other business that may properly be considered at the meeting or any adjournment of the meeting.

Record Date:	June 24, 2016
Voting by Proxy:
It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting in person, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "Questions and Answers About the Meeting and Voting" beginning on page 1 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

Admission to the Meeting:	You will be admitted to the meeting only if you have a ticket and provide the proper documentation. See the Admission Policy on the previous page for instructions on obtaining a ticket.

By Order of the Board of Directors,

Scott D. Chaplin Corporate Secretary
June 30, 2016

ii

VISTA OUTDOOR INC.
262 North University Drive
Farmington, Utah 84025
________________________________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
August 9, 2016
_________________________________________________
GENERAL INFORMATION
The Board of Directors of Vista Outdoor Inc. ("Vista Outdoor" or the "Company") is soliciting proxies to be used at the Annual Meeting of Stockholders to be held on August 9, 2016 and at any adjournment of the meeting. This proxy statement and the form of proxy, along with Vista Outdoor Inc.'s Annual Report for the fiscal year ended March 31, 2016, are first being sent or given to stockholders on or about June 30, 2016.
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
What am I voting on?

•	The election of April Foley and Tig Krekel as directors of Vista Outdoor.

•	The approval of the Vista Outdoor Inc. Employee Stock Purchase Plan.

•	The approval of the 2014 Stock Incentive Plan.

•	The approval, on a non-binding advisory basis, of the compensation of Vista Outdoor's named executive officers.

•
The ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2017.

•	If properly presented, consideration and vote upon a stockholder proposal on disclosure of actions taken on the Sandy Hook Principles.
Who is entitled to vote at the Annual Meeting?
Stockholders can vote their shares of Vista Outdoor common stock at the Annual Meeting if our records show that they owned their shares as of the close of business on June 24, 2016, which was the record date.
What constitutes a quorum at the Annual Meeting?
On the record date, there were 60,313,017 shares of Vista Outdoor common stock outstanding. This does not include 3,468,390 shares that were held in our treasury and cannot be voted. Each share is entitled to one vote. Holders of a majority of the shares outstanding must be present at the Annual Meeting in order for there to be a quorum. You will be considered present at the Annual Meeting if you are in attendance and vote your shares at the meeting, or if you have properly voted over the Internet or by telephone or submitted a properly completed proxy card.
How can I vote my shares without attending the Annual Meeting?

•
If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you requested to receive printed proxy materials, you can also vote by mail or telephone as instructed on the proxy card.

•
If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you requested to receive printed proxy materials, you can also vote by mail or telephone by following the voting instruction card provided to you by your broker, bank, trustee or nominee.

•	If you hold shares in Vista Outdoor's 401(k) Plan, please refer to the voting instructions that are provided to you. The Plan trustee will vote your shares as you instruct.

How can I vote my shares in person at the Annual Meeting?

•
Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described above so that your vote will be counted if you later decide not to attend the meeting.

•	If you are a stockholder of record, you may vote in person at the Annual Meeting.

•
If you hold shares beneficially in street name, you may vote in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares.

•	Shares held in Vista Outdoor's 401(k) Plan cannot be voted in person at the Annual Meeting.
Can I change my vote?
You can change your vote before the vote is taken at the Annual Meeting. If you are a stockholder of record, you can change your vote by:

•	voting over the Internet or by telephone at a later time, until 11:59 p.m. Eastern Daylight Time on August 8, 2016;

•	signing and delivering to our Corporate Secretary a written request to revoke your proxy vote;

•	signing and mailing a new, properly completed proxy card with a later date than your original proxy card; or

•	attending the Annual Meeting and voting in person.
If you are not a stockholder of record, you must instruct the party that holds your shares of record for your account of your desire to change or revoke your voting instructions.
Will my shares be voted if they are held in nominee street name, such as by a broker, bank or other nominee?
If you hold your shares in nominee street name, such as by a broker, bank or other nominee, and you do not provide voting instructions, your nominee will not be permitted to vote your shares in their discretion on the election of directors (Proposal 1), the approval of the Vista Outdoor Inc. Employee Stock Purchase Plan (Proposal 2), the approval of the 2014 Stock Incentive Plan (Proposal 3), the advisory vote on executive compensation (Proposal 4), and the stockholder proposal (Proposal 6), but may still be permitted to vote in their discretion on the ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year (Proposal 5). Therefore, it is particularly important for street name holders to instruct their brokers as to how they wish to vote their shares.
How are votes counted?
Your shares will be voted as you instruct, assuming that you have properly voted over the Internet or by telephone or that your properly signed proxy card is received in time to be voted at the Annual Meeting.
If you are a stockholder of record and you do not indicate how you wish to vote on a proposal, your shares will be voted as follows on that proposal:

•	FOR election of April Foley and Tig Krekel as directors of Vista Outdoor (Proposal 1).

•	FOR the approval of the Vista Outdoor Inc. Employee Stock Purchase Plan (Proposal 2).

•	FOR the approval of the 2014 Stock Incentive Plan (Proposal 3).

•	FOR the approval, on a non-binding advisory basis, of the compensation of Vista Outdoor's named executive officers (Proposal 4).

•	FOR ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the Vista Outdoor's independent registered public accounting firm for the current fiscal year (Proposal 5).

•	AGAINST the stockholder proposal on disclosure of actions taken on the Sandy Hook Principles (Proposal 6).
Shares held in Vista Outdoor's 401(k) Plan will be voted by the Plan trustee as directed by participants. Shares for which the Plan trustee has not received voting instructions by the voting deadline or that have not been allocated to participant accounts will be voted by the Plan trustee in the same manner and proportion as it votes shares for which it received voting instructions.
What vote is required to approve the proposals?
All stockholders of record are entitled to one vote per share of common stock held for each nominee for director and for each other matter presented for a vote at the meeting.

•
Proposal 1 requests your vote for the election of two candidates for director. April Foley and Tig Krekel will each be elected as a director of Vista Outdoor if the votes cast in favor of such nominee's election exceed the votes cast against, or withheld with respect to, such nominee. Cumulative voting for the election of directors is not permitted.

•
Proposal 2, the approval of the Vista Outdoor Inc. Employee Stock Purchase Plan, will be approved if a majority of the votes present in person or represented by proxy and voting thereon (excluding abstentions) are voted in favor of the proposal.

•
Proposal 3, the approval of the 2014 Stock Incentive Plan, will be approved if a majority of the votes present in person or represented by proxy and voting thereon (excluding abstentions) are voted in favor of the proposal.

•
Proposal 4, the advisory approval of the compensation of Vista Outdoor's named executive officers, will be approved if a majority of the votes present in person or represented by proxy and voting thereon (excluding abstentions) are voted in favor of the proposal.

•
Proposal 5, the ratification of the Audit Committee's selection of Deloitte & Touche LLP as Vista Outdoor's independent auditors for fiscal year 2017, will be approved if a majority of the votes present in person or represented by proxy and voting thereon (excluding abstentions) are voted in favor of the proposal.

•
Proposal 6, if properly presented at the meeting of stockholders, the stockholder proposal on disclosure of actions taken on the Sandy Hook Principles will be approved if a majority of the votes present in person or represented by proxy and voting thereon (excluding abstentions) are voted in favor of the proposal.

As described under the caption "Will my shares be voted if they are held in nominee street name, such as by a broker, bank or other nominee?" on page 2, under New York Stock Exchange ("NYSE") rules, if you hold your shares in street name and you do not submit voting instructions to the broker, bank, trust or other nominee that holds your shares, the firm will have discretionary authority to vote your shares with respect to Proposal 5. If you do not submit voting instructions, the firm that holds your shares will not have discretion to vote your shares with respect to Proposals 1, 2, 3, 4 and 6. However, broker non-votes will not be considered in determining the vote required to approve Proposals 1, 2, 3, 4 and 6, and will not be deemed to have voted against those proposals.
If you abstain from voting on Proposals 4, 5 or 6, your shares will not be considered in determining the vote required to approve the proposal, and your abstention will have no effect on the outcome of the vote on Proposals 4, 5, or 6. Pursuant to Section 312.07 of the NYSE Listed Company Manual, an abstention will have the same effect as a vote "against" Proposals 2 or 3 for purposes of determining whether the applicable proposal has been approved by a majority of votes cast on such proposal.
Because your vote on Proposal 4 is advisory, it is non-binding on our Board of Directors. Although non-binding, the Compensation Committee will take into account the results of this advisory vote, as applicable, when considering future executive compensation arrangements.
Who will tabulate the votes at the Annual Meeting?
The Carideo Group, Inc., an investor-relations counseling firm, will provide inspectors of election to tabulate the votes cast before and at the Annual Meeting.
How will the solicitation of proxies be handled?

•
Proxies are being solicited primarily by Internet and mail, but proxies may also be solicited personally, by telephone, facsimile and similar means. Our directors, officers and other employees may help with the solicitation without additional compensation.

•	We will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the owners of the shares they hold.

•	We will pay all other expenses of preparing, printing, and mailing or distributing the proxy solicitation materials.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of paper copies?
In accordance with rules adopted by the Securities and Exchange Commission, we may furnish proxy materials to our stockholders by providing access to these documents on the Internet instead of mailing printed copies. You will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials explains how to submit your proxy over the Internet. If you would like to receive a paper copy or email copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.
What other business may be brought up at the Annual Meeting?

•
Our Board of Directors does not intend to present any other matters for a vote at the Annual Meeting. No other stockholder has given the timely notice required by our Bylaws in order to present a proposal at the Annual Meeting. Similarly, no additional candidates for election as a director can be nominated at the Annual Meeting because no stockholder has given the timely notice required by our Bylaws in order to nominate a candidate for election as a director at the Annual Meeting. If any other business is properly brought before the meeting, the persons named as proxy on the proxy card will vote on the matter using their best judgment.

•
Information regarding the requirements for submitting a stockholder proposal for consideration at next year's annual meeting, or nominating a candidate for election as a director at next year's annual meeting, can be found near the end of this proxy statement under the heading "Future Stockholder Proposals."

What if I want to attend the Annual Meeting?
Stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Stockholders on August 9, 2016. To be admitted to the meeting, you must request an admission ticket. You may request an admission ticket by calling (801) 447-3225, by emailing corporate.secretary@vistaoutdoor.com or by mailing a request to Vista Outdoor Inc.'s Corporate Secretary at 262 North University Drive, Farmington, Utah 84025, Attn: Annual Meeting Ticket Request. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Please note that if you hold shares in "street name" (that is, through a bank, broker or other nominee), you will also need to bring a copy of a statement reflecting your share ownership as of the record date. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.
How are proxy materials delivered to stockholders who share the same household?
The rules of the Securities and Exchange Commission allow us to deliver a single copy of the annual report and proxy statement to any household at which two or more stockholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that stockholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus and information statements.
If your household would like to receive single rather than duplicate mailings in the future, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.
Each stockholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer stockholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.
Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year's proxy materials, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows the number of shares of our common stock beneficially owned (as defined by the Securities and Exchange Commission for proxy statement purposes) as of June 15, 2016 by (1) each person known by the Company to beneficially own more than 5% of the Company's common stock, (2) each of our directors and nominees, (3) each executive officer named in the Summary Compensation Table included later in this proxy statement, and (4) all of the directors and executive officers as a group. Unless otherwise noted, the persons listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them.

Name of Beneficial Owner		Amount and Nature of Beneficial Ownership(1)(2)(3)	Percent of Shares Outstanding(4)
First Eagle Investment Management, LLC	(5)	7,045,012	11.6%
BlackRock, Inc.	(6)	4,297,122	7.1%
The Vanguard Group	(7)	4,247,074	7.0%
FMR LLC	(8)	3,738,251	6.1%
The London Company	(9)	3,731,311	6.1%
The Goldman Sachs Group, Inc.	(10)	3,607,713	5.9%
Iridian Asset Management LLC	(11)	3,279,616	5.4%
Mark W. DeYoung	(12)	638,819	1.0%
Stephen M. Nolan	(13)	27,538	*
Scott D. Chaplin	(14)	51,848	*
Stephen S. Clark	(15)	3,992	*
James D. White	(16)	9,377	*
Michael Callahan	(17)	7,384	*
April H. Foley	(18)	9,565	*
Mark A. Gottfredson	(19)	8,205	*
Tig H. Krekel	(20)	2,967	*
Gary L. McArthur	(21)	7,646	*
Robert M. Tarola	(22)	5,490	*
All directors and executive officers as a group (12 persons)	(23)	772,831	1.3%

* Less than 1%.
(1)
Includes shares covered by stock options exercisable on June 15, 2016, or within 60 days thereafter, for the following beneficial owners: Mark W. DeYoung, 268,198 shares; Stephen M. Nolan, 8,344 shares; Scott D. Chaplin, 28,270 shares; Stephen S. Clark, 1,673 shares; and all directors and executive officers as a group (12 persons), 306,488 shares.

(2)
Includes shares of restricted common stock with voting rights held by certain directors and executive officers. Also includes shares allocated, as of June 15, 2016, to the accounts of executive officers under the Company's 401(k) Plan.

(3)
Excludes restricted stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 15, 2016. Excludes deferred stock units without voting rights held by executive officers under the Company's Nonqualified Deferred Compensation Plan because none of the executive officers has a payment scheduled within 60 days of June 15, 2016. Excludes deferred stock units without voting rights held by directors under the Company's 2014 Stock Incentive Plan because none of the directors has a payment scheduled within 60 days of June 15, 2016. Excludes phantom stock units to be settled in cash that were credited to the accounts of officers who participate in the Company's Nonqualified Deferred Compensation Plan (described under the heading "Deferred Compensation Plan" later in this proxy statement) upon the spin-off of the Company from Alliant Techsystems Inc. ("ATK") on February 9, 2015 (the "Spin-Off") in respect of ATK phantom stock units held by such executive officers.

(4)		Assumes the issuance of the shares covered by the exercisable stock options held by each person or the group, as applicable.

(5)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2016. The Schedule 13G/A reported that First Eagle Investment Management, LLC ("FEIM") has sole voting power over 6,856,908 shares and sole dispositive power over 7,045,012 shares. FEIM, a registered investment adviser, is deemed to be the beneficial owner of the 7,045,012 shares as a result of acting as adviser to various clients. The First Eagle Global Fund, a registered investment company for which FEIM acts as investment adviser, may be deemed to beneficially own 4,424,582 of these 7,045,012 shares, or 7.10% of the Company's common stock. The address of FEIM is 1345 Avenue of the Americas, New York, New York 10105.

(6)
Based on a Schedule 13G filed by BlackRock, Inc. on January 28, 2016, BlackRock, Inc., as a parent holding company for a number of investment management subsidiaries, is deemed to have sole voting power with respect to 4,103,905 shares and be the beneficial owner of and have sole dispositive power with respect to 4,297,122 shares. The shares beneficially owned by BlackRock, a parent holding company, were acquired by various BlackRock subsidiaries, none of which beneficially owns more than 5% of the outstanding shares of the Company's common stock. The address of BlackRock is 55 East 52nd Street, New York, New York 10055.

(7)
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2016. The Schedule 13G reported that The Vanguard Group ("Vanguard") has sole voting power over 45,567 shares, shared voting power over 4,400 shares, sole dispositive power over 4,201,007 shares and shared dispositive power over 46,067 shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania  19355.

(8)
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2016. The Schedule 13G reported that FMR LLC ("FMR") has sole voting power over 683,490 shares and sole dispositive power over 3,738,251 shares. Members of the Johnson family, including Abigail P. Johnson (a Director, the Vice Chairman, the Chief Executive Officer and the President of FMR LLC), are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement, under which all Series B voting common shares will be voted in accordance with the majority vote of the Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Ms. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (the "Fidelity Funds") advised by Fidelity Management & Research Company ("FMR Co"), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees. The address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(9)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2016, reporting beneficial ownership as of December 31, 2015. The Schedule 13G/A reported that The London Company, an investment adviser, has sole voting and dispositive power over 3,400,861 shares and shared dispositive power over 330,450 shares. The London Company is deemed to be a beneficial owner of the shares due to its discretionary power to make investment decisions over these shares for its clients and/or its ability to vote these shares. In all cases, persons other than The London Company have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds of the sale of the shares. No individual client holds more than 5% of the outstanding shares of the Company's common stock. The address of The London Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226.

(10)
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2016. The Schedule 13G reported that The Goldman Sachs Group, Inc. ("Goldman Sachs") has shared voting power over 3,601,696 shares and shared dispositive power over 3,607,713 shares. The Schedule 13G reflects the securities beneficially owned by certain operating units of Goldman Sachs and its subsidiaries and affiliates. The address of Goldman Sachs is 200 West Street, New York, New York 10282.

(11)
Based on a Schedule 13G filed with the Securities and Exchange Commission on January 26, 2016 by Iridian Asset Management LLC ("Iridian"), David L. Cohen ("Cohen") and Harold J. Levy ("Levy"), with respect to ownership of shares of the Company's common stock. Iridian is majority owned by Arovid Associates LLC, a Delaware limited liability company owned and controlled by the following: 12.5% by Cohen, 12.5% by Levy, 37.5% by LLMD LLC, a Delaware limited liability company, and 37.5% by ALHERO LLC, a Delaware limited liability company. LLMD LLC is owned 1% by Cohen, and 99% by a family trust controlled by Cohen. ALHERO LLC is owned 1% by Levy and 99% by a family trust controlled by Levy. Iridian has shared voting and dispositive power over 3,279,616 shares. Cohen and Levy may be deemed to share with Iridian the power to vote or direct the vote and to dispose or direct the disposition of such shares. The address of Iridian is 276 Post Road West, Westport, Connecticut 06880.

(12)
Excludes 20,157 restricted stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 15, 2016. Excludes 20,336 deferred stock units without voting rights held under the Company's Nonqualified Deferred Compensation Plan because no payment of the corresponding shares is scheduled within 60 days of June 15, 2016. Excludes 5,260 phantom stock units to be settled in cash that were credited to Mr. DeYoung's account under the Company's Nonqualified Deferred Compensation Plan (described under the heading "Deferred Compensation Plan" later in this proxy statement) upon the Spin-Off in respect of ATK phantom stock units held by such executive officers.

(13)	Excludes 17,487 restricted stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 15, 2016.
(14)	Excludes 14,908 restricted stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 15, 2016.
(15)	Excludes 11,932 restricted stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 15, 2016.
(16)
Excludes 6,290 deferred stock units without voting rights held under the Company's Nonqualified Deferred Compensation Plan because no payment of the corresponding shares is scheduled within 60 days of June 15, 2016.

(17)	Excludes 1,717 restricted stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 15, 2016.
(18)
Excludes 1,717 restricted stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 15, 2016. Excludes 5,857 deferred stock units without voting rights held under the Company's 2014 Stock Incentive Plan because no payment of the corresponding shares is scheduled within 60 days of June 15, 2016.

(19)	Excludes 1,717 restricted stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 15, 2016.
(20)
Excludes 1,717 restricted stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 15, 2016. Excludes 15,946 deferred stock units without voting rights held under the Company's 2014 Stock Incentive Plan because no payment of the corresponding shares is scheduled within 60 days of June 15, 2016.

(21)	Excludes 1,717 restricted stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 15, 2016.
(22)	Excludes 1,717 restricted stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 15, 2016.
(23)	Excludes 121,143 restricted stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 15, 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and executive officers, as well as beneficial owners of more than 10% of the Company's common stock, to file initial reports of ownership and reports of changes in ownership of Company securities with the Securities and Exchange Commission. Directors, executive officers, and beneficial owners of more than 10% of the Company's common stock are required to furnish us with copies of these reports. Based solely on a review of these reports, written representations from our directors and executive officers, and applicable regulations, we believe that all required reports for fiscal year 2016 were timely filed, except as specified below.
A filing of a Form 5 to reflect the late filing of a Form 3 and two Forms 4 was made on behalf of David White and a filing of a Form 5 to reflect the late filing of a Form 3 and a Form 4 was made on behalf of Kelly T. Grindle due to an administrative error regarding the status of Messrs. White and Grindle as "officers" for reporting purposes pursuant to Section 16(a) of the Exchange Act. A Form 5 filed May 11, 2016 was filed to reflect Mr. White's beneficial ownership as of the date his title changed to President, Shooting Sports, which occurred January 4, 2016, as reflected in the Current Report on Form 8-K filed by the Company on December 17, 2015 and to report the tax withholding for the vesting of restricted stock and restricted stock units on March 11, 2016 and March 23, 2016, respectively. A Form 5 filed May 11, 2016 was filed to reflect Mr. Grindle's beneficial ownership and the initial grant of restricted stock units as of the date he was appointed as the Company's President, Outdoor Products, which occurred January 4, 2016, as reflected in the Current Report on Form 8-K filed by the Company on December 17, 2015.

CORPORATE GOVERNANCE AT VISTA OUTDOOR INC.

Corporate Governance Guidelines
Our Board of Directors and management are committed to effective corporate governance practices. Our Guidelines on Corporate Governance describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates the Guidelines on Corporate Governance and the Board committee charters in response to corporate governance developments, including regulatory changes, and recommendations by directors in connection with Board and committee evaluations.
Our Guidelines on Corporate Governance are available on our website at www.vistaoutdoor.com by selecting Investors and then Corporate Governance.
Code of Business Ethics
The Company's Board of Directors has adopted a written code of business ethics which applies to all directors, officers and employees. Our Code of Business Ethics is available on our website at www.vistaoutdoor.com by selecting Investors and then Corporate Governance.
Communications with Directors
Procedures for stockholders, or anyone else, to communicate directly with non-management directors are available on our website at www.vistaoutdoor.com by selecting Investors, then Corporate Governance and then Contact Directors.
Any concerns about the Company's accounting, internal controls or auditing matters will be referred to the Audit Committee of the Board of Directors. Other communications sent to the Board of Directors will first be reviewed by the Company's Corporate Secretary, and the Corporate Secretary may elect not to refer the following types of communications to the Board:

•	Product inquiries or suggestions,

•	Employee complaints that are neither significant nor material,

•	Routine complaints regarding the Company's products, and

•	Requests for donations.
The Company maintains a record of all stockholder and other external communications to the Board, which Board members may review at any time upon request. Furthermore, the Company's Senior Vice President, General Counsel and Secretary provides a periodic summary to the Chair of the Nominating and Governance Committee of stockholder and other external communications sent to the Board. The following items are not forwarded to the Board: job inquiries; spam or junk mail; surveys; and business solicitations or advertisements.
Director Independence
Under applicable rules of the New York Stock Exchange, a majority of our Board of Directors must be independent. Our Board of Directors has affirmatively determined that each of the current directors, other than Mark W. DeYoung, has no material relationship with the Company and is independent. Our Audit, Nominating and Governance, and Compensation Committees are each composed only of independent directors.
Annually, each director and executive officer completes a questionnaire that elicits information regarding entities with which they and their immediate family members are affiliated. Any person nominated for election as a director must also complete a questionnaire no later than the date he or she will be recommended for nomination by the Nominating and Governance Committee. Any person who becomes an executive officer must complete a questionnaire as soon as reasonably practicable thereafter. Our Nominating and Governance Committee reviews transactions and relationships disclosed in the director questionnaires. The Board of Directors makes a formal determination regarding each director's independence.
In order to qualify as independent, a director must meet each of the New York Stock Exchange's five objective independence standards and our Board of Directors must also affirmatively determine, in its business judgment and in consideration of all relevant facts and circumstances, that the director has no relationship with the Company that is material to that director's ability to be independent from management. The Nominating and Governance Committee and the Board reviewed transactions and relationships between the Company and our directors, their immediate family members, and entities with which they are affiliated and determined that they were made or established in the ordinary course of business and that the directors had no material relationship with the Company.
The Vista Outdoor Inc. Board of Directors

Name	Age
Mark W. DeYoung	57
Mr. DeYoung has served as our Chairman and Chief Executive Officer since Vista Outdoor's creation in February 2015. Mr. DeYoung served as President and Chief Executive Officer of ATK from February 2010 to February 2015. From 2002 to February 2010, he was President of Orbital ATK's largest business segment, the Armament Systems Group (formerly Ammunition Systems Group). Mr. DeYoung is the Chairman of the Congressional Sportsmen's Foundation in Washington DC and has served on the foundation's board for nearly eight years. He also served on the board of the National Shooting Sports Foundation. He has current and past memberships in Ducks Unlimited, Wild Sheep Foundation, Pheasants Forever, Rocky Mountain Elk Foundation, Mule Deer Foundation, Quail Forever, and the NRA. Mr. DeYoung has over 25 years of experience acquiring, growing and improving the performance of businesses in the defense, aerospace and commercial sectors.

Michael Callahan	66
Mr. Callahan has been the President and Chief Executive Officer of Aspen Partners, a Utah-based consultant to the outdoor sporting industry, since 2008. From 1990 until his retirement in 2008, Mr. Callahan served in various merchandising, marketing, management and senior executive positions with Cabela's, Inc., most recently as Senior Vice President Business Development & International Operations. Prior to joining Cabela's, Mr. Callahan spent 15 years working in the outdoor recreation industry. Mr. Callahan has been selected to serve as a director due to his operational, marketing and leadership experience gained through various senior positions in the sporting goods and outdoor industry. Mr. Callahan serves as Lead Independent Director and as a member of the Audit Committee and the Compensation Committee.

April H. Foley	68
Ambassador Foley served with the U.S. State Department as the Ambassador to Hungary from 2006-2009. Before her diplomatic service, she was First Vice President and Vice Chairman, and a member of the Board of Directors, of the Export-Import Bank of the United States from 2003-2005. She also served as Director of Business Planning of PepsiCo, Inc. from 1981-1993. She is also a director of Xerium Technologies, Inc. Ms. Foley has been selected to serve as a director due to her global and government experience through her service as an Ambassador and experience in the analysis of financial performance and business plans. Ambassador Foley serves as a member of the Audit Committee and the Nominating and Governance Committee.

Mark A. Gottfredson	59
Mr. Gottfredson is a leader in and was the former head of Bain & Company, Inc.'s performance improvement practice. He recently led an engagement for the World Bank related to international trade and has worked with business leaders from many leading international corporations. He has worked with Bain for over 30 years, including service on Bain's board from 2008 to 2012. He is also a director and member of the Audit Committee of Emerge Energy Services LP. Mr. Gottfredson has been selected to serve as director based on his extensive experience and proven ability advising boards and management on strategic decision making and business performance. Mr. Gottfredson serves as member of the Compensation Committee and the Nominating and Governance Committee.

Tig H. Krekel	62
Mr. Krekel is Chairman and Founding Partner of Hudson Group, a South Carolina advisory services firm. He was the Vice Chairman and a partner of J.F. Lehman & Company, a New York private-equity investment bank, from 2003 to 2012. Before joining J.F. Lehman, Mr. Krekel served as President and Chief Executive Officer of Hughes Space and Communications and President of Boeing Satellite Systems, the world's largest manufacturer of commercial and military communications satellites. Mr. Krekel serves as a director on the board of Orbital ATK Inc. Mr. Krekel has been selected to serve as a director due to his leadership, industry and financial experience as former chief executive officer of several large and complex businesses and corporate governance experience. Mr. Krekel serves as chairman of the Nominating and Governance Committee and as a member of the Audit Committee.

Name	Age
Gary L. McArthur	56
Mr. McArthur joined CH2M Hill, an engineering company that provides consulting, design and operations services, in 2014 as Executive Vice President and Chief Financial Officer. Prior to joining CH2M Hill, he worked more than 15 years for Harris Corporation, an international telecommunications equipment company, where he most recently served as Senior Vice President and Chief Financial Officer. Mr. McArthur has also been associated with Nextel Communications, Inc., Lehman Brothers, Inc. and Deloitte & Touche LLP and served on the boards of Terion Inc. and Live TV Co. Ltd. Mr. McArthur has been selected to serve as a director due to his extensive financial, management and complex problem solving experience. Mr. McArthur serves as chairman of the Compensation Committee and as a member of the Audit Committee.

Robert M. Tarola	66
Mr. Tarola is currently the president of Right Advisory LLC, a financial, governance and risk management consulting firm whose clients have included large, sophisticated companies since 2008. He currently serves as Chief Financial Officer of the Southcoast Health System, a position he has held since 2013. Prior to his role with Southcoast, Mr. Tarola was associated with The Howard University where he served as CFO for four years. Prior to his time with Howard, he served as Chief Financial Officer for W.R. Grace & Co. for almost 10 years. Prior to W.R. Grace, he served as Chief Financial Officer of MedStar Health, Inc. and was an audit partner at PricewaterhouseCoopers LLP. He currently serves on the board of Legg Mason Mutual Funds, XBRL International Inc., The American Kidney Fund and previously served on the board of TeleTech Holdings Inc. and is a CPA and Chartered Global Management Accountant. Mr. Tarola has been selected to serve as director based on his extensive management experience and deep financial expertise. Mr. Tarola serves as chairman of the Audit Committee and as a member of the Nominating and Governance Committee.

Organization of the Board of Directors

Board Classification
The Company's Board of Directors is divided into three classes. Ambassador Foley and Mr. Krekel were designated as Class II directors upon completion of the Spin-Off, and have initial terms expiring at the annual meeting of stockholders on August 9, 2016. These directors have been nominated by the Board of Directors for reelection at that meeting, as described below under "Proposal 1 - Election of Directors". Mr. DeYoung and Mr. Gottfredson have been designated as Class III directors and have terms expiring at the Company's annual meeting of stockholders in to be held in calendar year 2017. Mr. Callahan, Mr. McArthur and Mr. Tarola have been designated as Class I directors and have terms expiring at the Company's annual meeting of stockholders to be held in calendar year 2018.
Directors for each class will be elected at the annual meeting of stockholders held in the year in which the term for that class expires and thereafter will serve for a term of three years. At any meeting of stockholders for the election of directors at which a quorum is present, a director will be elected if the votes cast in favor of such nominee's election exceed the votes cast against, or withheld with respect to, such nominee; provided, however, that, if the Secretary of Vista Outdoor receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for directors set forth in the Company's amended and restated bylaws and such nomination has not validly been withdrawn, directors shall be elected by a plurality of the votes cast.
Chairman and Chief Executive Officer
The Company's Corporate Governance Guidelines allow the roles of Chairman and Chief Executive Officer to be filled by the same or different individuals, as the Company's Board of Directors deems appropriate. In light of Mr. DeYoung's deep experience in the development of Vista Outdoor's business and strategic vision as a stand-alone company, the Company's Board of Directors strongly believes that it is in the Company's best interest to have him serve as the Company's Chairman and Chief Executive Officer. Mr. DeYoung served as Chief Executive Officer of ATK from 2010-2015 and successfully led ATK and the Company through the Spin-Off and concurrent merger of ATK's Aerospace and Defense Business with Orbital Sciences Corporation. As CEO of ATK, Mr. DeYoung also successfully completed the strategic acquisitions of Caliber Company (parent company of Savage Arms) and Bushnell Group Holdings, Inc., which include key brands within the Company's portfolio.

Lead Independent Director
The Company's Board of Directors maintains strong independent leadership through an active and empowered Lead Independent Director. The Company's independent directors appointed Mr. Callahan as lead independent director shortly following the Spin-Off. As lead independent director, Mr. Callahan chairs executive sessions and other meetings of the independent directors and communicates, as appropriate, the results of those sessions or meetings to the Chairman, the Board and the Company's management. The lead independent director’s other responsibilities are set forth in a lead independent director charter that is available on the Company's website at www.vistaoutdoor.com by selecting Investors and then Corporate Governance.
Meetings of the Board
The Company's Board of Directors holds four regularly scheduled meetings each fiscal year. In fiscal year 2016, the Board of Directors held nine meetings. The independent directors of the Board meet in executive session at each regularly scheduled Board meeting. As a general practice, Board members are expected to also attend our annual meetings of stockholders. Each of our Board members attended the August 2015 annual meeting of stockholders. Each director attended all of the meetings of the Board and applicable committees held in fiscal year 2016, except that Mr. McArthur missed the May 2016 meeting of the Board.
Committees of the Board of Directors
The Board of Directors has established three standing committees, the Audit Committee, the Nominating and Governance Committee, and the Management Development and Compensation Committee (the "MDCC" or "Compensation Committee"), in connection with the discharge of its responsibilities. Each member of these committees meets the independence requirements set forth in the applicable rules of the Securities and Exchange Commission and the New York Stock Exchange and other requirements set forth in the applicable committee charters, which are available on the Company's website at www.vistaoutdoor.com by selecting Investors and then Corporate Governance.
Audit Committee

Members:	Robert M. Tarola, Chair	April H. Foley
	Michael Callahan	Tig. H. Krekel
Gary L. McArthur
The Audit Committee is primarily responsible for the integrity of the Company's consolidated financial statements, the Company's compliance with legal and regulatory requirements and the independence, qualifications and performance of the Company's independent registered public accounting firm. Specifically, these duties include: selecting and overseeing the Company's independent registered public accounting firm; reviewing the scope of the audit to be conducted by such firm, as well as the results of its audit; overseeing the Company's financial reporting activities, including the Company's annual and quarterly reports to stockholders and the accounting standards and principles followed; overseeing the Company's compliance with its Code of Business Ethics; overseeing the Company's financial reporting process; approving audit and non-audit services provided to the Company by the independent registered public accounting firm; evaluating requests for waivers related to the Code of Business Ethics; overseeing the Company's legal and regulatory compliance; overseeing the Company's disclosure and internal controls; and preparing the report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission and included in this Proxy Statement. The Audit Committee is also responsible for oversight of financial risks, including the steps the Company has taken to monitor and mitigate these risks.
All of the Audit Committee members meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission. The Board has identified Messrs. Tarola and McArthur as audit committee financial experts under the rules of the Securities and Exchange Commission. The Audit Committee holds four regularly scheduled meetings each fiscal year. In fiscal year 2016, the Audit Committee held six meetings. Generally, the Audit Committee meets separately with the independent auditors and the Company's internal auditors at regularly scheduled meetings and periodically meets separately with management.
Management Development and Compensation Committee

Members:	Gary L. McArthur, Chair	Mark. A Gottfredson
Michael Callahan
The MDCC carries out the responsibilities delegated by the Board of Directors relating to the review and determination of executive compensation and approves or recommends, as applicable, compensation and incentive plans and programs. The MDCC also produces an annual report regarding executive compensation that has been included in this Proxy Statement. The MDCC also evaluates the performance of the Chief Executive Officer and other executive officers in light of established Company goals and objectives at least once per year and, based on these evaluations, approves (or make recommendations to the Board of Directors regarding approval when appropriate) the compensation of the Company's Chief Executive Officer and other executive officers. The MDCC is also responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. In addition, the MDCC has the sole authority to retain or obtain the advice of compensation consultants and other advisers and to determine the services to be provided and the fees for such services. The MDCC also considers the independence of compensation consultants and other advisers and assesses whether the work of any compensation consultant or advisor raises any conflict of interest.
All of the MDCC members meet the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission. The MDCC holds four regularly scheduled meetings each fiscal year. In fiscal year 2016, the MDCC held seven meetings. Additional information regarding the Committee's processes and procedures for establishing and overseeing executive compensation is disclosed below under the heading "Executive Compensation—Compensation Discussion and Analysis."
Nominating and Governance Committee

Members:	Tig H. Krekel, Chair	April H. Foley
	Mark. A Gottfredson	Robert M. Tarola
The Company's Nominating and Governance Committee is responsible for considering and reporting periodically to the Board of Directors on matters relating to the identification, selection and qualification of members of the Board of Directors and candidates nominated to the Board of Directors. The Nominating and Governance Committee also advises and makes recommendations to the Board of Directors with respect to corporate governance matters and oversees annual evaluations of the Board of Directors. The Nominating and Governance committee also receives and reviews, in accordance with the Company's amended and restated bylaws, stockholder recommendations for director candidates. The Nominating and Governance Committee periodically reviews the Company's policies related to such recommendations. The Nominating and Governance Committee, in its role of reviewing and maintaining the Company's Guidelines on Corporate Governance, also manages risks associated with the independence of the Board of Directors and potential conflicts of interest.
All of the Nominating and Governance Committee members meet the independence requirements of the New York Stock Exchange. The Nominating and Governance Committee holds two regularly scheduled meetings each fiscal year. In fiscal year 2016, the Nominating and Governance Committee held two meetings.
Director Qualifications and Selection Process
The Board has delegated the identification, screening and evaluation of director candidates to the Nominating and Governance Committee. The Nominating and Governance Committee retains from time to time a search firm to help identify, screen and evaluate director candidates. The Nominating and Governance Committee will also consider qualified candidates for Board membership submitted by stockholders, as described below, or by members of the Board of Directors. The Nominating and Governance Committee interviews the candidates who meet the director qualification standards described above, selects the candidates who best meet the Board's needs, and then recommends to the Board the director nominees for election to the Board.
In evaluating potential director nominees, the Nominating and Governance Committee seeks to ensure that the Board of Directors includes a range of talents, ages, skills, diversity and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, governmental/regulatory, leadership and industry experience, sufficient to provide sound and prudent guidance with respect to the Company's operations and interests.
The Nominating and Governance Committee will consider stockholder recommendations for nominees to the Board. If you wish to recommend a prospective candidate for the Board, you should submit the candidate's name and written information in support of the recommendation to: Corporate Secretary, Vista Outdoor Inc., 262 North University Drive, Farmington, Utah 84025. Additional information regarding the requirements for nominating a person for election as a director at the annual meeting of stockholders is described under the heading "Future Stockholder Proposals" near the end of this proxy statement. Director candidates recommended by stockholders will be considered under the same criteria as candidates recommended by directors or a search firm.
The Board's Role in Risk Oversight
While the Company's management is responsible for the day-to-day management of risks, the Board of Directors has broad oversight responsibility for the Company's risk management programs. The Board of Directors exercises risk management oversight and control, both directly and indirectly through board committees. The Board of Directors regularly reviews information regarding the Company's credit, liquidity and operations, including the risks associated with each. The MDCC is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee is responsible for oversight of financial risks, including the steps we have taken to monitor and mitigate these risks. The Nominating and Governance Committee, in its role of reviewing and maintaining the Company's Guidelines on Corporate Governance, manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and by the Chief Executive Officer about the known risks to the Company's strategy and business.
Compensation Committee Interlocks and Insider Participation
None of the members of the MDCC has ever served as an officer or employee of the Company or has any relationships with the Company requiring disclosure below under the heading "Related Person Transactions." Since the beginning of the last fiscal year, no executive officer of the Company has served on the compensation committee or board of any company that employs a director of the Company.
Stock Ownership Guideline for Non-Employee Directors
The Board has established a stock ownership guideline for non-employee directors of a number of shares of Vista Outdoor common stock equal in value to five (5) times the amount of the annual cash retainer paid to members of the Board of Directors, or $375,000. The Nominating and Governance Committee of the Board reviews the stock ownership of each incumbent director annually prior to the Committee's recommendation to the Board of the nominees for election as directors at the annual meeting of stockholders. Shares of Vista Outdoor common stock owned outright, and restricted stock and deferred stock units granted under the Company's 2014 Stock Incentive Plan are all counted for the purpose of meeting the stock ownership guideline.

RELATED PERSON TRANSACTIONS
The Company is required to disclose material transactions by Vista Outdoor in which ''related persons'' have a direct or indirect material interest. Related persons include any director, nominee for director, executive officer of Vista Outdoor, any immediate family members of such persons and any persons known by Vista Outdoor to be beneficial owners of more than 5% of Vista Outdoor's voting securities. Based on information available to the Company and provided by the Company's directors and executive officers, the Company does not believe that there were any transactions in effect or proposed to be entered into as of the date of this Proxy Statement that would be required to be disclosed as a "related person transaction" pursuant to the SEC's rules.
The Company has a written policy and procedures for the review, approval or ratification of transactions, arrangements or relationships involving the Company and its directors, nominees for director, executive officers, any immediate family members of such persons and any persons known by Vista Outdoor to be beneficial owners of more than 5% of the Company's voting securities. Pursuant to the Company's Related Person Transactions Policy, the Nominating and Governance Committee is responsible for approving or ratifying, as applicable, any transactions with related persons that would be disclosable pursuant to applicable Securities and Exchange Commission rules. The Nominating and Governance Committee considers the relevant facts and circumstances available to it regarding the matter, including the material facts as to the director's or officer's relationship to or interest in the transaction. The Nominating and Governance Committee approves or ratifies, as the case may be, a transaction if it determines, in good faith, that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. Any member of the Nominating and Governance Committee who has an interest in the matter under consideration must abstain from voting on the approval or ratification of the transaction, but may, if so requested by the Chair of the Nominating and Governance Committee, participate in all or some of the Nominating and Governance Committee's discussions of the transaction.

DIRECTOR COMPENSATION
Summary Compensation Information
Only non-employee directors receive compensation for service on the Board of Directors. The compensation payable pursuant to the Company's current compensation program for non-employee directors is as follows:

•	an annual award of restricted stock, valued at $110,000 at the time of grant;

•	an annual cash retainer of $75,000;

•	an annual cash retainer of $25,000 for the Lead Independent Director of the Board;

•	an annual cash retainer of $20,000 for the Chair of the Audit Committee, $15,000 for the Chair of the MDCC, and $10,000 for the Chair of the Nominating and Governance Committee; and

•	an annual cash retainer of $10,000 for each other member of the Audit Committee, $7,500 for each other member of the MDCC, and $5,000 for each other member of the Nominating and Governance Committee.
The restricted stock award is granted following the annual meeting of stockholders. Cash amounts are paid in a lump sum following the annual meeting of stockholders. The Company does not pay any additional fees for Board and committee meetings attended.
Non-Employee Director Restricted Stock Awards
As described above, each non-employee director receives an award of restricted common stock under the Company's 2014 Stock Incentive Plan following each annual meeting of stockholders. The stock awards have a market value of $110,000, as determined by the closing market price of Vista Outdoor common stock on the date of grant.
Common stock issued under this program entitles participating directors to all of the rights of a stockholder, including the right to vote the shares and receive any cash dividends. All shares are, however, subject to certain restrictions against sale or transfer for a period, which we refer to as the restricted period, starting on the award date and ending on the earliest to occur of the following:

•	the first anniversary of the award date;

•	the retirement of the director from the Board;

•	the termination of the director's service on the Board because of disability or death; or

•	the termination of the director's service on the Board following a change in control of Vista Outdoor.
Restricted stock is released to the director, free and clear of all restrictions, following the expiration of the restricted period. If a director ceases to be a member of the Board for any reason (other than those described above) prior to the expiration of the restricted period, the director forfeits all rights in shares or deferred stock units, as applicable, for which the restricted period has not expired.
Non-employee directors may elect to defer receipt of the restricted stock and receive deferred stock units. In general, directors must make these deferral elections by the end of the calendar year preceding the date of the grant of restricted stock. Directors who make a deferral election will have no rights as stockholders of Vista Outdoor with respect to deferred stock units. Payment of deferred stock units will be made in a lump sum in an equal number of shares of unrestricted common stock upon the time specified in the director's deferral election or, if earlier, the director's termination of service on the Board of Directors.
Beginning fiscal year 2017, non-employee directors will no longer receive restricted stock, but rather, their equity awards will be made in the form of restricted stock units granted under the Company's 2014 Stock Incentive Plan.
Expense Reimbursement
Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties.

Director Compensation
The following table shows the annual retainer and fees earned by the Company's non-employee directors in fiscal year 2016 and either paid in cash or deferred at the election of the director. The table also shows the aggregate grant date fair value of stock awards computed in accordance with generally accepted accounting principles in the United States. Additional information regarding the restricted stock awards and deferred stock units is described in footnote 2 below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
Michael Callahan	$117,500	$109,954	$—	$227,454
April H. Foley	$90,000	$109,954	$500	$200,454
Mark A. Gottfredson	$87,500	$109,954	$—	$197,454
Tig H. Krekel	$95,000	$109,954	$1,000	$205,954
Gary L. McArthur	$100,000	$109,954	$2,500	$212,454
Robert M. Tarola	$100,000	$109,954	$2,500	$212,454

(1)
This column shows the grant date fair value computed in accordance with generally accepted accounting principles in the United States. The amounts represent restricted stock awards and deferred stock units that are paid in shares of Vista Outdoor common stock and calculated based on the number of shares granted multiplied by the closing price per share of Vista Outdoor common stock on the date of grant. The amounts do not reflect the actual amounts that may be realized by the directors. On August 11, 2015, each non-employee director received 2,333 shares of restricted stock or deferred stock units, depending on their election, with a closing price per share of Vista Outdoor common stock on the date of grant of $47.13. No other equity awards were made to our directors during the fiscal year ended March 31, 2016.

(2)	The aggregate number of shares of restricted Vista Outdoor common stock, restricted stock units and deferred stock units held by each non-employee director as of March 31, 2016 were as follows:

Name	Shares of Common Stock	Shares of Restricted Stock and Restricted Stock Units	Deferred Stock Units
Michael Callahan	5,051	4,050	—
April H. Foley	9,565	1,717	5,857
Mark A. Gottfredson	5,872	4,050	—
Tig H. Krekel	2,967	1,717	15,946
Gary L. McArthur	2,157	4,050	—
Robert M. Tarola	3,157	4,050	—

(3)
With respect to Mrs. Foley and Mr. Krekel, Mr. McArthur and Mr. Tarola, the amount reported in this column includes Company matching contributions to non-profit organizations. None of the non-employee directors received an aggregate of $10,000 or more of perquisites or other personal benefits from the Company in fiscal year 2016.

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Introduction
This Compensation Discussion and Analysis explains how our MDCC made decisions related to the compensation for our executive officers, including the executive officers named in this proxy statement for the fiscal year ended March 31, 2016 (referred to as fiscal year 2016).
Our "named executive officers" for fiscal year 2016 are:

•	Mark W. DeYoung, Chairman and Chief Executive Officer

•	Stephen M. Nolan, Senior Vice President and Chief Financial Officer

•	Scott D. Chaplin, Senior Vice President, General Counsel and Secretary

•	Stephen S. Clark, Senior Vice President, Human Resources and Corporate Services

•	James D. (David) White, President, Shooting Sports

David White's last day of employment with Vista Outdoor was May 20, 2016.
Company Performance in Fiscal 2016
Key financial results in fiscal year 2016 included:

•	Sales were $2.27 billion, up 9 percent from the prior year.

•	Gross profit was $619 million, up 17 percent from the prior year.

•	Operating expenses were $357 million, compared to $345 million in the prior year.

•	Earnings per share were $2.35, compared to $1.25 from the prior-year period.
In fiscal year 2016, we completed the acquisition of Jimmy Styks, LLC, a leading designer and marketer of stand up paddle boards and related accessories, and CamelBak Products, LLC, the leading provider of personal hydration solutions for outdoor, recreation and military use.
In addition, following the Spin-Off, the Company's Board of Directors authorized a repurchase program for up to $200 million of the Company's common stock. Pursuant to this program the Company repurchased 3.2 million shares of common stock for $142 million in fiscal year 2016.

The MDCC believes that the actions taken by the named executive officers throughout fiscal year 2016 have continued to position the Company to deliver strong, sustainable financial and operating performance over the long-term.
Executive Compensation Philosophy
The overall objective of the Company's executive compensation program is the same as the goal for operating the Company: to create long-term stockholder value. The program is intended to provide a competitive compensation package to our executives in order to attract, motivate and retain a talented executive leadership group that is dedicated to the long-term interests of our stockholders.
Significant elements of our executive officers' compensation are tied to financial and operating performance and are intended to drive sustained long-term stockholder value. The charts below illustrate the portion of the executives' total direct compensation at target tied to performance measures and stock performance. Long-term incentives are delivered in the form of performance shares, stock options (other than for Mr. White) and restricted stock awards (restricted stock units ("RSUs") beginning with fiscal year 2017).

Long-Term Incentives
(Except Mr. White)
Stock Options
20%
Restricted Stock
Units
30%
Performance Shares
50%

Because of Mr. White’s duties as a segment President, it was determined that his long-term incentives would be more appropriately made 50% in restricted stock and 50% in performance shares.
Executive compensation decisions are based on three fundamental principles:

1.
Performance based--Incentive compensation is designed to drive strong financial performance with the intent of creating stockholder value. Executive compensation varies in relation to the Company's financial performance and stock price performance.

2.	Aligned with stockholder interests--Vista Outdoor will achieve the best results for its stockholders when its executives act and are rewarded as owners in the business.

•
A significant portion of our total executive pay opportunities comes through equity-based incentives - over 60% of the total opportunity for our Chief Executive Officer, and an average of 39% for our other named executive officers.

•	Executive officers are required to retain at least 50% of the net shares (remaining after taxes are withheld) received as compensation and to hold such shares until the executive leaves the Company.

3.
Designed to attract and retain quality talent--Vista Outdoor must offer a competitive total compensation package to our executives in order to attract and retain a talented executive leadership group. To ensure that we remain competitive and promote executive retention, Vista Outdoor regularly reviews competitive market information for both direct and indirect compensation.

•
Total direct compensation (base salary, annual incentive, long-term incentive) is benchmarked against a company specific peer group of close business competitors of comparable size. This custom peer group is referred to as the "Compensation Peer Group." We also reference reported information from leading compensation surveys when assessing the competitiveness of our executive pay opportunities. The Company's process for determining compensation is described in more detail below.

•	Indirect compensation programs (benefits) are evaluated separately from direct compensation through the Company's regular benefit review and benchmarking process.

The objectives and principles described above have informed the MDCC's decisions with respect to fiscal year 2016 compensation paid to our named executive officers.

Key Governance Principles and Executive Compensation Practices

•	Vista Outdoor's recoupment (clawback) policy reserves the right of the MDCC to recoup incentive awards from executive officers if there is a material restatement of the Company's financial results.

•	No stock options granted with an exercise price below market value on the date of grant.

•	No repricing of equity awards without stockholder approval, except in the case of certain stock splits, spin-offs or other forms of equity restructuring.

•	A double-trigger provision in our change-in-control severance plan, and no tax gross-ups paid on change-in-control benefits.

•	A stock holding requirement for executive officers.

•	No hedging or pledging of Vista Outdoor stock by our directors and officers.

•	Retention by the MDCC of a compensation consultant to provide independent, third-party advice on executive compensation.

Determination of Compensation
The MDCC consists entirely of independent directors and is responsible for setting the Company's compensation policies and approving the compensation paid to executive officers. To assist the MDCC, the MDCC has selected Semler Brossy Consulting Group, LLC ("Semler Brossy") as their compensation consultant. After considering the following six factors with respect to Semler Brossy: (i) the provision of other services to us by Semler Brossy; (ii) the amount of fees received from us by Semler Brossy, as a percentage of the total revenue of Semler Brossy; (iii) the policies and procedures of Semler Brossy that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the Semler Brossy consultant with a member of the Compensation Committee; (v) any of our stock owned by the Semler Brossy consultants; and (vi) any business or personal relationship of the Semler Brossy consultant or Semler Brossy with any of our executive officers, the MDCC has concluded that no conflict of interest exists with respect to its engagement of Semler Brossy.
Before the MDCC approves compensation for the Company's named executive officers for a fiscal year, it will review the Company's executive compensation program to (1) assess ongoing market competitiveness and (2) consider both Company and individual performance.
The Company uses a Compensation Peer Group to benchmark executive compensation for officers in similar positions at comparable companies. The Company, with the help of Semler Brossy, created a Compensation Peer Group for Vista Outdoor. The peer group is made up of 14 consumer products companies with comparable sizes and business focus. Key characteristics of the Compensation Peer Group include 1) highly engineered products, 2) a clear focus on branding and 3) a consumer-oriented business model. For fiscal year 2016, the Compensation Peer Group, which is the same group the Company designated as of the Spin-Off, consists of the following 14 companies:

Arctic Cat, Inc.	Garmin Ltd.
Brunswick Corp.	Jarden Corp.
Cabela's, Inc.	Polaris Industries Inc.
Callaway Golf Co.	Quiksilver, Inc.
Columbia Sportswear Co.	Smith & Wesson Holding Corp.
Deckers Outdoor Corp.	Sturm, Ruger & Co., Inc.
Dick's Sporting Goods, Inc.	Wolverine World Wide, Inc.

In addition to the Compensation Peer Group, the MDCC also references reported pay data from leading compensation surveys. For fiscal year 2016 compensation decisions, the MDCC referenced the 2015 Towers Watson CDB Executive Compensation Survey, 2015 Aon Hewitt TCM Survey, and the 2015 U.S. Mercer Benchmark Database.
The MDCC reviewed multiple market reference points for each executive officer as a guide to establish a targeted level of total direct compensation (base salary, annual incentive, and long-term incentives) for each executive officer position and was compared to the current compensation levels of the respective executive officers'. The CEO then made recommendations to the MDCC on the pay levels for officers (other than himself) based on the CEO's assessment of the officer's performance.
The MDCC will continue to evaluate the Compensation Peer Group to ensure comparability, and may make changes to the Compensation Peer Group for purposes of evaluating the competitiveness of the Company's executive compensation program for fiscal year 2017 and future periods. The MDCC retains discretion to make adjustments such that the compensation of individual executive officers may be above or below the market references. The level of compensation for the Company's CEO is determined solely by the MDCC, with information and support from Semler Brossy.

2014 Say-on-Pay Vote
At the Company's 2015 annual meeting of stockholders, the Company submitted its executive compensation programs to an advisory stockholder vote. The stockholders overwhelmingly approved the Company's executive compensation policies and programs, with 95.2% of votes cast voting in favor of the proposal. The MDCC interpreted this result to mean that the Company's stockholders are supportive of the Company's executive compensation philosophy and program and did not make any changes thereto as a result of such vote.
Elements of the Company's Executive Compensation Program
The primary elements of the Company's executive compensation program are:

Compensation Element	Fundamental Principle Served	Objective	Competitive Positioning
Base salary	Designed to attract and retain quality talent	To provide a fixed level of cash compensation for sustained individual performance, based on level of responsibility, performance, and experience	Targeted at the 50th percentile of the market data described above
Annual incentive	Performance based/aligned with stockholder interests	To focus attention on and reward executives for their contributions to the Company's annual financial and operational performance	Target payouts are targeted at the 50th percentile of the market data described above
Long-term compensation	Performance based/aligned with stockholder interests	To align management's interests with those of the Company's stockholders through the use of stock incentive programs that help drive stockholder value over time and support retention of our executives	Target award values are targeted at the 50th percentile of the market data described above
Benefits	Designed to attract and retain quality talent	To provide a competitive total compensation program and support the retention of key executive talent	In line with peers and general market
Perquisites	Designed to attract and retain quality talent	Minimal benefits, with careful consideration to only those where perceived benefit by the executive is greater than the cost to the Company	In line with peers
The various elements afford flexibility in designing an executive compensation package and allow the MDCC to focus executive officers' efforts on both short-term and long-term business objectives. Prior to the beginning of each fiscal year, the MDCC meets at a regularly scheduled meeting to establish base salary and annual and long-term incentive compensation levels for the Company's executive officers for the following fiscal year. The MDCC approves all grants of equity awards to executive officers, and Vista Outdoor does not backdate, reprice or grant equity awards retroactively.
Compensation for Fiscal Year 2016
Base Salaries
The MDCC conducted its review of our executive officers' base salaries at the MDCC's March 2015 meeting and approved the FY 2016 salaries for each named executive officer. These increases were determined necessary to remain competitive with the market. Each named executive officer's base salary for fiscal year 2016 is set forth below:

Name	Base Salary for FY 2016	Percentage Increase
Mr. DeYoung	$1,050,000	5.0%
Mr. Nolan	$470,000	4.4%
Mr. Chaplin	$453,125	4.6%
Mr. Clark	$395,000	5.3%
Mr. White	$325,000	—%

Annual Incentive Compensation Payouts for Fiscal Year 2016
In May 2015, the MDCC determined that EBIT, sales and free cash flow were the appropriate measures to drive annual Company financial performance. EBIT and sales are defined in accordance with generally accepted accounting principles and free cash flow is defined as cash provided from operations less capital expenditures plus asset sales. The performance goals were weighted 33% on the Company’s EBIT, 34% on the Company’s sales and 33% on the Company’s free cash flow. The target level of performance established for each performance goal was based on the Company's financial performance expectations for fiscal year 2016. The target levels of performance were considered by the MDCC and management to be challenging but achievable.
Annual incentive compensation for the fiscal year ended March 31, 2016 was paid under the Company's Executive Officer Incentive Plan, a cash-based pay-for-performance plan. In May 2016, the MDCC evaluated the Company's results on each of the performance goals for the fiscal year ended March 31, 2016 and determined that the Company's financial performance exceeded the target performance levels for sales and free cash flow, and achieved maximum performance level for EBIT. Adjustment factors previously approved by the MDCC were applied to the Company's results to remove the impact of litigation costs, changes in the Internal Revenue Code or tax rates, changes in accounting principles, transaction costs, the impact of gains or losses associated with certain acquisitions and foreign currency exchanges. The overall results were:

Goals ($ in Millions)	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Reported Results	Adjusted Results
EBIT	$205	$227	$250	$263	$254
Sales	$1,995	$2,100	$2,220	$2,271	$2,160
Free Cash Flow*	$150	$165	$180	$163	$166
*Free cash flow was defined to be cash provided from operations less capital expenditures plus asset sales.
The table below shows the performance measures and respective weightings and the overall performance level achieved for the named executive officers:

Financial Measures	Weightings	Overall Target Incentive Achieved
EBIT	33%	200%
Sales	34%	160%
Cash	33%	105%
Overall Performance Level Achieved		155.2%

The MDCC has the ability to adjust a named executive officer's payment downward based on individual performance. The MDCC determines and approves all annual incentive awards and payments for the executive officers. The MDCC also considers the CEO's assessment of the individual performance of each of the executive officers, other than for himself, in connection with any downward adjustments. The MDCC assesses the performance of the CEO in making any discretionary downward adjustment to the CEO's annual incentive payment. No adjustments were made for any of the executive officers named in this proxy statement.
Once the overall performance level was determined by the MDCC as described above, annual cash incentive payments to the named executive officers for fiscal year 2016 were calculated as a function of each named executive officer's approved base salary and annual cash incentive opportunity, of which, seventy-five percent of the incentive payout is fixed and twenty-five percent is dependent on individual performance.
The following table sets forth the threshold, target and maximum annual incentive compensation amounts established by the MDCC, and the actual cash incentive paid for fiscal year 2016 performance for each of the named executive officers:

	FY2016 Annual Cash Incentive Amounts			Actual
	Threshold	Target	Maximum	Incentive Paid
Mr. DeYoung	$525,000	$1,050,000	$2,100,000	$1,629,600
Mr. Nolan	$152,750	$305,500	$611,000	$474,136
Mr. Chaplin	$147,266	$294,531	$589,062	$457,113
Mr. Clark	$128,375	$256,750	$513,500	$398,476
Mr. White	$65,000	$130,000	$260,000	$201,760

Fiscal Year 2017 Compensation Decisions
Base Salaries
The MDCC conducted its review of our executive officers' base salaries at the MDCC's March 2016 meeting and approved the current base salaries for each named executive officer. These increases were determined necessary to remain competitive with the market. Each named executive officer's base salary for fiscal year 2017 is set forth below:

Name	Base Salary for FY 2017	Percentage Increase
Mr. DeYoung	$1,081,500	3.0%
Mr. Nolan	$500,000	6.4%
Mr. Chaplin	$463,000	2.2%
Mr. Clark	$405,000	2.5%
Mr. White	$334,750	3.0%
Annual Incentive Compensation
The goal-setting process for the Company's annual incentive compensation program begins with the CEO working with the MDCC to establish performance measures that will provide the appropriate incentives to management for achieving the Company's annual financial performance goals. The CEO then works with management to design internal strategic business plans to achieve the annual financial goals. These goals are presented to Vista Outdoor's Board of Directors for discussion and approval. The MDCC considers the strategic business plans as presented to the Board of Directors when approving the performance goals for executive officer annual incentive compensation.
In May 2016, the MDCC set the performance goals for the annual incentive compensation program for the fiscal year ending March 31, 2017 under the Company's Executive Officer Incentive Plan. The MDCC concluded that EBIT, sales and free cash flow are the appropriate measures to drive annual Company financial performance. EBIT and sales are defined in accordance with generally accepted accounting principles and free cash flow is defined as cash provided from operations less capital expenditures plus asset sales. The performance goals are weighted 33% on the Company's EBIT, 34% on the Company's sales and 33% on the Company's free cash flow. The target level of performance established for each performance goal is based on the Company's financial performance expectations for fiscal year 2017. The target levels of performance are considered by the MDCC and management to be challenging but achievable. Vista Outdoor is not providing any guidance, nor updating any prior guidance of its future performance, by reference to these targets.
When setting these performance goals, the MDCC also specified that, in determining and calculating the performance results at the end of the fiscal year, adjustments may, in the MDCC's sole discretion, be made (in accordance with the provisions of the Executive Officer Incentive Plan) to eliminate the negative or positive effects of:

•	charges for extraordinary items and other unusual or non-recurring items of loss or gain;

•	asset impairments; litigation or claim judgments or settlements;

•	changes in the Internal Revenue Code or tax rates;

•	changes in accounting principles (including the impact of any changes in accounting policies);

•	changes in other laws or regulations affecting reported results;

•	charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities;

•
gains or losses from the acquisition or disposition of businesses or assets (including the operating results and related transaction costs of any acquisition or disposition of businesses or assets) or from the early extinguishment of debt; and

•	currency exchange gains or losses.

Actual performance will be measured following the end of the performance period. The MDCC retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.
As part of the annual review of individual executive officer compensation levels, the MDCC reviewed and established the annual incentive payment opportunity (expressed as a percentage of base salary) for threshold, target and maximum performance for each executive officer. The target percentage amount for each executive officer was set to be near the market median for the respective officers in similar positions within the applicable benchmarking information. The MDCC established the maximum payout opportunity as 200% of target. No payment will be earned for a performance measure unless performance meets the threshold level. The percentages for each named executive officers are as follows:

	Annual Cash Incentive Targets (as % of base salary)
	Threshold	Target	Maximum
Mr. DeYoung	60%	120%	240%
Mr. Nolan	37.5%	75%	150%
Mr. Chaplin	32.5%	65%	130%
Mr. Clark	32.5%	65%	130%
Given that Mr. White left Vista Outdoor during the first quarter of fiscal year 2017, he is not eligible for any bonus with respect to such fiscal year.

Long-Term Incentive Compensation
The Company's Board of Directors has adopted the Vista Outdoor 2014 Stock Incentive Plan for the benefit of certain of our employees, consultants and directors. We make all equity-based grants pursuant to the 2014 Stock Incentive Plan.
The MDCC determines the framework and goals for the Company's long-term incentive compensation program. When considering the long-term incentive program design for fiscal year 2017-2019, the MDCC reviewed the current construct of compensation being delivered through long-term incentive awards.
The key elements and objectives of the long-term incentive program for the Company's executive officers are shown below. Grants of each of the equity elements described in the table below (performance shares, RSUs and stock options) intended to compensate for fiscal year 2017 (or, with respect to performance shares, for the three-year performance period beginning in fiscal year 2017) were approved and granted by the MDCC in the final month of fiscal year 2016 and thus appear in the Summary Compensation and Grants of Plan-Based Awards tables that are included in this proxy statement.

Fiscal Year 2017-2019 Long-Term Incentive Compensation Program

Type of Award	Value	Objectives	Key Terms
Performance Shares (if earned, to be paid out in shares of Vista Outdoor common stock)	50% of long-term incentive opportunity	Balance sales growth with effective capital management, as well as market returns
Measured over a three-year period: (1) sales performance averaged over three consecutive annual periods (35% weighting); (2) return on invested capital averaged over the three-year period (30% weighting); (3) total stockholder return: relative three-year return compared to the S&P Midcap 400 Index (excluding companies in the Financial sector) (35% weighting)

RSUs	30% of long-term incentive opportunity	Retention, with underlying value driven by stock-price performance	Equal annual installment vesting over a three-year period
Stock Options	20% of long-term incentive opportunity	Long-term stock price appreciation	Exercise price equal to fair market value of Vista Outdoor stock on the date of grant; equal annual installment vesting over a three-year period; 10-year term
*The value of performance shares and RSU grants are determined using the closing sale price of Vista Outdoor common stock on the grant date of the award. The value of stock option grants is determined using the Black-Scholes option pricing model on the grant date of the award. Mr. White was not granted any equity awards with respect to fiscal year 2017.

For the fiscal year 2017-2019 performance growth period, three metrics, as noted in the table above, were selected to achieve the Company's objective of providing a strong balance between (a) growth and returns, (b) financial performance and market performance, and (c) absolute performance and relative performance. These metrics are sales, return on invested capital (ROIC), and total stockholder return (TSR), and are described in more detail below:

Component	Weight	Metric
Sales	35%
Annual sales goals will be set for each year of the three-year cycle. The three annual payout percentages will be averaged to determine the final payout for this component.
It is anticipated that these goals will be the same as the sales goal in the Company's annual incentive program with payouts determined as follows:

			% of Target Payout
		Threshold	50%
		Target	100%
		Maximum	200%
ROIC	30%	ROIC will be calculated as the Company's average ROIC over the three-year performance period as described below.
			% of Target Payout
		Threshold	50%
		Target	100%
		Maximum	200%
TSR	35%
TSR will be calculated over the three-year performance period and compared to the S&P Midcap 400 Index (excluding companies in the financial sector). The average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period will be used in the calculation. Vista Outdoor's results will be compared to the S&P Midcap 400 Index (excluding companies in the financial sector) to determine the payout as follows:

			%ile Achievement	% of Target Payout
		Threshold	25th	50%
		Target	50th	100%
		Maximum	75th	200%

For all measures, no payout will be made if performance falls short of threshold, and the actual amounts payable will be interpolated on a straight-line basis between the threshold and target or between the target and maximum, as applicable. The target levels of performance are considered by the MDCC and management to be challenging but achievable.

When setting the goals, the MDCC also specified that in determining and calculating the performance results at the end of the performance period, adjustments may, in the MDCC's sole discretion, be made to eliminate the negative or positive effects of:

•	charges for extraordinary items and other unusual or non-recurring items of loss or gain;

•	asset impairments;

•	litigation or claim judgments or settlements;

•	changes in the Internal Revenue Code or statutory tax rates;

•	changes in accounting principles (including the impact of any changes in accounting policies);

•	changes in other laws or regulations affecting reported results;

•	charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities;

•
gains or losses from the acquisition or disposition of businesses or assets (but only with respect to transaction and transition/integration costs arising from any acquisition or disposition of businesses or assets) or from the early extinguishment of debt;

•	calculation of invested capital in any year as being the average of the invested capital at the beginning of the fiscal year and at the end of each of the 12 months in that fiscal year;

•
reduction in invested capital for any acquisition of 50% of the purchase price in the first 12 months following any acquisition, 40% in the second 12 month period, and 20% in the third 12 month period; and

•	foreign currency exchange gains or losses.

Actual performance will be measured following the end of the performance period. The MDCC retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.

In March 2016, the MDCC approved the amount of each executive officer's long-term incentive award opportunity based on the MDCC's review and assessment of the market competitiveness of the officers' target level of total direct compensation, including long-term incentive compensation. The amounts of the awards are shown in the Grants of Plan-Based Awards table in this proxy statement.

Recoupment and Forfeiture
The Company has in place a recoupment policy that reserves the right of the MDCC to recoup any incentive awards from an executive officer if there is a material restatement of the Company's financial results. If the MDCC determines a recoupment is appropriate in the exercise of its discretion, considering all the facts and circumstances, the executive officer shall forfeit and pay back a portion, or all, of the outstanding or previously granted awards as determined by the MDCC. This includes awards that are deferred into the Vista Outdoor Nonqualified Deferred Compensation Plan.
Benefits
Vista Outdoor provides certain benefits to our named executive officers in the form of health, welfare, and retirement benefits. We do so to support the attraction and retention of highly skilled executives. The Company's benefits programs offer flexibility and choice. Under our benefit programs, employees have the opportunity to choose which benefits fit their personal family and financial needs.
Health and Welfare Benefits. Our executive officers participate in the same health and welfare programs as all other Company employees.
Retirement Benefits. In general, our executive officers participate in the standard employee retirement programs. Supplemental executive retirement plans are also provided. See the discussion in this proxy statement under the headings "Pension Benefits" and "Nonqualified Deferred Compensation."
Nonqualified Deferred Compensation. We offer a nonqualified deferred compensation plan as a tool for our key employees to plan for their financial future. This plan is designed to allow for retirement savings above the limits imposed by the Internal Revenue Service for 401(k) plans on a tax-deferred basis. In general, beyond the potential for a small 401(k) make-up match included in the Summary Compensation Table, amounts credited to an employee's account under the plan reflect the employee's voluntary deferral of compensation. All accounts are credited with earnings and investment gains and losses by assuming that deferred amounts were invested in one or more investment alternatives selected by the participant under the terms of the plan. These investment choices are generally the same as those offered to all Company employees through the Company's 401(k) Plan. Balances in the deferred compensation plan reflect amounts that have accumulated over time.
Severance. From time to time, we need to offer an executive officer a severance package in connection with a termination of employment. Generally, the package is aligned with the benefits outlined in the Company's Executive Severance Plan. In certain circumstances, we may offer additional severance benefits to facilitate successful organizational transitions. The Executive Severance Plan is in keeping with competitive norms, and it will be periodically benchmarked against the market. Payments made under this plan are described below under the heading "Potential Payments Upon Termination or Change in Control."
Change-in-Control. Executive officers participate in our Income Security Plan, which provides for severance payments under certain circumstances following a change-in-control of the Company. We believe this plan helps ensure that our officers will remain focused on the best interests of our stockholders during periods of uncertainty regarding the officers' future employment prospects. Payments under this plan are not triggered solely by a change-in-control, but rather by termination of employment (that meets certain conditions specified in the plan) following a change-in-control. Periodically the MDCC reviews the plan design against market competitive practices for such plans.
Perquisites
Vista Outdoor provides minimal perquisites to our named executive officers, to help ensure our overall executive rewards are competitive and in keeping with our principal orientation to more direct elements of pay (i.e., base salaries and performance-based incentives). For fiscal year 2016, the perquisite package included the following components:

•	Executive disability insurance

•	Executive health exams

•	Umbrella liability insurance program
None of the perquisites listed above include a tax gross-up. These perquisites for fiscal year 2016 represent less than 5% of any executive officer's total direct compensation. All perquisites paid to our named executive officers are disclosed in the Summary Compensation Table under the "All Other Compensation" column.
Compensation Outside of the Standard Program
In certain circumstances, such as hiring a new executive, we may provide compensation outside our standard executive compensation program.
When we offer employment to a new executive, we follow the guidelines in our executive compensation philosophy, unless individual circumstances, combined with competitive market practices, require us to include additional compensation (e.g., signing bonus or special equity grant) to attract and retain the executive talent we need. In general, we do not pay our executives additional compensation for special projects or program results. We believe that we provide a fair and competitive total compensation package to our executives for delivering business results that are expected and subsumed under our pay-for-performance philosophy.
Stock Holding Requirement
Each executive officer is required to retain at least 50% of the net shares (remaining after taxes are withheld) of Vista Outdoor common stock acquired as compensation through separation of service to ensure that executives' interests and actions are aligned with the interests of the Company's stockholders. This approach underscores an ownership mentality for our executives, which we hold as a cornerstone of our overall approach to compensation.
The MDCC periodically reviews the holdings of executives to ensure compliance with the stock holding requirement. These shares must be held until the executive leaves the Company or is no longer an executive officer.
No Hedging or Pledging of Vista Outdoor Stock
In accordance with Company practice, Vista Outdoor's executive officers have provided written representations to the Company that they do not hedge the economic risk of ownership of Vista Outdoor common stock and have not pledged any of their shares of Vista Outdoor stock during the last fiscal year.
Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation qualifies as "performance-based compensation." Among other things, in order to be deemed performance-based compensation, the compensation must be based on the achievement of pre-established objective performance criteria and must be pursuant to a plan that has been approved by the Company's stockholders.
While the MDCC generally seeks to take advantage of favorable tax treatment in implementing the Company's executive compensation programs, the MDCC has authorized and may in the future authorize compensation that does not qualify for tax deductibility in circumstances in which the MDCC believes it is necessary or appropriate to give priority to other objectives of the Company. Certain compensation arrangements created or modified as a result of the Spin-Off may not be deductible.
Compensation Risk Assessment Process and Conclusion
Vista Outdoor believes that its incentive compensation programs are designed and administered in a manner that discourages excessive or inappropriate risk taking by employees, for the following reasons:

1.
Adequate oversight of program design and metrics is exercised by either the MDCC, which approves all elements of executive compensation, or the corporate human resources and/or finance departments for programs covering all other employees. Appropriate controls are in place to ensure that incentive compensation programs follow the Company's policies and practices.

2.	Compensation programs provide a balanced mix of cash and equity, and annual and long-term incentives.

3.
Performance metrics are formulaic (sales, earnings before interest and taxes ("EBIT"), return on capital, free cash flow, and total stockholder return) and are balanced in order to create a greater focus on sustained value creation over time. In setting the performance metrics, the MDCC selects adjustment factors to be used in calculating results in order to eliminate inappropriate influence in the management decision-making process.

4.	Equity awards are subject to extended, laddered vesting schedules, which reduces the emphasis on and impact of any single vesting date or performance period.

5.	Maximum payout levels for annual and long-term incentive compensation for all employees are capped, and there is limited discretion for varying payments based on individual performance.

6.	The MDCC has discretion to recoup incentive payments in the event there is a material restatement of the Company's financial results.

7.	Executive officers and other management employees are subject to share-retention requirements.

8.	Compensation administration and payments are regularly audited by both internal and external auditors.

NAMED EXECUTIVE OFFICER COMPENSATION
The Summary Compensation Table and other tables below provide information concerning the compensation of the Company's named executive officers for the fiscal year ended March 31, 2016, as well as information regarding outstanding equity grants, pension and non-qualified deferred compensation benefits and potential payments upon termination or a change in control with respect to the Company.

SUMMARY COMPENSATION TABLE
The following table shows the cash and non-cash compensation awarded to or earned by the Chief Executive Officer, Chief Financial Officer and each of our other named executive officers during fiscal year 2016. Please note that, the Company was not a reporting company pursuant to section 13(a) or 15(d) of the Exchange Act at any time during fiscal year 2014 and that Mr. White was not a named executive officer in the 2015 proxy statement.

Name and Principal Position	Year (1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-equity Incentive Plan Compensation ($)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(7)	All Other Compensation ($)(8)	Total ($)
Mark W. DeYoung	FY16	$1,050,000	$—	$3,004,653	$699,997	$1,629,600	$253,595	$141,317	$6,779,162
Chairman and	FY15	$1,064,687	$—	$8,016,992	$699,999	$1,810,507	$1,297,973	$355,432	$13,245,590
Chief Executive Officer
Stephen M. Nolan	FY16	$470,000	$268,125	$686,770	$159,999	$474,136	$39,902	$60,079	$2,157,974
Senior Vice President and	FY15	$376,686	$368,125	$1,116,657	$131,592	$477,567	$88,126	$76,262	$2,635,015
Chief Financial Officer
Scott D. Chaplin	FY16	$453,125	$324,844	$476,929	$111,107	$457,113	$—	$230,387	$2,053,505
Senior Vice President,	FY15	$432,955	$324,844	$952,212	$104,998	$407,939	$—	$99,533	$2,322,481
General Counsel and Secretary
Stephen S. Clark	FY16	$395,000	$—	$382,403	$89,086	$398,476	$—	$254,301	$1,519,266
Senior Vice President,	FY15	$109,976	$—	$722,995	$74,999	$34,052	$—	$798	$942,820
Human Resources and Corporate Services
James D. White	FY16	$325,000	$—	$—	$—	$201,760	$—	$25,635	$550,686
President,
Shooting Sports

(1)	The years reported are the Company’s fiscal year ended March, 31, 2016 and March 31, 2015, respectively.

(2)	Amounts in this column include amounts, if any, deferred at the direction of the executive officer pursuant to the Company's 401(k) Plan or Nonqualified Deferred Compensation Plan.

(3)
The amounts in the column reflect payments made to Mr. Chaplin and Mr. Nolan in connection with a two-installment retention bonus, which was approved by ATK’s Compensation Committee prior to the Spin-Off. The installments were paid on February 9, 2015 and February 9, 2016 respectively.

(4)
This column shows the aggregate grant date fair value computed in accordance with generally accepted accounting principles in the United States. The amounts in this column are calculated based on the number of shares awarded multiplied by the closing price of the Company's common stock on the date of grant for RSU awards and for the components of the awards of performance shares that are subject to financial performance growth measures. The fair value of the component of the awards of performance shares subject to a total stockholder return measure is determined by an integrated Monte Carlo simulation model. The amounts that relate to long-term incentive compensation awards of performance shares are calculated at the target payout level. (The amounts do not reflect the actual amounts that may vest or be earned by the executive officers.) The assumptions used in calculating the aggregate grant date fair value of the awards are disclosed in Note 14 to the consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2016.

For fiscal year 2016, the value of the annual RSU awards and the target value for the fiscal year 2017-2019 performance shares, each of which were granted in fiscal year 2016 and reflected in the above table for each of the named executive officers are shown separately in the table below:

Name	RSU	FY 2017 - 2019 Performance Shares
Mr. DeYoung	$1,049,978	$1,954,675
Mr. Nolan	$239,979	$446,791
Mr. Chaplin	$166,636	$310,293
Mr. Clark	$133,611	$248,793
The maximum value for the fiscal year 2017-2019 performance shares (which were granted in fiscal year 2016) for each of the named executive officers is shown in the table below:

Name	FY 2017 - 2019 Performance Shares
Mr. DeYoung	$3,909,349
Mr. Nolan	$893,582
Mr. Chaplin	$620,585
Mr. Clark	$497,585

(5)
The amount in this column shows the aggregate grant date fair value computed in accordance with generally accepted accounting principles in the United States. The amount is based on the fair value of the stock option award as estimated using the Black‑Scholes option‑pricing model multiplied by the number of shares subject to the option award. The assumptions used to arrive at the Black‑Scholes value are disclosed in Note 14 to the consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2016.

(6)
For fiscal year 2016, these amounts represent payment of annual incentive compensation earned with respect to the fiscal year ended March 31, 2016. The annual incentive compensation program and payments were based on achievement of performance goals approved by the Committee following an evaluation of the Company’s financial performance These performance goals as described in further detail above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2016 - Annual Incentive Compensation Payouts for Fiscal Year 2016". Annual cash incentive payments to the named executive officers for fiscal year 2016 were calculated as a function of each named executive officer's approved base salary and annual cash incentive opportunity. Amounts in this column include amounts, if any, deferred at the direction of the executive officer pursuant to the Company's 401(k) Plan or Nonqualified Deferred Compensation Plan.

(7)
The amounts in this column represent the aggregate change in the actuarial present value of the officer's accumulated retirement benefits under either the Company's Pension and Retirement Plan and the Company's Defined Benefit Supplemental Executive Retirement Plan. The change for Mr. White was negative $84,270 but is reported as $0 in the table in accordance with applicable reporting rules. Mr. Chaplin and Mr. Clark do not participate in defined benefit retirement plans. See the "Pension Benefits" section in this proxy statement for additional information. No above‑market or preferential earnings on any nonqualified deferred compensation was paid to the officers during the last fiscal year and, accordingly, no such amounts are reflected above.

(8)
The table below shows the components of this column for fiscal year 2016, which include perquisites, Company matching contributions (and non-elective contributions for Mr. Chaplin and Mr. Clark) to the Company's defined contribution plans and include Company matching contributions to non-profit organizations. The amounts represent the amount paid or accrued by, or the incremental cost to, the Company.

Name	Dividends(1)	Disability Insurance Premium	401(k) Plan Contributions	DC SERP Plan Contributions	Umbrella Policy	Tax Gross-Ups (2)	Non-Profit Matching Contributions	Relocation-Related Expenses (3)	Other Perquisites (4)
Mark W. DeYoung	$855	$3,845	$10,904	$118,446	$3,917	$—	$2,212	$—	$1,138
Stephen M. Nolan	$—	$2,610	$11,915	$22,923	$1,417	$8,809	$—	$10,037	$2,368
Scott D. Chaplin	$—	$2,914	$19,333	$45,597	$1,417	$13,163	$—	$147,050	$913
Stephen S. Clark	$—	$2,914	$23,328	$12,277	$1,417	$27,945	$1,000	$183,550	$1,870
James D. White	$—	$4,701	$11,514	$6,294	$1,417	$—	$—	$—	$1,709

(1)
No dividends were paid on outstanding Vista Outdoor restricted stock awards in fiscal year 2016. This amount represents dividend payments made to the named executive officers on unvested ATK restricted stock awards.

(2)	The amounts shown for Mr. Nolan, Mr. Chaplin, and Mr. Clark are for taxes related to the reimbursement of relocation expenses in connection with their moves to Vista Outdoor’s Utah headquarters.

(3)	The amounts in this column consist of reimbursement for relocation-related expenses in connection with Mr. Nolan’s, Mr. Chaplin’s, and Mr. Clark’s moves to Vista Outdoor’s Utah headquarters.

(4)
The amounts reflected in this column are in relation to the costs for executive annual physical examinations, entertainment related to business events, gifts and spousal travel and meals for work-related functions.

GRANTS OF PLAN-BASED AWARDS
The following table summarizes the grants of equity and non-equity plan-based awards made to the executive officers named in the Summary Compensation Table during the fiscal year ended March 31, 2016. The non-equity awards were granted under the Company's Executive Officer Incentive Plan, and the equity awards were granted under the Company's 2014 Stock Incentive Plan.

Name	Grant Date (1)	Incentive Award Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(7)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(2)	Target (#)	Maximum (#)
Mark W. DeYoung		Annual (3)	$525,000	$1,050,000	$2,100,000
	3/21/2016	Long-Term Stock (4)				16,797	33,595	67,190				$1,954,675
	3/21/2016	RSU (5)							20,157			$1,049,978
	3/21/2016	Stock Options (6)								46,760	$52.09	$699,997

Stephen M. Nolan		Annual (3)	$152,750	$305,500	$611,000
	3/21/2016	Long-Term Stock (4)				3,839	7,679	15,358				$446,791
	3/21/2016	RSU (5)							4,607			$239,979
	3/21/2016	Stock Options (6)								10,688	$52.09	$159,999

Scott D. Chaplin		Annual (3)	$147,266	$294,531	$589,062
	3/21/2016	Long-Term Stock (4)				2,666	5,333	10,666				$310,293
	3/21/2016	RSU (5)							3,199			$166,636
	3/21/2016	Stock Options (6)								7,422	$52.09	$111,107

Stephen S. Clark		Annual (3)	$128,375	$256,750	$513,500
	3/21/2016	Long-Term Stock (4)				2,138	4,276	8,552				$248,793
	3/21/2016	RSU (5)							2,565			$133,611
	3/21/2016	Stock Options (6)								5,951	$52.09	$89,086

James D. White		Annual (3)	$65,000	$130,000	$260,000

(1)	For equity awards, the grant date is the date the Compensation Committee of the Company's Board of Directors met and approved the awards.

(2)
The amount assumes that the threshold level of performance is achieved for each of the three metrics of the long-term incentive award for the fiscal year 2017-2019 performance period. The three performance metrics and their respective weightings are described above under "Compensation Discussion and Analysis - Fiscal Year 2017 Compensation Decisions - Long-Term Incentive Compensation."

(3)
The amounts for each officer reflect the potential cash payout for the fiscal year 2016 annual incentive program if all performance measures are satisfied at the applicable level. The actual amount paid with respect to such plan appears in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. The material terms of the award are described above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2016 - Annual Incentive Compensation Payouts for Fiscal Year 2016."

(4)
Each column in this row shows the number of shares of common stock that may be paid out for the fiscal year 2017-2019 performance period if all performance metrics are satisfied at the applicable level. The payout will be determined after the fiscal year ending March 31, 2019. The material terms of the award are described above under "Compensation Discussion and Analysis - Fiscal Year 2017 Compensation Decisions - Long-Term Incentive Compensation."

(5)
The number of RSUs shown in this row represents the actual number of RSUs granted to the named executive officers on March 21, 2016. All RSUs shown in this row vest in three equal annual installments beginning on the first anniversary of the grant date.

(6)
The number of stock options shown in this row represents the actual number of options granted to the named executive officers on March 21, 2016. The option exercise price is the closing sale price of a share of the Company's common stock on the New York Stock Exchange on the date of grant. The stock options vest in three equal annual installments starting on the first anniversary of the grant date.

(7)
This column shows the full grant date fair value of the equity awards under FASB ASC Topic 718. Generally, for the long-term stock incentive awards relating to performance metrics, the full grant date fair value is the amount the Company could expense in its financial statements over the awards' performance period assuming performance is achieved at the target level for each of the three performance metrics. Assumptions made in the calculations of these amounts may be found in Note 14 to the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2016.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows the unexercised stock options, restricted stock not vested, RSUs not vested and performance share awards not earned as of March 31, 2016 by the executive officers named in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Mark W. DeYoung	3/6/2012	117,830	—	$15.27	3/6/2022	—	$—	—	$—
	3/5/2013	105,262	—	$17.68	3/5/2023	—	$—	—	$—
	3/11/2014	29,488	14,746	$35.86	3/11/2024	35,988	$1,868,137	—	$—
	3/23/2015	15,618	31,236	$42.75	3/23/2025	104,196	$5,408,814	40,935	$2,124,936
	3/21/2016	—	46,760	$52.09	3/21/2026	20,157	$1,046,350	33,595	$1,743,916

Stephen M. Nolan	7/31/2013	1,736	872	$25.03	7/31/2023	432	$22,425	—	$—
	3/11/2014	2,800	1,402	$35.86	3/11/2024	3,418	$177,428	—	$—
	3/23/2015	2,936	5,872	$42.75	3/23/2025	15,958	$828,380	7,695	$399,447
	3/21/2016	—	10,688	$52.09	3/21/2026	4,607	$239,149	7,679	$398,617

Scott D. Chaplin	10/1/2012	7,518	—	$13.97	10/1/2022	—	$—	—	$—
	3/5/2013	14,542	—	$17.68	3/5/2023	—	$—	—	$—
	3/11/2014	3,868	1,936	$35.86	3/11/2024	4,724	$245,223	—	$—
	3/23/2015	2,342	4,686	$42.75	3/23/2025	14,165	$735,305	6,140	$318,727
	3/21/2016	—	7,422	$52.09	3/23/2026	3,199	$166,060	5,333	$276,836

Stephen S. Clark	3/23/2015	1,673	3,347	$42.75	3/23/2025	11,121	$577,291	4,385	$227,625
	3/21/2016	—	5,951	$52.09	3/21/2026	2,565	$133,149	4,276	$221,967

James D. White	3/11/2014	—	—	$—	—	2,466	$128,010	—	$—
	3/23/2015	—	—	$—	—	9,366	$486,189	1,754	$91,050

(1)	For a better understanding of this table, we have included an additional column showing the grant dates of stock options, restricted stock, RSUs and performance share awards.

(2)	Stock options vest in three equal annual installments beginning on the first anniversary of the grant date.

(3)
Includes restricted stock and RSU awards. Restricted stock and RSU awards generally vest in three equal annual installments beginning on the first anniversary of the grant date, except for the staking grant restricted stock award of 117,096 shares granted to Mr. DeYoung on March 23, 2015, which has three remaining installments vesting equally on the second, third, and fourth anniversaries of the Spin-Off, and except for the staking grant RSU awards granted to Mr. Nolan (12,880 RSUs), Mr. Chaplin (11,709 RSUs), Mr. Clark (9,367 RSUs), and Mr. White (8,196 RSUs) on March 23, 2015, which vest in two equal installments on the second and third anniversary of the grant date.

(4)
The amounts in this column were calculated using a per share value of $51.91, the closing price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2016, the last trading day of the fiscal year.

(5)
The amounts shown reflect the payout of the performance shares based on achievement at the target level of performance. The vesting and payout of any performance shares for the respective performance periods ending on March 31 will be determined after the corresponding fiscal year ending March 31, based on the actual achievement of specified performance goals.

(6)
These shares correspond to a long-term incentive award relating to performance metrics (revenue growth (based on three successive one-year measurement periods), return on invested capital over a three-year period and total stockholder return over a three-year period) for the period of April 1, 2015 through March 31, 2018 for the awards granted on March 23, 2015 and for the period of April 1, 2016 through March 31, 2019 for the awards grants on March 21, 2016.

OPTION EXERCISES AND STOCK VESTED
The following table provides information for the executive officers named in the Summary Compensation Table regarding the exercise of stock options and vesting of restricted stock and RSUs during the fiscal year ended March 31, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
Mark W. DeYoung	—	—	105,087	$5,452,953
Stephen M. Nolan	—	—	4,637	$238,579
Scott D. Chaplin	—	—	11,682	$598,317
Stephen S. Clark	—	—	877	$45,209
James D. White	—	—	1,708	$88,959

(1)
The value realized was determined by multiplying the number of vested shares by the closing market price of the Company’s stock on the date of vesting. If the vesting fell on a weekend or holiday, the closing market price of the Company’s common stock on the business day preceding the vesting date was used to determine the value realized. The number of shares of restricted stock that vested for each of the officers follows:

Name	Vesting Date	Number of Shares
Mr. DeYoung	3/5/2016	15,408
	3/11/2016	5,998
	3/23/2016	37,461
	3/31/2016	46,220
Mr. Nolan	7/31/2015	428
	3/5/2016	812
	3/11/2016	570
	3/23/2016	1,539
	3/31/2016	1,288
Mr. Chaplin	10/1/2015	1,156
	3/5/2016	2,128
	3/11/2016	786
	3/23/2016	1,228
	3/31/2016	6,384
Mr. Clark	3/23/2016	877
Mr. White	3/5/2016	750
	3/11/2016	374
	3/23/2016	584

The Company withheld shares of common stock from each officer having a value equal to the applicable tax withholding requirement.

PENSION BENEFITS
Vista Outdoor Retirement Plan
Currently, Mr. DeYoung, Mr. Nolan, and Mr. White participate in the Vista Outdoor Inc. Pension and Retirement Plan (the "Vista Outdoor Retirement Plan"). This qualified defined benefit plan is funded by employer contributions. None of our other named executive officers participate in the Vista Outdoor Retirement Plan, and the plan will not be open to any new Vista Outdoor executives hired.
On January 31, 2013, the ATK Committee approved amendments to ATK’s qualified retirement plans to freeze the current pension formula benefits effective June 30, 2013 for affected employees who earn a benefit under ATK's qualified retirement plans and to implement a new cash balance formula (the "Cash Balance Formula") in those plans applicable to pay and service starting July 1, 2013. These amendments were mirrored in the Vista Outdoor Retirement Plan and DB SERP (as defined below). The Cash Balance Formula provides each affected employee with pay credits (ranging from 2.5% to 4.0% of pay) based on the sum of that employee’s age plus years of pension service as of December 31 of each calendar year, plus 4% annual interest credits. The values reported for Mr. DeYoung, Mr. Nolan, and Mr. White in the Summary Compensation Table and the Pension Benefits Table reflect these changes.
Due to acquisitions and benefit plan mergers, the ATK qualified retirement plan contained various benefit formulas that applied to certain groups of employees. These benefit formulas were mirrored in the Vista Outdoor Retirement Plan for the periods covered. For the portion of their benefits earned prior to July 1, 2013, Mr. DeYoung is covered by ATK's Aerospace Pension Plan formula and Mr. Nolan is covered by ATK's Pension Equity Plan formula. For periods subsequent to July 1, 2013, Mr. DeYoung's, Mr. Nolan's, and Mr. White’s pension benefits will be calculated under the Cash Balance Formula.
Each portion of the pension benefit will be payable separately. Different payment forms and commencement dates may be elected for the different pieces of the benefit. The elements of compensation used in applying the various payment and benefit formulas generally include base salary plus annual incentive payments (actually paid through the month of termination of employment), up to the applicable IRS maximum compensation limit. Mr. DeYoung, Mr. Nolan, and Mr. White are fully vested in their respective ATK Retirement Plan benefits. The normal retirement age for the plan is defined in the ATK Retirement Plan as age 65.
Cash Balance Formula
The Cash Balance formula provides pay and interest credits to all eligible participants. The pay credit is based on a percentage of eligible earnings received after July 1, 2013. The pay credit percentage is based on age and Pension Service (measured in whole years) at the end of each calendar year.

Age plus Pension Service	Percentage of Eligible Pay
Less than 40	2.5%
From 40 to 59	3.0%
60 or more	4.0%
Cash Balance accounts are credited annually with pay and interest credits. The annual interest crediting rate is 4%. Interest credits after termination continue to apply until benefit commencement date.
After termination of employment, a participant’s vested account balance may be distributed immediately to a participant regardless of age in a variety of actuarial equivalent monthly annuity payment forms or as a lump sum payment. The interest rate and mortality table used to convert the cash balance account to a monthly annuity are based on the IRS prescribed assumptions for lump sum benefits (Section 417(e) of the Internal Revenue Code) in effect at the time the benefit commences.
ATK Pension Equity Plan Formula
The ATK Pension Equity Plan formula calculates benefits as a lump sum amount equal to 5.5% of final average earnings up to one-half of the social security wage base, plus 11% of final average earnings in excess of one-half of the social security wage base, multiplied by years of credited service. Final average earnings, the social security wage base and credited service are all frozen as of June 30, 2013. Final average earnings is equal to the average of the highest 60 consecutive months out of the last 120 months of earnings as of June 30, 2013. The social security wage base as of June 30, 2013 was $113,700. This frozen lump sum amount is increased on a monthly basis by interest at a rate of 4% (compounded annually) until the participant’s elected benefit commencement date.

Upon termination of employment, the ATK Pension Equity Plan permits immediate distribution of the vested benefit to any participant regardless of age in a variety of actuarially equivalent monthly annuity payment forms or as a lump sum payment. The interest rate and mortality table used to convert the lump sum to a monthly annuity are based on the IRS prescribed assumptions for lump sum benefits (Section 417(e) of the Internal Revenue Code) in effect at the time the benefit commences.
ATK Aerospace Pension Plan Formula
The ATK Aerospace Pension Plan formula provides an annuity benefit determined based on final average earnings and the participant’s years of credited service. Effective June 30, 2013, benefit accruals under this formula were frozen for the impacted participants. The frozen benefit is equal to 1.2% of final average earnings up to one-half of the social security wage base (as in effect for the 12 months prior to July 1, 2013), plus 1.6% of final average earnings in excess of one-half of the social security wage base (as in effect for the 12 months prior to July 1, 2013), multiplied by years of credited service. Final average earnings, the social security wage base and credited service are all frozen as of June 30, 2013. Final average earnings is equal to the average of the highest 60 consecutive months out of the last 120 months of earnings as of June 30, 2013. The social security wage base as in effect for the 12 months prior to July 1, 2013 was $111,900.
Benefits are paid in a variety of actuarially equivalent monthly annuity options at retirement. Additionally, participants eligible for early retirement may elect to receive 51% of their benefit in a lump sum payment.
Participants with at least 10 years of credited service may retire at age 60 with no reduction in their age 65 frozen benefit, and with a reduced frozen benefit on or after age 55. The benefits of participants electing early retirement are reduced 5% for each year that retirement precedes the age at which they are entitled to an unreduced benefit, except that this reduction percentage is decreased for each year of credited service in excess of 30 years. As it relates to the frozen benefit, service with ATK or Vista Outdoor after July 1, 2013 will be included when determining eligibility for early retirement.
Defined Benefit Supplemental Executive Retirement Plan
ATK also maintained the Alliant Techsystems Inc. Defined Benefit Supplemental Executive Retirement Plan (the "ATK DB SERP"), which was established to provide benefits for highly compensated ATK employees whose tax-qualified defined benefit plan benefits were reduced by certain IRS limits or by their participation in ATK's Nonqualified Deferred Compensation Plan. Pursuant to the terms of the Transaction Agreement, Vista Outdoor was required to create a plan that mirrors the ATK DB SERP. Accordingly, the Company's Board of Directors adopted the Vista Outdoor Defined Benefit Supplemental Executive Retirement Plan (which we refer to as the ‘‘DB SERP’’) for the benefit of certain of our future employees. The terms of the DB SERP are substantially similar to the terms of the ATK DB SERP. Under the terms of the DB SERP, the DB SERP will provide benefits for highly compensated employees whose tax-qualified defined benefit plan benefits are reduced by certain IRS limits or by their participation in the Vista Outdoor Nonqualified Deferred Compensation Plan.
Currently, Mr. DeYoung, Mr. Nolan, and Mr. White participate in the DB SERP. Under the terms of the DB SERP, Mr. DeYoung's, Mr. Nolan's, and Mr. White’s applicable benefits from the DB SERP will generally be based on the same benefit formulas and provisions as those applicable to Mr. DeYoung, Mr. Nolan, and Mr. White under the Vista Outdoor Retirement Plan. DB SERP benefits will be paid in a lump sum the later of six months or February 1 following the calendar year of termination of employment.
Pension Benefits
The following table provides information concerning each defined benefit plan that provides for payments or benefits to any of the named executive officers.

Name	Plan Name	Number of Years Pension Service (1)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Mark. W. DeYoung	Vista Outdoor Retirement Plan	31.250	$1,503,428	$—
	Vista Outdoor DB SERP	31.250	$8,981,158	$—
Stephen M. Nolan	Vista Outdoor Retirement Plan	9.917	$211,717	$—
	Vista Outdoor DB SERP	9.917	$223,205	$—
James D. White	Vista Outdoor Retirement Plan	40.417	$1,961,576	$—
	Vista Outdoor DB SERP	40.417	$639,696	$—

(1)	Credited service is determined in years and months as of March 31, 2016.

Assumptions
The “Present Value of Accumulated Benefits” is based on the same assumptions as those used for the valuation of the plan liabilities in Vista Outdoor's Annual Report on Form 10-K for the fiscal year ended March 31, 2016. Including a 4.01% discount rate for the Vista Outdoor Retirement Plan and a 2.87% discount rate for the Vista SERP. The assumptions made in the calculations of these amounts may be found in Note 10 to the audited financial statements in Vista Outdoor's Form 10-K.
For Mr. DeYoung an assumed retirement age of 60 is used since this is the unreduced retirement age for the ATK Aerospace Pension Plan formula which makes up the majority of his pension benefits. An assumed retirement age of 65 is used for Mr. Nolan. For Mr. White, immediate retirement (age 64) is used because he has already attained the unreduced age for the ATK Aerospace Pension Plan formula, which makes up the majority of his pension benefits. The assumption is made that there is no probability of pre-retirement death or termination by any other cause.
All DB SERP benefits are assumed to be paid as a lump sum in accordance with the plan document.

NONQUALIFIED DEFERRED COMPENSATION
The following table provides information for the executive officers named in the Summary Compensation Table regarding contributions, earnings, distributions and year-end account balances with respect to the contributions to the Company's Defined Contribution Supplemental Executive Retirement Plan (the "DC SERP") and, if applicable, the Company's Nonqualified Deferred Compensation Plan.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($) (3)
Mark W. DeYoung	DC SERP	$—	$118,446	$(1,582)	$—	$288,536
	Deferred Compensation Plan	$—	$1,767,960	$339,776	$—	$4,218,842
Stephen M. Nolan	DC SERP	$—	$22,923	$(495)	$—	$49,443
Scott D. Chaplin	DC SERP	$—	$45,597	$(965)	$—	$113,348
Stephen S. Clark	DC SERP	$—	$12,277	$—	$—	$12,277
James D. White	DC SERP	$—	$6,294	$(33)	$—	$22,812
	Deferred Compensation Plan	$—	$—	$93,353	$—	$603,756

(1)
Our FY 2016 contributions under the DC SERP are also included in the “All Other Compensation” column of the Summary Compensation Table for each executive officer named in the Summary Compensation Table.

(2)
This column reflects earnings and losses (including interest, dividends, market or stock appreciation or depreciation). Since earnings are not “above market” or preferential, the earnings are not reported in the Summary Compensation Table.

(3)
The following amounts represent aggregate contributions made by the executive officer or the Company for the benefit of the executive officer, since the officer's commencement of participation in the plan(s) through the end of fiscal year 2016.

Deferred Compensation Plan
Pursuant to the terms of the Spin-Off Transaction Agreement, the Company is required to mirror the ATK Nonqualified Deferred Compensation Plan (the ‘‘ATK Deferral Plan’’). Our board of directors has adopted the Vista Outdoor Nonqualified Deferred Compensation Plan (which we refer to as the ‘‘Deferral Plan’’) for the benefit of certain of our future employees. The terms of the Deferral Plan are substantially similar to the terms of the ATK Deferral Plan. Following the Spin-Off, ATK and the Company transferred the assets and liabilities associated with each current and former Company employee who participated in the ATK Deferral Plan from the ATK Deferral Plan to the Deferral Plan.
Under the terms of the Deferral Plan, all of the Company’s executive officers will be eligible to participate in the Deferral Plan. Participants in the Deferral Plan generally may elect to defer up to 70% of salary and 100% of cash or equity incentive compensation. The Company may credit to participants’ accounts under the Deferral Plan certain additional amounts relating to foregone matching contributions under the Company’s 401(k) Plan. Under the Deferral Plan, the Company may also make additional discretionary contributions to participants’ accounts.
Under the terms of the Deferral Plan, the Deferral Plan is an unfunded plan, meaning that participants’ accounts will be bookkeeping entries only and will not entitle them to ownership of any actual assets. The accounts will represent an unsecured promise by the Company to pay participants benefits in the future. Pursuant to the terms of the Spin-Off Transaction Agreement, Vista Outdoor was required to mirror the nonqualified grantor trust commonly known as a ‘‘Rabbi Trust’’ established by ATK for the benefit of participants in the ATK Deferral Plan. The assets of the Vista Outdoor Rabbi Trust will be used to pay benefits, but the assets of the trust remain subject to the claims of the Company’s general creditors.
Under the terms of the Deferral Plan, participants’ account balances will be credited with earnings and investment gains and losses by assuming that the deferred amounts were invested in one or more investment funds made available by the Company from time to time under the Deferral Plan. The investment alternatives include funds with different degrees of risk. Participants select their measuring investments from among the investment alternatives provided and may reallocate amounts among the various investment alternatives at any time, except for amounts credited to the Vista Outdoor common stock investment alternative. Only deferrals of equity performance awards may be credited to, and must remain credited to, the Vista Outdoor common stock investment alternative.

The measuring investment alternatives under the Deferral Plan are investment funds, which generally correspond to the investment options made available under the Company's 401(k) Plan.
Generally, payouts from the Deferral Plan cannot be made until the participant terminates employment, becomes totally and permanently disabled, has an unforeseeable financial emergency or reaches the date of a scheduled distribution elected by the participant under rules specified in the Deferral Plan. Payouts are made in cash, except with respect to deferrals of equity performance awards, which are paid in shares of Vista Outdoor common stock equal to the number of shares that were deferred, plus any additional deferred stock units credited to the participants' accounts as a result of the deemed reinvestment of dividend equivalents with respect to the deferred shares.
Defined Contribution Supplemental Executive Retirement Plan
Pursuant to the terms of the Transaction Agreement, Vista Outdoor was required to mirror the ATK Defined Contribution Supplemental Executive Retirement Plan (the ‘‘ATK DC SERP’’). Our board of directors has adopted the Vista Outdoor Defined Contribution Supplemental Executive Retirement Plan (which we refer to as the ‘‘DC SERP’’) for the benefit of certain of our future employees. The terms of the DC SERP are substantially similar to the terms of the ATK DC SERP. Following the Spin-Off, ATK and the Company have transferred the assets and liabilities associated with each current and former Company employee who participated in the ATK DC SERP from the ATK DC SERP to the DC SERP.
Under the terms of the DC SERP, the DC SERP is a nonqualified defined contribution plan under which Vista Outdoor and its subsidiaries that sponsor the DC SERP may credit pre-tax contributions to a participant’s account. Participation in the DC SERP will be limited to (1) employees who are eligible for a non-elective contribution (‘‘NEC’’) under the Vista Outdoor 401(k) Plan, and (2) employees who receive eligible compensation in excess of the IRS annual compensation limit and make the maximum allowable before-tax or Roth 401(k) contributions to the Vista Outdoor 401(k) Plan. An annual NEC allocation of 2.5% to 4.0% of compensation in excess of the IRS limits for a plan year will be made to a participant’s account if: (i) the employee is a participant in the Vista Outdoor 401(k) Plan and the employee’s NEC to the Vista Outdoor 401(k) Plan for the plan year is reduced by the annual compensation limit imposed by the Code or (ii) the employee is a participant in both the Vista Outdoor 401(k) Plan and Vista Outdoor’s Deferral Plan and the employee’s NEC to the 401(k) Plan for the plan year is reduced due to the employee’s deferrals to the Deferral Plan.
Additionally, an annual match allocation of 4.5% of compensation in excess of the IRS compensation limit will be made to a participant’s account if the participant has made the maximum allowable before-tax or Roth 401(k) contributions to the Vista Outdoor 401(k) Plan for the calendar year. Under the terms of the DC SERP, vesting for the NEC allocation under the DC SERP will occur following three years of vesting service and vesting for the match allocation under the DC SERP will occur following one year of vesting service. A participant will become fully vested upon death, attainment of age 65, total disability while employed by Vista Outdoor, or upon a change in control. Under the terms of the DC SERP, the DC SERP is an unfunded plan, meaning that participants’ accounts will be bookkeeping entries only and will not entitle them to ownership of any actual assets. Under the terms of the DC SERP, participants’ account balances will be credited with earnings and investment gains and losses by assuming that the allocations were invested in one or more investment funds made available by Vista Outdoor from time to time under the DC SERP.
Participants' account balances are credited with earnings and investment gains and losses by assuming that the allocations were invested in one or more investment funds made available by the Company from time to time under the DC SERP. The measuring investments have different degrees of risk. Participants select their measuring investments from among the investment alternatives provided and may reallocate amounts among the various investment alternatives at any time. The investment alternatives are the same as those listed above for the Deferral Plan with the exception of the Vista Outdoor Common Stock Measuring Investment, which is not available under the DC SERP.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company’s employment agreement with Mr. DeYoung provides for certain benefits and payments to be made to Mr. DeYoung upon termination of his employment as the Company’s Chief Executive Officer, including termination in connection with a change in control of the Company. The Company has also adopted the Income Security Plan, the Executive Severance Plan and certain other arrangements (collectively, the “Executive Officer Separation Arrangements”) that provide for benefits and payments to the Company’s other named executive officers upon termination of their employment with the Company.
The benefits and payments that the Company’s named executive officers could receive under certain hypothetical termination scenarios are described in the narrative below and quantified in the table that follows. The Company believes that these arrangements provide competitive benefits to senior executives and that they will help protect the interests of the Company in the event of an acquisition.
In addition to the benefits and payments described below, the Committee may review any named executive officer’s separation on a case-by-case basis and exercise its business judgment to customize the terms of each such separation in consideration of all relevant circumstances, including:

•	the reasons for the separation;

•	market competitive practices for comparable separation scenarios;

•
potential benefits to the Company, such as retention of the named executive officer’s services for a transition period, maintenance of the Company’s positive reputation internally and externally, and preservation of the Company’s ability to recruit highly talented executives;

•	the executive’s tenure and contributions to the Company’s success; and

•	the impact of the separation on the Company and its stockholders.
In order for Mr. DeYoung to receive the post-termination benefits provided for in his employment agreement or for any of the Company’s other named executive officers to qualify for the termination benefits provided by the Company’s Income Security Plan, Executive Severance Plan and forms of equity award agreement in the scenarios described below, the relevant named executive officer would be required to execute a general release of claims in favor of the Company. In order to receive the post-termination benefits described below, the Company’s named executive officers, including Mr. DeYoung, are also required to comply with customary non-competition and non-solicitation covenants for a period following termination specified in the relevant plan or agreement (typically one or two years), and to comply with general confidentiality and non-disparagement covenants.
Potential Payments Under Certain Termination Scenarios
Voluntary Termination and Termination for Cause
If the employment of any of the Company’s named executive officers is voluntarily terminated (other than termination in the event of retirement or, in the case of Mr. DeYoung, for “good reason”, as described below) or terminated “for cause,” then no additional payments or benefits will accrue or be paid to the individual under the Executive Officer Separation Arrangements, other than what has been accrued and vested in the benefit plans discussed above in this proxy statement under the headings "Summary Compensation Table," "Pension Benefits," and "Nonqualified Deferred Compensation." A voluntary termination or involuntary termination for cause will not trigger an acceleration of the vesting of any stock options or other long-term incentive awards, and any such awards that had not already vested would be forfeited.
Retirement
Under the Company’s Executive Officer Incentive Plan, upon retirement of a named executive officer, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period. On retirement, any outstanding unvested equity or performance awards held by a named executive officer would be forfeited.

Termination Without Cause/For Good Reason
Under Mr. DeYoung’s employment agreement with the Company, in the event that his employment is terminated by the Company without “cause” or by Mr. DeYoung for “good reason,” as those terms are defined in the agreement, Mr. DeYoung would be entitled to the following benefits and payments:

•	a lump-sum cash payment equal to one year’s base salary plus a pro-rata portion of his annual cash incentive award, based on actual performance;

•
accelerated vesting of restricted stock, restricted stock unit and option awards granted to Mr. DeYoung by the Company following the Spin-Off that would have vested had Mr. DeYoung remained employed by the Company for an additional 12 months following his termination of employment;

•
accelerated vesting of all outstanding restricted stock, restricted stock unit and option awards received by Mr. DeYoung as a result of awards originally granted to Mr. DeYoung by ATK prior to the Spin-Off;

•
a portion of the shares of common stock that would have been earned by Mr. DeYoung pursuant to outstanding performance growth awards based on actual results following the end of the relevant performance period, prorated for the period of his employment during the performance period and provided that Mr. DeYoung was employed for at least 90 days during the performance period;

•
company-paid COBRA premiums under the Company’s health and welfare plans until the earlier of 18 months following the termination of his employment and the date on which Mr. DeYoung obtains comparable coverage from a subsequent employer.

Any other outstanding unvested equity awards held by Mr. DeYoung for which vesting does not accelerate as described above would be forfeited.
Under the Company’s Executive Officer Incentive Plan, in the event that a named executive officer is terminated without cause, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period.
If the employment of any of the named executive officers other than Mr. DeYoung is terminated by the Company without cause, the officer would be eligible under the Company’s Executive Severance Plan for a lump sum payment equal to 12 months of base salary, plus an additional lump sum of $15,000 to defray health care costs. The Company’s Executive Severance Plan also provides for an estimated $10,000 of outplacement services for each named executive officer upon termination by the Company without cause.
The Company’s forms of restricted stock and restricted stock unit award agreements provide for the following in the event that a named executive officer is terminated without cause:

•
accelerated vesting of any shares of restricted stock or RSUs granted to the named executive officer by the Company following the Spin-Off that would have vested within 12 months of the officer’s date of termination;

•
accelerated vesting of any shares of restricted stock received by the named executive officer as a result of shares of restricted stock originally granted to the named executive officer by ATK prior to the Spin-Off;

•	accelerated vesting of any RSUs received by the named executive officer upon conversion of performance shares originally granted to the named executive officer by ATK prior to the Spin-Off;
The Company’s forms of non-qualified stock option award agreements provide for the following in the event that a named executive officer is terminated without cause:

•	no accelerated vesting for stock options received by the named executive officer as a result of options originally granted to the named executive officer by ATK prior to the Spin-Off; and

•	accelerated vesting for any stock options granted to the named executive officer by the Company after the Spin-Off that would have vested within 12 months of the officer’s date of termination.
In addition, the Company’s form of performance growth award agreement provides that a named executive officer whose employment is terminated by the Company without cause will receive a portion of the shares of common stock that would have been earned based on actual results following the end of the relevant performance period, prorated for the period of employment during the performance period and provided that the named executive officer was employed for at least 90 days during the performance period.
Any other outstanding unvested equity awards held by a named executive officer for which vesting does not accelerate as described above would be forfeited.

Termination Due to Disability
Under Mr. DeYoung’s employment agreement with the Company, in the event that his employment is terminated as a result of disability, Mr. DeYoung would be entitled to the following benefits and payments:

•
a lump-sum cash payment equal to a pro-rata portion of his annual cash incentive award, based on actual performance, provided that Mr. DeYoung was employed for at least 90 days during the performance period;

•
accelerated vesting of any restricted stock, restricted stock unit or option awards granted to Mr. DeYoung by the Company following the Spin-Off that would have vested had Mr. DeYoung remained employed by the Company for an additional 12 months following his termination of employment;

•
accelerated vesting of all outstanding restricted stock, restricted stock unit and option awards received by Mr. DeYoung as a result of awards originally granted to Mr. DeYoung by ATK prior to the Spin-Off;

•
a portion of the shares of common stock that would have been earned by Mr. DeYoung pursuant to outstanding performance growth awards based on actual results following the end of the relevant performance period, prorated for the period of his employment during the performance period and provided that Mr. DeYoung was employed for at least 90 days during the performance period;

Any other outstanding unvested equity awards held by Mr. DeYoung for which vesting does not accelerate as described above would be forfeited.
Under the Company’s Executive Officer Incentive Plan, in the event that a named executive officer other than Mr. DeYoung is terminated due to disability, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period.
The Company’s forms of restricted stock and restricted stock unit award agreements provide for the following in the event that a named executive officer is terminated due to disability:

•
accelerated vesting of any shares of restricted stock and RSUs granted to the named executive officer by the Company following the Spin-Off that would have vested within 12 months of the officer’s date of termination;

•
accelerated vesting of any shares of restricted stock received by the named executive officer as a result of shares of restricted stock originally granted to the named executive officer by ATK prior to the Spin-Off;

•
accelerated vesting of a portion of any RSUs received by the named executive officer upon conversion of performance shares originally granted to the named executive officer by ATK prior to the Spin-Off, prorated for the period of employment prior to termination;

The Company’s forms of non-qualified stock option award agreements provide for the following in the event that a named executive officer is terminated due to disability:

•	no accelerated vesting for stock options received by the named executive officer as a result of options originally granted to the named executive officer by ATK prior to the Spin-Off; and

•	accelerated vesting for any stock options granted to the named executive officer by the Company after the Spin-Off that would have vested within 12 months of the officer’s date of termination.
In addition, the Company’s form of performance growth award agreement provides that a named executive officer whose employment is terminated due to disability will receive a portion of the shares of common stock that would have been earned based on actual results following the end of the relevant performance period, prorated for the period of employment during the performance period and provided that the named executive officer was employed for at least 90 days during the performance period.
Any other outstanding unvested equity awards held by a named executive officer for which vesting does not accelerate as described above would be forfeited.
Termination Due to Death
If any of the Company’s named executive officers, including Mr. DeYoung, dies, the officer’s estate would be entitled to receive benefits and payments similar to those outlined above under “Termination Due to Disability.”

Potential Payments Upon Termination Following a Change in Control
CEO Employment Agreement
The Company’s employment agreement with Mr. DeYoung provides income security protection to Mr. DeYoung in the event that Mr. DeYoung’s employment with the Company is terminated without “cause” or for “good reason” in connection with a “change in control” of the Company, in each case as those terms are defined in Mr. DeYoung’s employment agreement.
Under the terms of his employment agreement, in the event that Mr. DeYoung’s employment with the Company is terminated without cause or for good reason, generally within 24 months following and, in certain instances, within six months prior to, a change in control of the Company, Mr. DeYoung would receive the following payments and benefits:

•	a lump sum cash payment in an amount equal to two times Mr. DeYoung’s then current annual base salary and then current target bonus opportunity;

•	accelerated vesting of all outstanding unvested equity awards, with performance-vesting equity awards vesting at target level performance; and

•
company-paid COBRA premiums under the Company’s health and welfare plans until the earlier of 18 months following the termination of his employment and the date on which Mr. DeYoung obtains comparable coverage from a subsequent employer.

Mr. DeYoung’s employment agreement does not have a tax gross-up provision, and the agreement automatically reduces the benefits provided to the maximum amount allowed under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in a participant receiving a greater amount than they would if they received the full amount of the benefit and paid all applicable excise and other taxes.
Income Security Plan
The Company’s Income Security Plan provides income security protection to certain executives of Vista Outdoor, including the named executive officers (other than Mr. DeYoung), in the event of a “qualifying termination” in connection with a “change in control” of the Company, in each case as those terms are defined in the Income Security Plan. Generally, a qualifying termination is an involuntary termination of employment without “cause” or a voluntary termination of employment for ‘‘good reason,’’ in each case, as those terms are defined in the Income Security Plan.
Participation in the Income Security Plan is limited to the following groups of individuals, with different levels of payments and benefits:

•
Tier 1 Participants, consisting of the Company’s officers subject to beneficial ownership reporting and other requirements under Section 16 of the Exchange Act, including the named executive officers; and

•	Tier 2 Participants, consisting of any other Company employee designated by the Compensation Committee to participate in the plan for the current fiscal year.
Under the terms of the Income Security Plan, in the event of a qualifying termination, generally within 24 months following and, in certain instances, within six months prior to, a change in control of the Company, a named executive officer would receive:

•	a lump sum cash payment in an amount equal to two times the sum of the officer’s then current annual base salary and then current target bonus opportunity;

•	a pro-rata bonus for the year in which the qualifying termination occurs, paid out at target or actual performance depending on when such termination occurs;

•	a lump sum cash payment equal to the amount the officer would have received under any long-term cash incentive plan, assuming target level performance;

•	accelerated vesting of all outstanding unvested equity awards, with performance-vesting equity awards vesting at target level performance; and

•
provided the officer timely elects coverage under COBRA upon termination, an amount equal to the excess, if any, of the cost of COBRA continuation coverage over the cost payable for health and dental benefits by active employees for a period of up to 18 months following such termination.

The Income Security Plan does not have a tax gross-up provision, and the plan automatically reduces the benefits provided to the maximum amount allowed under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in a participant receiving a greater amount than they would if they received the full amount of the benefit and paid all applicable excise and other taxes.

Potential Payments Upon Termination
The following table shows potential payments to the named executive officers upon death, disability, layoff and termination of employment following a change in control of the Company. The amounts shown assume that the termination was effective March 31, 2016, the last day of the fiscal year, and are estimates of the amounts that would be paid to the executive officers upon termination, in addition to the base salary, annual incentive and long-term incentive earned during fiscal year 2016 and any applicable retirement amounts payable to the executive officers discussed above under the heading "Pension Benefits" and "Nonqualified Deferred Compensation" in this proxy statement. The actual amounts to be paid can only be determined at the actual time of an officer's termination. No tax gross-ups are paid to the executive officers upon termination of employment.

	Mark W. DeYoung	Stephen M. Nolan	Scott D. Chaplin	Stephen S. Clark	James D. White
Payments Upon Termination Without Cause
Cash Payment	$1,050,000	$495,000	$478,125	$420,000	$350,000
Equity
Stock Options (1)	$379,764	$26,894	$21,462	$15,325	$—
Restricted Stock and RSUs (2)	$4,161,521	$693,725	$668,211	$333,029	$371,105
Performance Awards (3)	$708,312	$133,149	$106,242	$75,875	$30,350
Health and Welfare Benefits (4)	$31,015	$—	$—	$—	$—
Total	$6,330,612	$1,348,768	$1,274,040	$844,229	$751,155
Payments Upon Death or Disability
Cash Payment	$—	$—	$—	$—	$—
Equity
Stock Options (1)	$379,764	$26,894	$21,462	$15,325	$—
Restricted Stock and RSUs (2)	$4,161,521	$693,725	$668,211	$333,029	$371,105
Performance Awards (3)	$708,312	$133,149	$106,242	$75,875	$30,350
Health and Welfare Benefits (4)	$—	$—	$—	$—	$—
Total	$5,249,597	$853,768	$795,915	$424,229	$401,155
Payments Upon Termination following a Change in Control (6)
Cash Payment	$4,200,000	$1,551,000	$1,495,312	$1,303,500	$910,000
Equity
Stock Options (1)	$522,825	$99,731	$74,000	$30,659	$—
Restricted Stock and RSUs (2)	$8,323,301	$1,267,383	$1,146,588	$710,440	$614,199
Performance Awards (5)	$3,868,852	$798,064	$595,563	$449,593	$91,050
Health and Welfare Benefits (4)	$31,015	$20,605	$18,938	$19,948	$13,382
Total	$16,945,993	$3,736,783	$3,330,401	$2,529,464	$1,628,631

(1)
Values are determined by multiplying the number of options vesting on termination by the spread between the option price and $51.91, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2016, the last trading day of the fiscal year.

(2)
Values are determined by multiplying the number of shares of restricted stock by $51.91, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2016, the last trading day of the fiscal year.

(3)	Values in this row reflect a pro-rata target level payout pursuant to performance awards for the fiscal year 2016-2018 performance period.

(4)
For purposes of quantifying health and welfare benefits, amounts for Mr. DeYoung equal the cost of COBRA continuation coverage for 18 months following termination. For the other named executive officers, amounts are equal to the excess of the cost of COBRA continuation coverage over the cost payable for health and dental benefits by active employees for a period of 18 months following termination.

(5)
Values in this row reflect performance awards for the 2016-2018 and 2017-2019 fiscal year performance periods assuming payout at the target performance level. The value was determined by multiplying the number of shares of restricted stock by $51.91, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2016, the last trading day of the fiscal year.

(6)
The Company's employment agreement with Mr. DeYoung and the Income Security Plan do not have tax gross-up provisions, and automatically reduce the benefits provided to the maximum amount allowed under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in the relevant officer receiving a greater amount than they would if they received the full amount of the benefit and paid all applicable excise and other taxes.

EQUITY COMPENSATION PLAN INFORMATION
The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights, and vesting of restricted stock units and deferred compensation under our 2014 Stock Incentive Plan as of March 31, 2016:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2014 Stock Incentive Plan(1)			4,792,877
Stock Options	612,671	$26.42	—
Restricted Stock Units	266,821	—	—
Deferred Compensation (2)	48,069	—	—
Performance Awards(3)	312,282	—	—
Total	1,239,843	$—	—
__________________________________________________________

(1)
The aggregate number of shares of Vista Outdoor common stock that may be issued under all stock-based awards granted under the Vista Outdoor 2014 Stock Incentive Plan is equal to the sum of (a) 5,750,000 and (b) 668,136 shares issuable pursuant to Vista Outdoor stock options and other equity awards granted in connection with the Spin-Off in respect of stock options and other equity based awards of ATK that were outstanding immediately prior to the Spin-Off, in each case as specified in the Transaction Agreement.

(2)	Shares reserved for payment of deferred stock units in accordance with the terms of the 2014 Stock Incentive Plan.

(3)
Shares reserved for issuance in connection with outstanding performance awards. The amount shown assumes the maximum payout of the performance shares based on achievement of the highest level of performance. The actual number of shares to be issued depends on the performance levels achieved for the respective performance periods.

COMPENSATION COMMITTEE REPORT
The Management Development and Compensation Committee of the Board of Directors has reviewed and discussed with the Company's management the Compensation Discussion and Analysis. Based on this review and these discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into The Company's annual report on Form 10-K.
This report is provided by the Compensation Committee:
Gary L. McArthur, Chair
Michael Callahan
Mark A. Gottfredson

AUDIT COMMITTEE REPORT
The Audit Committee is composed solely of independent directors, as determined by the Board of Directors under the rules of the Securities and Exchange Commission and the New York Stock Exchange listing standards. In addition, the Board of Directors has determined that Robert M. Tarola, Chairman of the Audit Committee, and Gary L. McArthur are "audit committee financial experts," as defined under applicable federal securities law and regulations. The Board of Directors has adopted a written charter for the Audit Committee, which is available on Vista Outdoor's website.
Pursuant to its charter, the Audit Committee assists the Board of Directors in its oversight and monitoring of:

•	the integrity of Vista Outdoor's financial statements and other financial information provided by Vista Outdoor to its stockholders and others;

•	Vista Outdoor's compliance with legal, regulatory and public disclosure requirements;

•	Vista Outdoor's independent auditors, including their qualifications and independence;

•	Vista Outdoor's systems of internal controls, including the internal audit function; and

•	Vista Outdoor's auditing, accounting, and financial reporting process generally.
In this context, the Audit Committee has:

•
reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent registered public accounting firm ("Deloitte"), the Company's audited consolidated financial statements for the fiscal year ended March 31, 2016;

•	discussed with Deloitte the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board;

•
received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte's communications with the Audit Committee concerning independence; and

•	discussed with Deloitte the firm's independence.

Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K, for the fiscal year ended March 31, 2016, filed with the Securities and Exchange Commission.
Audit Committee
Robert M. Tarola, Chair
Michael Callahan
April H. Foley
Tig H. Krekel
Gary L. McArthur

The foregoing Report of the Audit Committee shall not be deemed to be soliciting material or filed with the Securities and Exchange Commission and is not incorporated by reference into any of Vista Outdoor's previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by Vista Outdoor in any such filing.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP acts as Vista Outdoor's independent registered public accounting firm and also provides certain other services.
Annually, the Audit Committee reviews and pre-approves the audit services to be provided by our independent registered public accounting firm (independent auditors) for the fiscal year, including the financial plan for the audit fees and services. In addition, the Audit Committee annually provides pre-approval for designated types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee, subject to an annual dollar limitation and other terms specified by the Committee in its pre-approval policy. In accordance with the pre-approval policy, the Company's Chief Financial Officer reports to the Audit Committee at each regular meeting of the Committee the specific services provided by the independent auditor and the dollar amounts of fees paid for such services since the last Committee meeting. Any other service to be provided by the independent auditor requires specific pre-approval by the Audit Committee. The Audit Committee has delegated to the Chair of the Committee the authority to grant pre-approvals. Any pre-approval by the Chair of the Audit Committee is presented to the full Committee at its next scheduled meeting.
The following table sets forth the amount of audit fees, audit-related fees, tax fees, and all other fees billed for services by Deloitte & Touche LLP for fiscal year 2016 and 2015. All fees were pre-approved by the Audit Committee or the Chair of the Audit Committee of the Company.

	Fiscal Year Ended 3/31/2016	Fiscal Year Ended 3/31/2015
Audit Fees	$1,680,000	$1,100,000
Audit-Related Fees	482,425	3,097,339
Tax Fees	77,037	—
All Other Fees	—	—
Total Fees	$2,239,462	$4,197,339
The Audit Fees billed or to be billed for the fiscal year ended March 31, 2016 were for professional services rendered for audits of the Company's annual consolidated financial statements and reviews of the Company's quarterly financial statements.
The Audit-Related Fees billed in the fiscal year ended March 31, 2016 were primarily for audit procedures performed in conjunction with the Company's due diligence related to mergers and acquisitions. The Audit-Related Fees billed in the fiscal year ended March 31, 2015 were primarily for audit procedures performed in conjunction with the preparation of stand-alone financial statements of the Company as part of the Spin-Off.
The Tax Fees billed in each of the fiscal years ended March 31, 2016 were for services related to tax compliance, tax advice and tax planning.

PROPOSAL 1
ELECTION OF DIRECTORS
The Board of Directors has nominated Class II directors April Foley and Tig Krekel to be elected at the Annual Meeting, to hold office until the 2019 annual meeting of stockholders and until their successors have been elected and have qualified or their service ends earlier through death, resignation, retirement or removal from office. Both nominees are currently directors.
Each nominee was recommended by the Board's Nominating and Governance Committee for re-election and has agreed to serve, if elected. Although we do not know of any reason why any of the nominees might become unavailable for election, if that should happen, the Board may recommend a substitute nominee. Shares represented by proxies will be voted for any substitute designated by the Board.
If, in an election of directors that is not a contested election, the votes cast in favor of a nominee's election do not exceed the votes cast against, or withheld with respect to, such nominee, such nominee must promptly offer his or her resignation to the Board. The Nominating and Governance Committee will promptly consider the resignation offer and make a recommendation to the Board as to whether to accept or reject the tendered resignation and whether other action should be taken. The Board will act on the tendered resignation within 90 days following certification of the election results. The Nominating and Governance Committee, in making its recommendation, and the Board, in making its decision, may consider any factors or other information that it considers appropriate and relevant, including any stated reasons why the stockholders withheld votes from such director, the director's tenure, the director's qualifications, the director's past and expected contributions to the Board, and the overall composition of the Board. Any director who offers his or her resignation pursuant to this provision may not participate in the Nominating and Governance Committee deliberations and recommendation or in the Board's decision whether to accept or reject the resignation offer.
        Our Board of Directors recommends a vote FOR the election of April Foley and Tig Krekel as directors.

PROPOSAL 2
APPROVAL OF VISTA OUTDOOR INC.
EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve the Vista Outdoor Inc. Employee Stock Purchase Plan (the "ESPP"). The Board of Directors adopted the ESPP on May 11, 2016, subject to stockholder approval at the 2016 Annual Meeting of Stockholders. The ESPP provides for the issuance of up to 1,000,000 shares of our common stock to eligible employees. The ESPP is intended to satisfy the requirements of Section 423 of the Internal Revenue Code, as amended (the "Code"). If approved by our stockholders, the ESPP will become effective on August 9, 2016.

The following description of the material terms of the ESPP is qualified in its entirety by reference to the terms of the ESPP, a copy of which is attached to this proxy statement as Appendix A. Capitalized terms used in this summary that are not otherwise defined have the meanings given in the ESPP.

Description of the ESPP

Purpose. The ESPP will provide our employees with the opportunity to purchase shares through accumulated payroll deductions at a discount from the market price, thereby providing employees with the ability to acquire an equity interest in the Company. The Board of Directors believes this will be a benefit to employees and to the Company by further aligning our employees' interests with those of our stockholders.

Administration. The ESPP will be administered by the MDCC. In its capacity as the administrator of the ESPP, the MDCC has full authority to adopt administrative rules and procedures and to interpret the provisions of the ESPP.

Shares Subject to the ESPP. A total of 1,000,000 shares of common stock, representing approximately 1.6% of the currently issued and outstanding shares of the Company, are authorized for issuance under the ESPP, subject to appropriate adjustments (including to each outstanding purchase right) in the event of any stock split, stock dividend, or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of any consideration by the Company. As of March 31, 2016, the number of shares available for issuance under the ESPP would have had a value of approximately $52 million based on the closing market price of the Company's common stock on that date ($51.91 per share). Shares needed to satisfy purchases under the ESPP may be authorized but unissued shares, previously issued shares reacquired and held by the Company as treasury shares, or shares acquired by the Company at its own expense on the open market or in private transactions. Any shares issued under the ESPP will reduce, on a share-for-share basis, the number of shares available for issuance under the ESPP.

Potential Dilution. We have considered the dilutive effect of the proposed number of shares issuable against the dilution policies of major proxy advisory firms. As of March 31, 2016, 6,032,720 shares were subject to outstanding equity awards or available for future awards under the 2014 Equity Incentive Plan (representing 9.04% of the fully diluted common shares outstanding). If the proposal is approved, an additional 1,000,000 shares will be available for issuance under the Employee Stock Purchase Plan. As a result, 7,032,720 shares would be subject to outstanding equity awards or available for future awards, resulting in a potential fully diluted overhang of 10.38%. The following table shows the determination of total potential dilution as of March 31, 2016.

Remaining authorized but unissued under the 2014 Equity Incentive Plan	4,792,877
Proposed new shares under the Employee Stock Purchase Plan	1,000,000
Shares subject to outstanding awards	1,239,843
Total	7,032,720
Fully diluted common shares outstanding	67,765,294
Fully diluted overhang (1)	10.38%

(1)
Fully diluted overhang is equal to the total number of shares subject to outstanding awards plus the total number of shares available for grant under the Company’s active and proposed equity plans, divided by the sum of the fully diluted common shares outstanding plus the total number of shares subject to outstanding awards plus the total number of shares available for grant under the Company’s active and proposed equity plans.

Eligibility. An employee of the Company (or of any designated subsidiary) is eligible to participate in the ESPP if the employee (a) has been employed by the Company (or a designated subsidiary) for at least one year and (b) the employee's customary employment is for at least twenty (20) hours per week. Employees of non-United States subsidiaries are excluded from participation in the ESPP, subject to certain limitations. As of June 15, 2016, we estimate that approximately 5,700 employees of the Company will be eligible to participate in the ESPP.

Participation and Limitations. The ESPP permits eligible employees (each a "Participant") to elect to set aside an amount, through payroll deductions, to purchase Common Stock. Generally, the Company has determined that payroll deductions will be accumulated during three-month periods ("Offering Periods") beginning on the first day in January, April, July and October and ending on the last trading day in March, June, September, and December, respectively. If the ESPP is approved at the Annual Meeting, we anticipate the initial Offering Period will commence on September 1, 2016. At the end of each Offering Period, all funds accumulated in a Participant's account will be used to purchase shares of Common Stock at a purchase price equal to 95 percent of the fair market value of the Common Stock on the last trading day of such Offering Period.

No employee may purchase under the ESPP, together with any other employee stock purchase plans, shares of Common Stock having an aggregate fair market value in excess of $25,000 in any calendar year, determined as required by Code Section 423. From time to time, the Company is permitted to set lower limits during an Offering Period.

Participants are also prohibited from purchasing Company Stock on any Investment Date to the extent that, after such purchase, the Participant would own (or be considered as owning within the meaning of Code Section 424(d)) stock (including options) possessing 5% or more of the total combined voting power of the Company;

Withdrawal. Participants may withdraw their participation in the ESPP during any Offering Period as long as notice is received more than 15 days prior to the end of an Offering Period. A Participant's election to withdraw from an Offering Period will not have any effect on his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws as long as the Participant remains eligible to participate in the ESPP.

Termination of Employment. If a Participant's employment is terminated for any reason, he or she is no longer eligible to participate in the ESPP. Any payroll deductions that the Participant made for the Offering Period in which his or her employment ends will be refunded and will not be used to purchase shares.

Assignability. No rights under the ESPP will be assignable or transferable by the Participant, except by will or the laws of inheritance following a Participant's death.

Amendment and Termination. The MDCC may at any time amend the ESPP other than to increase the total number of shares of common stock available for issuance under the Plan (unless the increase only reflects a change in capitalization such as a stock dividend or stock split pursuant to the ESPP), which will require stockholder approval. Any amendment will be subject to stockholder approval if required by federal or state law or the rules of the New York Stock Exchange or to satisfy the requirements of Section 423 of the Code. The Board of Directors may terminate the ESPP at any time.

Duration. The ESPP will terminate upon the termination of the ESPP by the Board of Directors.

U.S. Federal Income Tax Consequences. The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under such an arrangement, no taxable income will be recognized by a Participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until: (i) there is a sale or other disposition of the shares acquired under the ESPP; or (ii) the Participant dies while still owning the purchased shares. The tax treatment depends on whether the employee holds the shares for a required holding period, which is the later of two years after the grant date or one year after the purchase date, as well as whether the value of the shares at the time of disposition or death exceeds the purchase price for the shares. The grant date is a statutory term under Code Section 423. The Committee has the authority to determine the grant date by setting a maximum number of shares that can be purchased during an Offering Period on the first trading day of the Offering Period.

In this circumstance, if a Participant sells or otherwise disposes of the purchased shares during the holding period (other than by reason of death), the Participant will recognize ordinary income in the year of sale or disposition equal to the 5% discount at purchase. The Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to this amount. Any additional gain upon the disposition will be taxed as capital gain, and if the Participant sells the purchased shares for less than the purchase price for the stock plus the ordinary income recognized, he will recognize a capital loss. The capital gain or loss will either be long or short term, depending on whether the Participant held the purchased shares for twelve months prior to the disposition.

If a Participant sells or otherwise disposes of the purchased shares after the holding period, or dies while holding the purchased shares either during or after the holding period, the Participant will recognize ordinary income in the year of sale or disposition or death equal to the lesser of the 5% discount at purchase or the excess of the fair market value of the purchased stock at the time of death or disposition over the purchase price. Any additional gain upon the disposition will be taxed as a long-term capital gain, and if the Participant sells the purchased shares for less than the purchase price for the stock plus the ordinary income recognized, he will recognize a capital loss. The Company will not be entitled to an income tax deduction with respect to the ordinary income recognized upon such death or disposition.

If the Committee exercises its discretion to set a maximum limit on the number of shares that may be purchased during an Offering Period, the grant date will be the first trading day of the Offering Period, and the holding period will be two years from the first trading day of the Offering Period. In this case, if a Participant sells or otherwise disposes of the purchased shares during the holding period (other than by reason of death), the tax treatment will be the same as described above.

If a Participant sells or otherwise disposes of the purchased shares after the end of the holding period, or dies while holding the purchased shares either during or after the holding period, the Participant will recognize ordinary income in the year of sale or disposition or death equal to the lower of: (i) the amount by which the last sale price of the shares on the date of sale, disposition or death exceeded the purchase price paid for those shares; or (ii) 5% of the last sale price on the first day of the Offering Period. Any additional gain upon the disposition will be taxed as a long-term capital gain, and if the Participant sells the purchased shares for less than the purchase price for the stock plus the ordinary income recognized, he will recognize a capital loss. The Company will not be entitled to an income tax deduction with respect to the ordinary income recognized upon such death or disposition.

New Plan Benefits

The benefits to be received by our employees as a result of the adoption of the ESPP are not determinable, since the amounts of future purchases by Participants are based on elective Participant contributions. No Purchase Rights have been granted, and no shares have been issued, with respect to the common stock reserved for issuance pursuant to the ESPP.

Board Recommendation

Our Board of Directors recommends a vote FOR approval of the Vista Outdoor Inc. Employee Stock Purchase Plan. Proxies will be voted FOR the proposal unless otherwise specified.

PROPOSAL 3
APPROVAL OF VISTA OUTDOOR INC.
2014 STOCK INCENTIVE PLAN
We are asking our stockholders to approve the Vista Outdoor Inc. 2014 Stock Incentive Plan (the "Plan"). On February 9, 2014, prior to the Spin-Off, the Company's Board of Directors adopted the Vista Outdoor 2014 Stock Incentive Plan for the benefit of certain of our employees, consultants and directors. The Plan provides for the grant of stock-based awards to employees, officers and non-employee directors of the Company as determined by the MDCC of the Board of Directors. The Plan will be the sole active plan for providing equity compensation to eligible employees and non-employee directors of Vista Outdoor. Stockholders are being asked to approve the Plan to meet the requirements of Section 162(m) of the Internal Revenue Code regarding the deductibility of executive compensation for certain awards under the Plan. The Company is not seeking at this time to increase the number of shares of Vista Outdoor common stock authorized for issuance under the Plan.
Purpose of the Plan and Rationale for Approval of the Plan
Our Board of Directors believes that Vista Outdoor's success depends in large measure on our ability to recruit and retain highly qualified employees, officers and non-employee directors who are capable of assuring the future success of the Company. We expect that awards of stock-based compensation and opportunities for stock ownership in Vista Outdoor will align the interests of Plan participants with those of the Company's stockholders and provide incentives to Plan participants to act in the long-term best interests of the Company.
The Board of Directors and management believe that the continuation of stock-based compensation is essential to attracting, retaining and motivating highly qualified employees, officers and non-employee directors to promote Vista Outdoor's success. It is expected that the Plan will give the Company flexibility to make stock-based awards over the next several years in amounts determined appropriate by the MDCC, which administers the Plan. In addition, the Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code regarding the deductibility of executive compensation for certain awards under the Plan. The Plan will become effective upon stockholder approval of the Plan at the Annual Meeting. If the Plan is not approved by stockholders, the Company will not be able to grant equity awards as a key component of its long-term incentive compensation program.
Key Provisions of the Plan
The Plan is designed to provide significant motivational incentives and performance-based compensation, balanced with best governance practices in recognition of stockholders' concerns regarding the dilutive effect of equity awards. Key provisions of the Plan are:

•	An aggregate of 5,750,000 shares of Vista Outdoor common stock authorized for issuance under the Plan

•
No "liberal share counting" provisions with respect to shares withheld or tendered to pay the exercise price of stock options and stock appreciation rights (i.e., the total number of shares for which the award is exercised will be counted against the reserve of shares available for issuance under the Plan, not the net number of shares actually issued upon exercise)

•	No "recycling" of shares that are withheld or tendered to pay any tax withholding obligation in connection with the vesting or exercise of an award

•	No discounted stock options, stock appreciation rights or other awards may be granted

•	No repricing of stock options or stock appreciation rights without stockholder approval

•	No reload options may be granted

•
One-year minimum vesting of restricted stock and RSU awards (except that the MDCC may provide for accelerated vesting in the event of death, disability, retirement or change in control of Vista Outdoor)

•
No dividend equivalents will be paid with respect to stock options and stock appreciation rights, and dividend equivalents may not be granted with respect to performance awards unless and until all conditions or restrictions relating to such award have been satisfied

•	As applicable, awards will be designed to meet the requirements for tax deductibility as "performance-based compensation" under Section 162(m) of the Internal Revenue Code

•	Limitations on the transferability of awards
Approval of the Plan for Purposes of Section 162(m) of the Internal Revenue Code
The Plan has been structured in such a manner that equity awards granted under the Plan may satisfy the requirements of "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code. Section 162(m) limits the tax deductibility of compensation in excess of $1,000,000 paid to certain executive officers, unless such compensation qualifies as "performance-based compensation." One of the requirements of performance-based compensation for purposes of Section 162(m) is that the material terms of the plan under which compensation may be paid be disclosed to and approved by the stockholders. For purposes of Section 162(m), the material terms include the employees eligible to receive compensation, a description of the performance criteria on which performance goals may be based, and the maximum amount of compensation that can be paid to an employee under performance-based awards. Each of these items is discussed below, and the full text of the Plan is attached as Appendix B to this proxy statement. Stockholder approval of the Plan also will constitute approval of the material terms of the Plan for purposes of the approval requirements of Section 162(m) of the Internal Revenue Code. Under Section 162(m) of the Code, stockholders must approve the material terms at least once every five years.
Summary of the Plan
The material terms of the Plan are summarized below, and the full text of the Plan is attached as Appendix B to this proxy statement.
Shares Available for Awards
If the Plan is approved by stockholders, the aggregate number of shares of Vista Outdoor common stock that may be issued under all stock-based awards granted under the Plan is 5,750,000 and any shares issuable pursuant to awards granted immediately prior to the Spin-Off in respect of equity-based awards of ATK granted under ATK Stock Plans (as defined in the Plan) that were outstanding immediately prior to the Spin-Off and converted into awards as described in the Transaction Agreement. As of March 31, 2016, there are 1,239,843 shares subject to outstanding awards authorized under the Plan.
In addition, certain awards are subject to limitations as follows:

•
No person may be granted stock options, stock appreciation rights or any other award, the value of which is based solely on an increase in the value of Vista Outdoor common stock after the date of grant of the award, of more than 225,000 shares in the aggregate in any calendar year.

•	No person may be granted performance awards in excess of 125,000 shares in the aggregate in any calendar year.

•	Non-employee directors as a group may not be granted awards in the aggregate for more than 5% of the shares available under the Plan.

•	The maximum number of shares available for granting incentive stock options is 5,750,000 shares.
In the event of an equity restructuring of the Company that causes the per-share fair value of the Company's stock to change (e.g., a stock dividend, stock split, spinoff, etc.), the MDCC is required to make corresponding equitable adjustments to the share limits described above, the number and type of shares subject to outstanding awards, and the purchase or exercise price of outstanding awards. In the case of any other corporate transaction or event that occurs, the MDCC may make similar adjustments in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Plan.
Burn Rate
Equity Award Grant Practices: Our two-year post-Spin-Off average burn rate of 1.73% (as calculated below) was significantly lower than industry maximums established by certain major proxy advisory firms.

Fiscal Year (1)	Options Granted	Full-Value Shares Granted (2)	Total Shares Granted	Weighted Average Number of Common Shares Outstanding	Burn Rate
2016	70,821	857,970	928,791	62,210,450	1.49%
2015 (including staking grants)	67,710	1,188,510	1,256,220	63,596,338	1.98%
Two-Year Average (including staking grants)					1.73%
2016	70,821	857,970	928,791	62,210,450	1.49%
2015 (excluding staking grants) (3)	67,710	564,418	632,128	63,596,338	0.99%
Two-Year Average (excluding staking grants) (3)					1.24%

(1)	In general a three-year average would be used for the calculation of burn rate, however, because the Company began regular-way trading on February 10, 2015, only two years of data is available.

(2)
Full Value Shares Granted refers to restricted stock, performance shares (at maximum payout), and restricted stock units granted during each respective fiscal year. Based on ISS methodology of calculating burn rate, these full value awards granted are then multiplied by 2.5 to get the total Full-Value Shares Granted, which is used to calculate the burn rate.

(3)
Staking grants of restricted stock and restricted stock units were made in fiscal year 2015 in connection with the Spin-Off from ATK. However, we do not anticipate making these types of grants in the future, so a separate analysis of burn rate excluding the staking grants has been provided to provide a more representative indication of expected burn rate going forward.

Based on the granting the practices utilized in fiscal year 2016 in conjunction with objectives, the Company projects the remaining pool of shares available for issuance under the 2014 Stock Incentive Plan will last at least five years.
Potential Dilution
We have considered the dilutive effect of the proposed number of shares issuable against the dilution policies of major proxy advisory firms. As of March 31, 2016, 6,032,720 shares were subject to outstanding equity awards or available for future awards under the 2014 Equity Incentive Plan (representing 9.04% of the fully diluted common shares outstanding).

Remaining authorized but unissued under the 2014 Equity Incentive Plan	4,792,877
Shares subject to outstanding awards	1,239,843
Total	6,032,720
Fully diluted common shares outstanding	66,765,294
Fully diluted overhang (1)	9.04%

(1)
Fully diluted overhang is equal to the total number of shares subject to outstanding awards plus the total number of shares available for grant under the Company’s active and proposed equity plans, divided by the sum of the fully diluted common shares outstanding plus the total number of shares subject to outstanding awards plus the total number of shares available for grant under the Company’s active and proposed equity plans.

Share Counting Provisions
Shares that are subject to awards that terminate, lapse or are canceled or forfeited shall be available again for grant under the Plan. Each Share with respect to which an award of options or stock appreciation rights is granted shall reduce the aggregate plan limit by one share. Shares to be issued under the Plan will be authorized but unissued shares or shares that have been reacquired by the Company and designated as treasury shares. The Company may not add back shares to the number of shares authorized under the Plan if the Company reacquires shares as a result of the tender or withholding of shares in payment of the purchase or exercise price or the tax withholding amount relating to an award. In addition, if stock options are exercised by means of the Company withholding shares to pay the exercise price or if stock appreciation rights are settled in shares upon exercise, the total number of shares subject to the award rather than the net number of shares issued upon exercise will be counted against the number of shares authorized under the Plan.
Eligibility
Employees, officers and non-employee directors of Vista Outdoor or its affiliates are eligible to receive awards under the Plan. However, the MDCC has not made and does not intend to make awards under the Plan to a broad base of employees. For example, in fiscal year 2016, the Company made awards to 118 employees. As of June 15, 2016, the Company has 6 non-employee directors.
Administration
The MDCC will administer the Plan. The MDCC is composed entirely of independent directors within the meaning of the rules of the New York Stock Exchange. The MDCC shall continue to be comprised of not less than the number of directors as required for awards to qualify under Rule 16b-3 of the of the Exchange Act. In addition, each member of the MDCC shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and shall be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.
The MDCC selects the persons who will receive awards, determines the types of awards to be granted and the number of shares subject to the award, and establishes the vesting and forfeiture provisions and the other terms and conditions of the awards, consistent with the terms of the Plan. Subject to the provisions of the Plan, the MDCC may specify the circumstances under which the exercisability or vesting of awards may be accelerated. The MDCC may also specify the circumstances under which amounts payable under awards may be deferred, subject to the provisions of Section 409A of the Internal Revenue Code, if applicable. The MDCC may waive or amend the terms of an award, consistent with the terms of the Plan, but the MDCC may not reprice a stock option or stock appreciation right, whether through amendment, cancellation and replacement grant, or exchange for cash or any other awards. The MDCC has the authority to interpret the Plan and establish rules for the administration of the Plan.
The MDCC may delegate its powers and duties under the Plan to one or more directors, including a director who is also an officer of Vista Outdoor, except that the MDCC may not delegate its power to grant awards to executive officers or directors who are subject to Section 16 of the Exchange Act or in a way that would violate Section 162(m) of the Internal Revenue Code. The Board of Directors also may exercise the powers of the MDCC at any time, so long as its actions would comply with Section 162(m) of the Internal Revenue Code.
Types and Terms of Awards
The Plan permits the granting of:

•	stock options (including both incentive and non-qualified stock options),

•	stock appreciation rights ("SARs"),

•	restricted stock and restricted stock units,

•	dividend equivalents,

•	performance awards (which may be "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code), and

•	other stock based awards.
The exercise price per share under any stock option, the grant price of any SAR, and the purchase price of any security that may be purchased under any other stock-based award may not be less than 100% of the fair market value of Vista Outdoor common stock on the date of grant, unless the award is granted in substitution for an award previously granted by an entity that is acquired by or merged with Vista Outdoor or a subsidiary of Vista Outdoor. Unless otherwise determined by the MDCC, the fair market value of shares on a given date will be the closing sale price of Vista Outdoor common stock on the New York Stock Exchange as reported in the consolidated transaction reporting system on that date.
The term of awards will be no more than 10 years.
All awards granted under the Plan shall be subject to Vista Outdoor's clawback or recoupment policies, stock holding policy, share trading policies and other applicable policies implemented by Vista Outdoor from time to time.
Awards may be granted to participants for no cash consideration or for cash or other consideration required by the MDCC or applicable law. Awards may provide that upon the grant or exercise thereof the holder will receive shares of Vista Outdoor common stock, cash, other securities or property, or any combination of these, as the MDCC determines. The Plan provides that an award will be evidenced by a written agreement or other document containing the terms and conditions of the award.
Stock Options. The holder of an option is entitled to purchase a number of shares of Vista Outdoor common stock at a specified exercise price during a specified time period, all as determined by the MDCC. The option exercise price may be payable in cash, shares of Vista Outdoor common stock (including shares otherwise issuable upon the exercise of the underlying option) or, at the discretion of the MDCC, in securities or other property having a fair market value on the exercise date equal to the exercise price. The MDCC shall not have the authority to grant reload options (which provide for the grant of a new option equal to the number of shares surrendered by the participant upon exercise of all or part of the original option).
Stock Appreciation Rights. The holder of a SAR will be entitled to receive the excess of the fair market value of one share of Vista Outdoor common stock on the date of exercise over the grant price of the SAR. The grant price of a SAR shall not be less than 100% of the fair market value of one share of the Company's common stock on the date of grant of the SAR; provided, however, that the MDCC may designate a per share grant price below fair market value on the date of grant if the SAR is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an affiliate of the Company.
Restricted Stock and Restricted Stock Units. The holder of restricted stock owns shares of Vista Outdoor common stock subject to restrictions imposed by the MDCC for a time period specified by the MDCC. The holder of restricted stock units has the right, subject to any restrictions imposed by the MDCC, to receive shares of Vista Outdoor common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the MDCC. The minimum vesting period for these awards is one year from the date of grant, but the MDCC may permit accelerated vesting in the case of a participant's death, disability, retirement or a change in control of Vista Outdoor. If the participant's employment or service as a director terminates during the restriction period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the MDCC determines to waive in whole or in part any or all of the remaining restrictions, subject to the limitations set forth in the Plan.
Dividend Equivalents. The holder of a dividend equivalent is entitled to receive payments (in cash, shares of Vista Outdoor common stock, other securities or other property) equivalent to the amount of any cash dividends paid by Vista Outdoor to stockholders with respect to a number of shares determined by the MDCC. Dividend equivalents shall not be granted with respect to stock options and stock appreciation rights. Dividend equivalents may not be granted with respect to performance awards unless and until all conditions or restrictions relating to such award have been satisfied.
Performance Awards and Performance Goals. The MDCC may grant awards payable in shares of Vista Outdoor common stock or cash conditioned on the achievement of performance goals established by the MDCC. These performance awards are intended to be deductible by Vista Outdoor under Section 162(m) of the Internal Revenue Code. Accordingly, in the case of the chief executive officer and certain other highly-compensated executive officers, the performance awards are intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code so that they are considered "performance-based compensation." In order to qualify as "performance-based compensation" under Section 162(m), the performance awards for these executive officers will be conditioned solely on the achievement of one or more objective performance goals established by the MDCC.
In the case of executive officers, the MDCC determines the length of the performance period, establishes the performance goals for the performance period, and determines the amounts of the performance awards and any other terms and conditions of the awards no later than 90 days after the beginning of each performance period (or in any event, no later than the elapsing of 25% of the period of service to which the performance goals relate). Performance goals will be based on one or more of the following criteria: (i) sales or revenues (including, without limitation, sales or revenue growth); (ii) gross profit; (iii) income before interest and taxes; (iv) income before interest, taxes, depreciation and amortization; (v) net income; (vi) net income from operations; (vii) operating results excluding pension mark-to-market; (viii) earnings per Share; (ix) return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); (x) productivity ratios; (xi) expense or cost reduction measures; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) orders; (xvi) customer satisfaction; (xvii) working capital targets; (xviii) budget comparisons; (xix) implementation or completion of specified projects or processes; (xx) the formation of joint ventures, establishment of research or development collaborations or the completion of other transactions; (xxi) cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); (xxii) Share price (including, without limitation, growth in Share price and total stockholder return); (xxiii) profitability of an identifiable business unit or product; (xxiv) economic profit or economic value added; or (xxv) cash value added; or (xxvi) backlog. In addition, in establishing the goals, the MDCC may specify that the achievement of the performance goals will be calculated without regard to the negative or positive effect of certain events, including, without limitation, any of the following events:  charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Code or tax rates; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; and foreign currency exchange gains or losses.
The performance goals may relate to Vista Outdoor, one or more of its subsidiaries or one or more of its business groups, divisions or units, or any combination of these, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination of these, as determined by the MDCC. The MDCC is required to certify that the applicable performance goals have been met for the executive officers prior to payment of any performance awards to them.
Other Stock‑Based Awards. The MDCC is authorized to grant other types of awards that are denominated or payable in or otherwise related to Vista Outdoor common stock, subject to terms and conditions determined by the MDCC. To the extent shares of the Company's common stock or other securities are delivered, such shares or securities shall be purchased for consideration having a value equal to at least 100% of the fair market value of such shares or other securities on the date the purchase right is granted.
Tax Withholding
The MDCC, in its discretion and upon terms and conditions it may adopt, may require the Company to withhold shares of Vista Outdoor common stock, or permit participants receiving or exercising awards to surrender shares of Vista Outdoor common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant), to satisfy the minimum statutory withholding taxes that are required to be withheld or collected by the Company upon the grant, exercise, vesting or payment of an award.

Transferability of Awards
Awards may be transferred only by will or by the laws of descent and distribution or by transfer back to the Company, including a transfer of an award (other than stock options) in connection with a deferral election under a Company deferred compensation plan. During the lifetime of a participant, an award may be exercised only by the participant to whom the award is granted or, if permissible under applicable law, the participant's guardian or legal representative.
Term, Termination and Amendment
The Plan will terminate at midnight on February 9, 2025, unless terminated before then by the Board of Directors. Awards may be granted under the Plan until the Plan terminates or until all shares available for awards under the Plan have been purchased or acquired. After the termination of the Plan, no awards may be granted under the Plan, but previously granted awards will remain in effect as long as awards are outstanding under the Plan. The Board of Directors may amend or terminate the Plan at any time, except that prior stockholder approval will be required for any amendment to the Plan that would:

•
require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange or the Financial Industry Regulatory Authority, Inc. that are applicable to the Company;

•	increase the number of shares authorized under the Plan (except in the case of a stock split or other recapitalization);

•	increase the number of shares subject to the award limitations described above under "Shares Available for Awards" (except in the case of a stock split or other recapitalization);

•	permit repricing, cancellation and replacement, or exchange of outstanding stock options or SARs (except in the case of a stock split or other recapitalization); or

•	permit the award of stock options or SARs with an exercise price less than 100% of the fair market value of a share of Vista Outdoor common stock contrary to the provisions of the Plan.
Subject to the provisions of the Plan, the MDCC may not amend any outstanding award without the participant's consent if the action would adversely affect the participant's rights.
Federal Income Tax Consequences
Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.
Exercise of Options and SARs. Upon exercise of a non-qualified stock option, the option holder must recognize ordinary income equal to the excess of the fair market value of the shares of Vista Outdoor common stock acquired on the date of exercise over the exercise price, and the Company generally will be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and the Company will not be entitled to an income tax deduction. Upon exercise of a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of Vista Outdoor common stock received are taxable to the recipient as ordinary income and generally deductible by the Company.
Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.
Awards Other than Options and SARs. As to other awards granted under the Plan that are payable either in cash or shares of Vista Outdoor common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of the (i) fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount.
As to an award that is payable in shares of Vista Outdoor common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award pursuant to the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company generally will be entitled at that time to an income tax deduction for the same amount.
Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, including the Company's obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the Plan are "qualified performance‑based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, the Company generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Plan.
New Plan Benefits
No benefits or amounts have been granted, awarded or received under the Plan. The MDCC in its sole discretion will determine the number and types of awards that will be granted under the Plan. Therefore, the benefits and amounts that will be received or allocated under the Plan are not determinable at this time. Information regarding grants of equity awards made during the last fiscal year is contained in the Summary Compensation Table, the Grants of Plan-Based Awards table, and the Director Compensation section in this proxy statement.
The closing price of Vista Outdoor common stock on the New York Stock Exchange on June 15, 2016 was $47.56.
Board Recommendation
Our Board of Directors recommends a vote FOR approval of the Vista Outdoor, Inc. 2014 Stock Incentive Plan. Proxies will be voted FOR the proposal unless otherwise specified.

PROPOSAL 4
ADVISORY VOTE TO APPROVE THE 2016 COMPENSATION OF VISTA OUTDOOR INC.'S NAMED EXECUTIVE OFFICERS
In accordance with applicable proxy regulations, we are asking our stockholders to approve the following advisory resolution on our executive compensation as disclosed in this proxy statement:
RESOLVED, that the compensation paid to Vista Outdoor Inc.'s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.
The Compensation Committee believes that the compensation for the fiscal year ended March 31, 2016 of our executive officers named in the Summary Compensation Table is reasonable and appropriate, and is designed to ensure that management's interests are aligned with our stockholders' interests for long-term value creation.
We urge our stockholders to read the "Compensation Discussion and Analysis" section of this proxy statement, as well as the Summary Compensation Table and related compensation tables and narrative in this proxy statement, which provide detailed information on the Company's compensation policies and practices and the compensation of our named executive officers.
This advisory vote, commonly referred to as "say on pay," is non-binding on our Board of Directors. Although non-binding, the Compensation Committee of the Board will take into account the results of the say-on-pay vote, as applicable, when considering future executive compensation arrangements. The Board of Directors has adopted a policy providing for annual "say on pay" advisory votes. Unless the Board of Directors modifies its policy on the frequency of holding "say on pay" advisory votes, the next "say on pay" advisory vote will occur in 2017.
The Board of Directors recommends a vote FOR the approval of the advisory resolution on executive compensation.

PROPOSAL 5
RATIFICATION OF THE APPOINTMENT OF VISTA OUTDOOR'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2017. Stockholders are asked to ratify this appointment. A representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders. If a majority of the stockholders do not ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2017, the Audit Committee and the Board will consider the voting results and evaluate whether to select a different independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2017 fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Our Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm.

PROPOSAL 6
STOCKHOLDER PROPOSAL REGARDING DISCLOSURE OF ACTIONS TAKEN ON SANDY HOOK PRINCIPLES
The Treasurer of the State of Connecticut, on behalf of the Connecticut Retirement Plans and Trust Funds, and the Comptroller of the State of New York, on behalf of the New York State Common Retirement Fund, have each submitted the proposal set forth below as joint proponents for consideration by the stockholders at the Annual Meeting. The Company will provide to stockholders the addresses of the proponents promptly upon receiving an oral or written request.
TEXT OF PROPOSAL
RESOLVED, that shareholders of Vista Outdoor urge the board of directors to report annually to shareholders, in a report posted on the Company's website, on the actions the Company has taken, if any, on the following elements of the Sandy Hook Principles:

•
Promoting restrictions on firearms and ammunition sales, transfers and possession to keep guns out of the hands of children (unless authorized), persons with mental illness or mental health challenges (unless authorized), criminals, domestic or international terrorists and anyone else prohibited from possessing them under federal law;

•	Supporting the establishment of a federal universal background check system for every sale or transfer of guns or ammunition conducted by the Company;

•
Reevaluating policies regarding the sale, production, design or conversion of military style assault weapons for use by civilians, including the distribution of any materials/information that may be used to assist in such conversions;

•	Taking steps to promote the conducting of background checks for every sale or transfer of guns or ammunition by business clients, including gun show operators or gun dealers;

•	Supporting a federal gun trafficking statute to ensure stronger punishment for individuals engaging in the trade of selling firearms to anyone prohibited from possessing them under federal law; and

•	Efforts to promote gun safety education at the point of sale and in the communities in which the Company conducts business operations.

Supporting Statement
The Sandy Hook Principles, named for the Connecticut elementary school where 26 people were killed in 2012, are a set of measures aimed at curbing gun violence that pension funds are urging manufacturers or retailers of firearms or ammunition to support. Philadelphia Mayor Michael Nutter announced the Sandy Hook Principles in January 2013. The preamble to the Principles states that they are intended to "establish a baseline standard for responsible conduct.'' (http://media.philly.com/documents/Sandy+Hook+Principles.pdf)
The mass shootings in 2012 focused attention on the investment risks posed by firearms and ammunition manufacture and sale. Divestment of holdings in companies that make and/or sell firearms is on numerous state and local pension funds' agendas. (See http://www.msci.com/insights/factsheet/MSCI_ESG_Research_Firearms_Divestment_in_the_US_Issue_Brief_February%202013.pdf) The New York City Teachers' Pension Fund has already divested from companies that make guns and ammunition (http://bigstory.ap.org/article/nyc teachers-pension-fund-divests-gun-makers) and the California State Teachers Retirement System has begun the divestment process. (http://www.nytimes .com/2013/01 I 10/business/california-teachers-fund-to-divest-of-gun-stock.html?_r=1&) The Chicago Municipal Pension Fund voted to divest its stakes in three companies that make assault weapons. (http://articles.chicagotribune.com/2013-0l-24/news/sns-rt-us-usa-guns-chicagodivestmentbre90o03q-20130124_1_pension-fund-assault-weapons-gun-purchases)
Operating results from the company's most recent 10-Q report show sales were $551 million and "Shooting Sports" generated 63% of Vista Outdoor external sales.
We believe that information regarding the steps Vista Outdoor has taken to implement the elements of the Sandy Hook Principles listed above will help shareholders more accurately evaluate the risks of their investment. We urge shareholders to vote for this proposal.

BOARD OF DIRECTORS STATEMENT
IN OPPOSITION TO THE STOCKHOLDER PROPOSAL
Vista Outdoor develops, supplies and manufactures legal products that are intended for sale, distribution and transfer in compliance with local, federal and international laws and regulations. Vista Outdoor is an established leader in the retail ammunition, firearms and accessories markets. Savage Sports Corporation sells sporting long guns (shotguns and centerfire and rimfire rifles) and shooting range systems. Bushnell Outdoor Products is a global designer, marketer and distributor of branded sports optics, outdoor accessories and performance eyewear. Federal Cartridge Company is a leading provider of high-quality shotshell, centerfire and rimfire ammunition. These products are intended for outdoor recreation, hunting, and competitive and recreational target shooting, as well as for law enforcement.
Vista Outdoor supports firearms safety education and practices at the local, state and national levels through its brands and products and by creating and providing educational resources that are used across the country by firearms safety instructors and the general public, including videos that are available at www.federalpremium.com/education. In addition, all purchases of Savage Arms long guns include a trigger lock and a gun safety pamphlet. Vista Outdoor is also a member of trade associations that support programs and advocate for the safe use of firearms and ammunition. These programs include Project ChildSafe, a nationwide program sponsored by the National Shooting Sports Foundation (NSSF), which promotes safe firearms handling and storage practices, including the distribution of safety kits containing cable-style gun-locking devices, and the NSSF's FixNICS campaign to encourage all states to ensure that all appropriate records, including adjudicated mental health records, are sent to the FBI's National Instant Criminal Background Check System (NICS).

This stockholder proposal requests that an annual report be posted on Vista Outdoor's website regarding the actions the Company has taken, if any, on certain elements of the Sandy Hook Principles. However, independent from this proposal, Vista Outdoor already provides information on its website regarding the safe use of firearms. Vista Outdoor discloses in its Corporate Social Responsibility Report (http://vistaoutdoor.com/social-responsibility) that the Company is dedicated to the safe and responsible use of its products. Specifically, Vista Outdoor discloses the following on its website:

•	We support hunter education and firearms safety courses at the state and national levels.

•	We produce and distribute educational materials for firearms safety instructors across the country.

•	We sponsor the Instructor of the Year award for the International Hunters Education Association to promote the importance of firearms safety.

•	We produce an ammunition safety video ("Ammo 101") that has been adopted by several states for use in their firearms safety and hunter education classes.

•	Vista Outdoor's Annual Corporate Social Responsibility Report and webpage, as well as Federal Premium's website prominently display the "10 Commandments of Firearms Safety."

Vista Outdoor recognizes the significance of the issues raised by this stockholder proposal. However, the Board of Directors believes that firearms regulation is a political, legislative and law enforcement matter, with any resulting legislation, regulation or law enforcement actions applying to manufacturers, retailers and all parties in general. Accordingly, the Board of Directors believes that Vista Outdoor's annual meeting of stockholders is not the proper forum for this legislative and regulatory policy debate.

In summary, Vista Outdoor's Board of Directors opposes the stockholder proposal for the following reasons:

•
Vista Outdoor already provides information in its Corporate Social Responsibility Report, which is available on the Company's website, regarding the actions the Company has taken to promote the safe use of firearms;

•	Vista Outdoor promotes firearms safety and education in connection with the sale of its products, both directly and through the activities of trade associations of which the Company is a member; and

•	The other issues raised by the stockholder proposal are best addressed by legislative bodies, regulatory agencies and law enforcement organizations.

Our Board of Directors recommends a vote AGAINST the above stockholder proposal.

FUTURE STOCKHOLDER PROPOSALS
Stockholder Proposals Intended to be Included in Our Proxy Statement; Voting on Proxy Statement Proposals
If you would like to submit a proposal for the Company to include in the proxy statement for its 2017 annual meeting, you must comply with Rule 14a-8 under the Exchange Act. You must also make sure that the Company receives your proposal at its executive offices (sent c/o Corporate Secretary) by March 2, 2017. Any stockholder proposal included in the Company's proxy statement will also be included on its form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.
Stockholder Director Nominations
If you would like to recommend a person for consideration as a nominee for election as a director at our 2017 annual meeting, you must comply with the advance notice provisions of the Company's Amended and Restated Bylaws. These provisions require that the Company receive your nomination at its executive offices (sent c/o Corporate Secretary) no earlier than April 11, 2017, and no later than May 11, 2017. Additional information regarding the consideration of stockholder recommendations for nominees to the Board can be found in this proxy statement under the heading "Corporate Governance—Director Qualifications and Selection Process."
Other Stockholder Proposals; Discretionary Voting on Other Stockholder Proposals
If you would like to present a proposal at our 2017 annual meeting without including it in the Company's proxy statement, you must comply with the advance notice provisions of the Company's Amended and Restated Bylaws. These provisions require that that the Company receive your proposal at its executive offices (sent c/o Corporate Secretary) no earlier than April 11, 2017, and no later than May 11, 2017. If the Company receives an eligible proposal that is not included in its proxy statement, the persons named in the Company's proxy for the 2017 annual meeting will have discretionary authority to vote on the proposal using their best judgment, subject to the provisions of Rule 14a-4(c) under the Exchange Act.
General Information
If the presiding officer at the 2017 annual meeting of stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of the Company's Amended and Restated Bylaws, the proposal or nomination will be ruled out of order and not acted upon.
The above information is only a summary of some of the requirements of the advance notice provisions of the Company's Amended and Restated Bylaws. If you would like to receive a copy of the provisions of the Company's Amended and Restated Bylaws setting forth all of these requirements, you should write to the Company's executive offices, c/o Corporate Secretary.
ANNUAL REPORT ON FORM 10-K
Vista Outdoor's Annual Report on Form 10-K for the fiscal year ended March 31, 2016, will be provided upon written request by any stockholder at no cost. The request should be submitted to Vista Outdoor, c/o Corporate Secretary, 262 North University Drive, Farmington, Utah 84025. The exhibits to the Annual Report on Form 10-K are available upon payment of charges that approximate our cost of reproduction.
You can also obtain a copy of our Annual Report on Form 10-K, as well as other filings we make with the SEC, on our website at www.vistaoutdoor.com or on the SEC's website at www.sec.gov.

By Order of the Board of Directors,

Scott D. Chaplin Corporate Secretary
June 30, 2016

Appendix A
VISTA OUTDOOR, INC.
EMPLOYEE STOCK PURCHASE PLAN
(EFFECTIVE AUGUST 9, 2016)

1.	PURPOSE AND EFFECTIVE DATE
The Vista Outdoor Inc. Employee Stock Purchase Plan (the "Plan") is intended to offer eligible employees of the Company and its Participating Subsidiaries the opportunity to acquire a proprietary interest in the Company through the purchase of shares of Company Stock. The Plan is intended to comply with the terms of Code Section 423 and Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and shall be interpreted in a manner consistent with this intent. The Plan is effective August 9, 2016, subject to stockholder approval ("Effective Date").

2.	DEFINITIONS
Where indicated by initial capital letters, the following terms shall have the following meanings:
(a)"Board" means the Board of Directors of the Company.
(b)"Code" means the Internal Revenue Code of 1986, as amended, or any subsequently enacted federal revenue law.
(c)"Committee" means the Compensation Committee of the Board, provided that, if any member of the Committee does not qualify as a non-employee director for purposes of Rule 16b-3, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of the Plan.
(d)"Company" means Vista Outdoor, Inc., a Delaware corporation, and any successor by merger, consolidation or otherwise.
(e)"Company Stock" means the Company's common stock. In the event of a change in the capital structure of the Company (as provided in Section 11), the shares resulting from such change shall be deemed to be Company Stock within the meaning of the Plan.
(f)"Compensation" means base salary, wages, overtime pay, commissions, shift premium or shift differential pay, lump sum merit pay, vacation pay or paid time off (other than compensation during a paid leave of absence, such as short or long term sick pay or disability leave) actually taken and cash bonuses actually received by a Participant from the Company or a Participating Subsidiary as compensation for services while he or she is an Eligible Employee, determined before any elective salary reductions made pursuant to Code Section 401(k), 125 and 132(f)(4) or to a non-qualified deferred compensation plan. All other forms of compensation, whether cash or non-cash, shall be excluded.
(g)"Custodian" means a financial institution or other corporate entity selected by the Company from time to time to act as custodian for the Plan and to maintain an Investment Account on behalf of Participants who have purchased shares of Company Stock under the Plan.
(h)"Eligible Employee" means any Employee of the Company or a Participating Subsidiary who meets the eligibility requirements of Section 5 and Section 8.
(i)"Employee" means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such company. For purposes of the Plan and in accordance with Treasury Regulation Section 1.421-1(h)(2), the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or Participating Subsidiary, as applicable. Where the period of leave exceeds three months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual's right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

(j)"Enrollment Form" means the form filed by a Participant with the Committee (or its designee) authorizing payroll deductions. The Enrollment Form may be paper or electronic.
(k)"Fair Market Value" means the closing trading price of a share of Company Stock, as reported on the New York Stock Exchange on the applicable date, or, if the Common Stock was not quoted on such date, the closing trading price on the last day prior thereto on which the Company Stock was quoted.
(l)"Grant Date" means the last business day of each Offering Period on which shares of Common Stock are or could be traded on the New York Stock Exchange, unless the Committee determines that the Grant Date for an Offering Period shall be the first day of an Offering Period in accordance with Section 8.
(m)"Investment Account" means the account established to hold Company Stock purchased under the Plan pursuant to Section 7 on behalf of a Participant and maintained with the Custodian.
(n)"Investment Date" means the last business day of each Offering Period, as determined by the Committee, on which shares of Company Stock are or could be traded on the New York Stock Exchange.
(o)"Offering Period" means each period of time during which shares of Common Stock are offered to Participants for purchase at a specified Purchase Price on a specified Investment Date. Unless otherwise determined by the Committee, a new Offering Period shall commence on the first day of January, April, July and October of each calendar year.
(p)"Participant" means an Eligible Employee who elects to participate in the Plan by filing an Enrollment Form pursuant to Section 6.
(q)"Participating Subsidiary" means a Subsidiary to which participation in the Plan has been extended.
(r)"Payroll Deduction Account" means the account established to hold payroll deductions pursuant to Section 6 on behalf of a Participant.
(s)"Plan" means the "Vista Outdoor, Inc. Employee Stock Purchase Plan," as set forth herein and as amended from time to time.
(t)"Purchase Price" means a percentage of the Fair Market Value of a share of Company Stock on the Investment Date. The percentage shall be no more than 95% unless the Committee, in its sole discretion, increases the percentage at any time. Any increase or decrease (but not below 95%) in the percentage shall be communicated to Eligible Employees before the first day of the Offering Period that is affected by the change.
(u)"Subsidiary" means any present or future U.S. corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, as of an Investment Date, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.	SHARES RESERVED FOR THE PLAN
An aggregate of one million (1,000,000) shares of Company Stock, subject to adjustment as provided in Section 11, are the shares reserved for the Plan. Shares subject to the Plan shall be authorized but unissued shares. Shares needed to satisfy the needs of the Plan may be treasury shares, newly issued by the Company or acquired by purchase at the expense of the Company on the open market or in private transactions.

4.	ADMINISTRATION OF THE PLAN
The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority to take any and all actions (including directing the Custodian as to the acquisition of shares) necessary to implement the Plan and to construe and interpret the Plan, to prescribe, amend, modify and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable in administering the Plan. The Committee may correct any defect, supply any omission, or reconcile any inconsistency or ambiguity in the Plan. In the event the Committee exercises its authority to change the Grant Date to the first business day of the Offering Period, the Committee must establish a maximum number of shares that may be purchased by each Participant in accordance with Treasury Regulation Section 1.423-2

(h)(3). Such maximum may be the same as or different than the limit set forth in Section 8, provided that any limit applies equally to all Participants. All such determinations shall be final and binding upon all persons.
A quorum of the Committee shall consist of a majority of its members and the Committee may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to their action taken signed by all members of the Committee. The Committee may request advice or assistance or employ such other persons as are necessary for proper administration of the Plan. The Committee may delegate administration of the Plan to one or more employees or positions of the Company or any Subsidiary. All rules and determinations by the Committee or its delegate in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

5.	ELIGIBILITY
(a)Eligible Employees. Unless the Committee determines otherwise in a manner consistent with Code Section 423, an Employee is an Eligible Employee if the Employee (i) has been employed by an Employer for at least one year and (ii) is customarily employed for at least 20 hours per week.
Employees who meet the foregoing and are not otherwise excluded as of the first day of the Offering Period may participate in an Offering Period.
(b)Excluded Employees. Notwithstanding the foregoing, the following individuals shall not be eligible to participate in the Plan: (i) any director of the Company or of any Subsidiary who is not an Employee, (ii) any independent contractor who is not an Employee, and (iii) any Employee who is a citizen or resident of a foreign jurisdiction and such jurisdiction would prohibit a grant of an option under the Plan or compliance with such jurisdiction would cause the Plan to violate the requirements of Code Section 423.
Notwithstanding the foregoing, in the event of an acquisition by the Company or one or more of its Subsidiaries of the business of a person or entity, whether by asset purchase, stock purchase, merger or otherwise, the Senior Vice President, Human Resources and Corporate Services of the Company shall have sole discretion (without the consent of any Participant) to modify the eligibility and participation requirements of the Plan as they relate to those employees of the acquired person or entity who become employees of the Company or its Subsidiaries; provided, however, any such modification which requires stockholder approval under the Code shall not be made without such stockholder approval. Such authority shall continue regardless of further changes in title and shall be passed on to his or her respective successor of his or her roles and responsibilities regardless of changes in title.

6.	ELECTION TO PARTICIPATE
(a)Enrollment. An Eligible Employee may elect to participate and become a Participant in the Plan as of the first day of any Offering Period by completing an Enrollment Form and timely filing such Enrollment Form by the deadline and in accordance with the enrollment procedures established by the Committee or its delegate, in its discretion, which deadline and procedures shall be applied uniformly to all Eligible Employees. If the Enrollment Form is not completed and timely filed by the established deadline, then such Employee shall be eligible to participate in the Plan as of the first day of the next Offering Period that begins following the receipt by the Committee of a completed Enrollment Form. Participation in the Plan is also subject to the provisions of Section 8. All Eligible Employees shall have the same rights and privileges within the meaning of Code Section 423(b)(5).
(b)Payroll Deductions. By completing and timely filing an Enrollment Form in accordance with the foregoing, the Participant shall authorize specified regular payroll deductions from his or her Compensation. The Committee, in its discretion, shall establish the minimum and maximum Compensation, expressed either as a percentage or in a flat dollar amount, that a Participant may elect to contribute, provided such limits are applied uniformly to all Participants. Payroll deductions shall begin on the first payroll date following the beginning of the Offering Period and end on the last payroll date on or before the Investment Date. All regular payroll deductions shall be credited to the Payroll Deduction Account that the Company has established in the name and, on behalf, of the Participant. The Company shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.
(c)Election Changes. During an Offering Period, a Participant may not increase or decrease his or her payroll deduction, but may request to withdraw from an Offering Period in accordance with Section 12.

7.	SHARE PURCHASE
(a)Share Purchase. Each Participant having eligible funds in his or her Payroll Deduction Account on an Investment Date shall be deemed, without any further action, to have purchased the number of shares of Company Stock (but not fractional shares unless otherwise determined by the Committee) which the eligible funds in his or her Payroll Deduction Account could purchase on that Investment Date at that Purchase Price.
The Custodian shall acquire shares of Company Stock for Participants as of each Investment Date from the Company or, if directed by the Committee, by purchases on the open market or in private transactions using total payroll deduction amounts received by the Custodian. If shares of Company Stock are purchased in one or more transactions on the open market or in private transactions at the direction of the Committee, the Company will pay the Custodian the difference between the Purchase Price and the price at which such shares are purchased for Participants.
All shares purchased shall be maintained by the Custodian in a separate Investment Account for each Participant. All cash dividends paid with respect to shares of the Company Stock held in the Investment Account shall be added to a Participant's Payroll Deduction Account and shall be used to purchase shares of Company Stock for the Participant's Investment Account. Expenses incurred in the purchase of such shares shall be paid by the Company.
(b)Transfer of Shares; Stockholder Rights. As soon as reasonably practicable after each Investment Date, the Company will arrange for the delivery of shares of Company Stock purchased on a Participant's behalf to be credited to the Participant's Investment Account. The Committee may require that the shares of Company Stock be retained with the Custodian for a specified period of time. Participants will not have any voting, dividend or other rights of a stockholder with respect to the shares of Company Stock until such shares have been delivered pursuant to this Section.
(c)Dividends. All dividends distributed in-kind with respect to Company Stock held in the Investment Account shall be added to the shares held for a Participant in his or her Investment Account. Any distribution of shares with respect to shares of Company Stock held for a Participant in his or her Investment Account shall be added to the shares of Company Stock held for a Participant in his or her Investment Account.

8.	LIMITATION ON PURCHASES
In the event the Grant Date is determined to be the first business day of an Offering Period and unless the Committee determines another limit, no Eligible Employee shall be permitted to purchase more than the number of shares of Company Stock during any offering period equal to the quotient of $6,250 and the Fair Market Value of a share of Company Stock on the first trading day of the Offering Period. No Eligible Employee may be granted options during any one calendar year which permit his or her rights to purchase shares of Company Stock under all Code Section 423 employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock determined on the Grant Date, which limit shall be interpreted to comply with Code Section 423(b)(8).
A Participant's Payroll Deduction Account may not be used to purchase Company Stock on any Investment Date to the extent that, after such purchase, the Participant would own (or be considered as owning within the meaning of Code Section 424(d)) stock possessing 5% or more of the total combined voting power of the Company or its parent or Subsidiary. For this purpose, stock which the Participant may purchase under any outstanding option (whether or not exercisable) shall be treated as owned by such Participant. As of the first Investment Date on which this paragraph limits a Participant's ability to purchase Company Stock, the employee shall cease to be a Participant.
For purposes of the foregoing, "parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, as of an Investment Date, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

9.	RIGHT TO SELL COMPANY STOCK
A Participant shall have the right at any time to obtain a certificate (if the Company Stock is certificated) for the shares of Company Stock credited to his or her Investment Account. A Participant shall have the right at any time to direct that any shares of Company Stock in his or her Investment Account be sold and that the proceeds, less expenses of sale, be remitted to him or her.

When a Participant ceases to be a Participant, the Participant may elect to have his or her shares sold by the Custodian and the proceeds, after selling expenses, plus any other cash held in his or her Investment Account, remitted to him or her or the Participant may elect to have a certificate (if the Company Stock is certificated) for the shares of Company Stock credited to the Participant's Investment Account forwarded to him or her.
Notwithstanding the foregoing, any such sale of shares of Company Stock must comply with applicable Company policy, including without limitation the Company's Insider Trading Policy.

10.	RIGHTS NOT TRANSFERABLE
Rights under the Plan are not transferable by a Participant, except by will or by the laws of descent and distribution. Rights under the Plan are exercisable during a Participant's lifetime only by him or her, pursuant to Section 7.

11.	CHANGE IN CAPITAL STRUCTURE
In the event of a stock dividend, spinoff, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to stockholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan, the maximum number of shares or securities which may be delivered under the Plan, the selling price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.
If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to the Plan as the Committee deems appropriate.
Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

12.	WITHDRAWAL
(a)Withdrawal Procedure. Subject to Section 14, a Participant may withdraw from an Offering Period at any time by filing with the Committee a revised Enrollment Form; provided, however, that such Form is received more than 15 days prior to the end of the Offering Period. If a Participant ceases his or her participation during an Offering Period, then he or she will receive a refund of any payroll deductions credited to his or her Payroll Deduction Account for such Offering Period, which refund will be made as soon as administratively practicable. Any such cessation shall be effective as of the payroll period following the date of the Participant's request to cease participation, or as soon as administratively practicable thereafter.
(b)Effect on Later Offering Periods. A Participant's election to withdraw from an Offering Period will not have any effect on his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws. An Eligible Employee who has ceased to be a Participant for an Offering Period may not again resume participation in the Plan until such Eligible Employee complies with Section 6.

13.	TERMINATION OF EMPLOYMENT; CHANGE IN EMPLOYMENT STATUS
Notwithstanding any provision in the Plan to the contrary, in the event of a Participant's termination for any reason, including death, disability or retirement, or a change in the Participant's employment status upon which the Participant is no longer an Eligible Employee, all payroll deductions shall cease effective with such event and the amount in his or her Payroll Deduction Account shall be refunded to him or her. Certificates (if the Company Stock is certificated) will be issued for full shares of Company Stock held in his or her Investment Account if elected with the Custodian and pursuant to the rules of the Custodian. If a Participant elects to have his or her shares sold, he or she will receive the proceeds of the sale, less selling expenses. In the event of his or her death, the amount, if any, in his or her Payroll Deduction Account shall be paid to his or her beneficiary (or if none, to his or her estate), and any shares of Company Stock in his or her Investment Account shall be delivered to any beneficiary he or she has properly designated in forms filed with the Custodian, and if no such designation is on file with the Custodian, then such shares of Company Stock shall be delivered to his or her estate.

14.	DESIGNATION OF BENEFICIARY
A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive the Participant's Investment Account upon the Participant's death.

15.	AMENDMENT OF THE PLAN
The Board of Directors may at any time, or from time to time, amend the Plan in any respect; provided, however, that the stockholders of the Company must approve any amendment that would increase the number of securities that may be issued under the Plan (other than an increase solely to reflect a change in capitalization such as a stock dividend or stock split pursuant to Section 11).

16.	TERMINATION OF THE PLAN
The Plan and all rights of employees hereunder shall terminate at the discretion of the Board of Directors. Upon termination of the Plan, all amounts in an employee's Payroll Deduction Account that are not used to purchase Company Stock will be refunded.

17.	INDEMNIFICATION OF COMMITTEE
Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to such indemnification and reimbursement as directors of the Company as provided in its Articles of Incorporation and/or Bylaws.

18.	GENERAL PROVISIONS
(a)Governing Law. The Plan shall be construed and administered in accordance with the laws of the State of Delaware.
(b)Government and Other Regulations. The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or government agency as may, in the opinion of counsel for the Company, be required.
(c)Legends. In its sole and complete discretion, the Committee may elect to legend certificates representing Company Stock sold under the Plan to make appropriate references to the restrictions imposed on such Company Stock.
(d)No Right to Continued Employment. Neither the Plan nor participation in any Offering Period confer on any Eligible Employee or Participant the right to continue as an Employee or in any other capacity.
(e)Withholdings. To the extent required by applicable Federal, state or local law, the Company may withhold any amounts necessary to satisfy any required tax obligations, which may be satisfied by withholding from other compensation payable to a Participant.
(f)Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.
(g)Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted by the Board.
(h)Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.
(i)Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

Appendix B

VISTA OUTDOOR INC.
2014 STOCK INCENTIVE PLAN

Section 1.                                           Purpose of the Plan.

The purpose of the Plan is to aid the Company in recruiting and retaining employees, officers, consultants and non-employee Directors capable of assuring the future success of the Company through the grant of Awards to such persons under the Plan.  The Company expects that Awards of stock-based compensation and opportunities for stock ownership in the Company will provide incentives to Plan participants to exert their best efforts for the success of the Company's business and thereby align the interests of Plan participants with those of the Company's stockholders.

Section 2.                                           Definitions.

The following capitalized terms used in the Plan have the meanings set forth in this Section:

(a)                                 "Affiliate" means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)                                 "ATK Stock Plans" means the ATK 2005 Stock Incentive Plan, as amended and restated effective August 7, 2012, the Amended and Restated ATK 1990 Equity Incentive Plan and the Amended and Restated Non-Employee Director Restricted Stock Plan.

(c)                                  "Award" means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Performance Award, Stock Award or Other Stock-Based Award granted under the Plan.

(d)                                 "Award Agreement" means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(e)                                  "Board" means the Board of Directors of the Company.

(f)                                   "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(g)                                  "Committee" means the Compensation Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan.

(h)                                 "Company" means Vista Outdoor Inc., a Delaware corporation.

(i)                                     "Director" means a member of the Board.

(j)                                    "Distribution" means the distribution, on a pro rata basis, by Alliant Techsystems Inc. ("ATK") to the record holders of ATK common stock as of the applicable record date of all the outstanding Shares owned by ATK on the date of such distribution pursuant to the Transaction Agreement, dated April 28, 2014, among the Company, ATK, Vista Merger Sub Inc. and Orbital Sciences Corporation, as it may be amended from time to time (the "Transaction Agreement").

(k)                                 "Dividend Equivalent" means any right granted under Section 6(d) of the Plan.

(l)                                     "Eligible Person" means any employee, officer, consultant or non-employee Director of the Company or any Affiliate whom the Committee determines to be an Eligible Person.

(m)                             "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(n)                                 "Fair Market Value" means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.  Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair

Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares on the New York Stock Exchange as reported in the consolidated transaction reporting system on such date or, if such Exchange is not open for trading on such date, on the most recent preceding date when such Exchange is open for trading.

(o)                                 "Incentive Stock Option" means an option granted under Section 6(a) of the Plan that is intended to meet the rules and requirements of Section 422 of the Code or any successor provision.

(p)                                 "Non-Qualified Stock Option" means an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(q)                                 "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

(r)                                    "Other Stock-Based Award" means any right granted under Section 6(g) of the Plan.

(s)                                   "Participant" means an Eligible Person who is designated by the Committee to be granted an Award under the Plan.

(t)                                    "Performance Award" means any right granted under Section 6(e) of the Plan.

(u)                                 "Performance Goal" means an objective and measurable performance goal or goals providing for a targeted level or levels of achievement using one or more of the following measures:  (i) sales or revenues (including, without limitation, sales or revenue growth); (ii) gross profit; (iii) income before interest and taxes; (iv) income before interest, taxes, depreciation and amortization; (v) net income; (vi) net income from operations; (vii) operating results excluding pension mark-to-market; (viii) earnings per Share; (ix) return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); (x) productivity ratios; (xi) expense or cost reduction measures; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) orders; (xvi) customer satisfaction; (xvii) working capital targets; (xviii) budget comparisons; (xix) implementation or completion of specified projects or processes; (xx) the formation of joint ventures, establishment of research or development collaborations or the completion of other transactions; (xxi) cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); (xxii) Share price (including, without limitation, growth in Share price and total stockholder return); (xxiii) profitability of an identifiable business unit or product; (xxiv) economic profit or economic value added; or (xxv) cash value added.  The foregoing measures may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.  On or before the 90th day of the applicable performance period (or, if different, the period of service) for which Performance Goals are established, or in any event, no later than twenty-five percent (25%) of the period of service to which the Performance Goal relates has elapsed, the Committee may specify that the achievement of the Performance Goals will be calculated without regard to the negative or positive effect of certain events, including, without limitation, any of the following events:  charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Code or tax rates; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; and foreign currency exchange gains or losses.

(v)                                 "Person" means any individual, corporation, partnership, association or trust.

(w)                               "Plan" means this Vista Outdoor Inc. 2014 Stock Incentive Plan, as amended from time to time.

(x)                                 "Restricted Stock" means any Share granted under Section 6(c) of the Plan.

(y)                                 "Restricted Stock Unit" means any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(z)                                  "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

(aa)                          "Section 162(m)" means Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

(bb)                          "Shares" means shares of common stock, par value of $0.01 per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(cc)                            "Stock Appreciation Right" means any right granted under Section 6(b) of the Plan.

(dd)                          "Stock Award" means any Share granted under Section 6(f) of the Plan.

Section 3.                                           Administration.

(a)                                 Power and Authority of the Committee.  The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, exchange for cash or any other Awards, or any other means; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable to a Participant with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)                                 Delegation.  The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

(c)                                  Power and Authority of the Board of Directors.  Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

Section 4.                                           Shares Available for Awards.

(a)                                 Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be equal to the sum of (i) 5,750,000, and (ii) any Shares issuable pursuant to Awards granted immediately prior to the Distribution in respect of equity-based awards of ATK granted under the ATK Stock Plans that were outstanding immediately prior to the Distribution and converted into Awards as described in the Transaction Agreement.  Each Share with respect to which an award of Options or Stock Appreciation Rights is granted shall reduce the aggregate plan limit by one Share.  Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Company and designated as treasury shares.  Shares that are subject to Awards that terminate, lapse or are cancelled or forfeited shall be available again for grant under the Plan.  Shares that are tendered by a Participant or withheld by the Company as full or partial payment to the Company of the purchase or exercise price relating to an Award or to satisfy tax withholding obligations relating to an Award shall not be available for future grants under the Plan.  In addition, if Stock Appreciation Rights are settled in Shares upon exercise, the gross number of Shares subject to the Award (rather than the net number of Shares issued upon exercise) shall be counted against the number of Shares authorized under the Plan.  If the exercise price of an Option under the Plan is paid in Shares, then the gross number of Shares for which the Option is exercised (rather than the net number of Shares issued upon exercise) shall be counted against the number of Shares authorized under the Plan. Shares purchased on the open market with the cash proceeds from the exercise of Options shall not be added back to the number of Shares authorized for issuance under the Plan and shall not be available for grant under the Plan.  Notwithstanding the foregoing, any Award or portion of an Award that, in accordance with the terms of the applicable Award Agreement, is payable only in cash shall not be counted against the number of Shares authorized under the Plan.

(b)                                 Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan, subject to adjustment as required under Section 4(a).

(c)                                  Adjustments.  In the event that an equity restructuring, as defined as a nonreciprocal transaction between the Company and its stockholders that causes the per-share fair value of the Shares underlying an Option or similar Award to change (e.g., stock dividend, stock split, spinoff, etc.), has occurred, the Committee shall make an equitable adjustment to (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

In the event that the Committee shall determine that an event other than an equity restructuring, as defined above, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award.

It is intended that any adjustments contemplated by the preceding two paragraphs be done in a manner consistent with Section 409A of the Code and (where applicable) Section 424 of the Code.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

(d)                                 Award Limitations Under the Plan.

(i)                                     Section 162(m) Limitation for Certain Types of Awards.  No Participant may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 225,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year.  The foregoing annual limitation specifically applies to any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

(ii)                                  Section 162(m) Limitation for Performance Awards.  No Participant may be granted Performance Awards in excess of 125,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year.  This limitation does not apply to any Award subject to the limitation contained in Section 4(d)(i) of the Plan.

(iii)                               Limitation on Awards Granted to Non-Employee Directors.  Directors who are not also employees of the Company or an Affiliate may not be granted Awards in the aggregate for more than 287,500 Shares, subject to adjustment as provided in Section 4(c) of the Plan.

(iv)                              Limitation on Incentive Stock Options. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 5,750,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

Section 5.                                           Eligibility.

Any Eligible Person may be designated to be a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services provided by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.                                           Awards.

(a)                                 Options.  The Committee may grant Options with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                     Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)                                  Option Term.  The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the date of grant.

(iii)                               Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(b)                                 Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights subject to the terms of the Plan and such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(c)                                  Restricted Stock and Restricted Stock Units.  The Committee may grant Awards of Restricted Stock and Restricted Stock Units with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                     Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.  The minimum vesting period of such Awards shall be one year from the date of grant.  Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant's death, disability or retirement or a change in control of the Company.

(ii)                                  Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)                               Forfeiture.  Except as otherwise determined by the Committee, upon a Participant's termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)                                 Dividend Equivalents.  The Committee may grant Dividend Equivalents under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of any cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.  In no event shall Dividend Equivalents be granted with respect to Options or Stock Appreciation Rights.  In addition, Dividend Equivalents granted with respect to a Performance Award shall not be distributed during the performance period or to the extent any such Performance Award is otherwise unearned.

(e)                                  Performance Awards.  The Committee may grant Performance Awards denominated in Shares that may be settled or payable in Shares (including, without limitation, Restricted Stock or Restricted Stock Units) or cash.  Performance Awards granted to Participants who may be "covered employees" under Section 162(m) of the Code are intended to be "qualified performance-based compensation" within the meaning of Section 162(m).  Performance Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).  Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and any other terms and conditions of any Performance Award shall be determined by the Committee.  The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards to the extent required by Section 162(m).  With respect to covered employees, Performance Awards issued under the Plan are intended to avoid loss of the deduction referred to in paragraph (1) of Section 162(m) of the Code or any successor section thereto.

(f)                                   Other Stock-Based Awards.  The Committee may grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.  The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement.  To the extent Shares or other securities are delivered pursuant to a purchase right granted under this Section 6(f), such Shares or securities shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted.

(g)                                  General.

(i)                                     Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)                                  Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)                               Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)                              Term of Awards.  The term of each Award shall be for a period not longer than 10 years from the date of grant.

(v)                                 Limits on Transfer of Awards.  No Award and no right under any such Award shall be transferable by a Participant other than (1) by will or by the laws of descent and distribution or (2) by transfer of an Award back to the Company, including a transfer of an Award (but not any Stock Options) to the Company in connection with a deferral election under a Company deferred compensation plan.  The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death.  Each Award under the Plan or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative.  No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vi)                              Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.  If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.                                           Amendment and Termination; Corrections.

(a)                                 Amendments to the Plan.  The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:

(i)                                     requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the Financial Industry Regulatory Authority, Inc. that are applicable to the Company;

(ii)                                  increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)                               increases the number of shares subject to the limitations contained in Section 4(d) of the Plan;

(iv)                              permits repricing, cancellation and replacement, or exchange of Options or Stock Appreciation Rights which are prohibited by Section 3(a)(v) of the Plan; or

(v)                                 permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b) of the Plan.

(b)                                 Amendments to Awards.  Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively.  Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof.

(c)                                  Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.                                           Tax Withholding.

The Company may take such action as it deems appropriate to withhold or collect from a Participant the applicable federal, state, local or foreign payroll, withholding, income or other taxes that are required to be withheld or collected by the Company upon the grant, exercise, vesting or payment of an Award.  The Committee may require the Company to withhold Shares having a Fair Market Value equal to the amount necessary to satisfy the Company's minimum statutory withholding requirements upon the grant, exercise, vesting or payment of an Award from Shares that otherwise would have been delivered to a Participant.  The Committee may, subject to any terms and conditions that the Committee may adopt, permit a Participant to elect to pay all or a portion of the minimum statutory withholding taxes by (a) having the Company withhold

Shares otherwise to be delivered upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes, (b) delivering to the Company Shares other than Shares issuable upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes or (c) paying cash.  Any such election must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.                                           General Provisions.

(a)                                 No Rights to Awards.  No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)                                 Award Agreements.  No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)                                  No Rights of Stockholders.  Except with respect to Restricted Stock and (if applicable) Other Stock-Based Awards, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

(d)                                 No Limit on Other Compensation Plans or Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements.

(e)                                  No Right to Employment or Directorship.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)                                   Company Policies.  All Awards granted under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Company from time to time.

(g)                                  Governing Law.  The internal law, and not the law of conflicts, of the State of Delaware, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.  In addition, it is the intent of the Company that the Plan and applicable Awards under the Plan comply with the applicable provisions of Sections 162(m) and 422 of the Code.  To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) or 422 of the Code, that Plan provision shall cease to apply.

(h)                                 Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)                                     No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)                                    Securities Matters.  The Company shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(k)                                 No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)                                     Compliance with Code Section 409A.  The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable.  All Award Agreements shall be construed and administered such that the Award either (i) qualifies for an exemption from the requirements of Section 409A of the Code or (ii) satisfies the requirements of Section 409A of the Code.  If an Award is subject to Section 409A of the Code, (I) payment, distribution or settlement, as applicable, shall only be made in a manner and upon an event permitted under Section 409A of the Code, (II) payment, distribution or settlement, as applicable, to be made upon a termination of employment shall only be made upon a "separation from service" under Section 409A of the Code, and (III) in no event shall a Participant, directly or indirectly, designate the calendar year in which a payment, distribution or settlement, as applicable, is made except in accordance with Section 409A of the Code.  Notwithstanding anything in this Plan or an Award Agreement to the contrary, if a Participant is a "specified employee," within the meaning of Section 409A of the Code and as determined under the Company's policy for determining specified employees, on the date of his or her "separation from service", within the meaning of Section 409A of the Code, the distribution, payment or settlement, as applicable, of all of Participant's Awards that are both (i) subject to Section 409A of the Code and (ii) distributable, payable or settleable, as appropriate, on account of a separation from service, shall be postponed for six months following the date of the Participant's separation from service. If a distribution, payment or settlement, as applicable, is delayed pursuant to this paragraph, the distribution, payment or settlement, as applicable, shall be made within the 30-day period following the first business day of the seventh month following the Participant's separation from service; provided that if the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant's death. This distribution, payment or settlement, as applicable, shall include the cumulative amount of any amount that could not be paid or provided during such period.  To the extent that any provision of the Plan or an Award Agreement would cause a conflict with the requirements of Section 409A of the Code, or would cause the administration of the Plan or an Award to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed amended to the extent practicable to avoid adverse tax consequences under Section 409A of the Code for the Participant (including his or her beneficiaries).  Notwithstanding any provision in this Plan to the contrary, neither the Company nor the Committee shall have any liability to any person in the event such Section 409A of the Code applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his or her beneficiaries.

(m)                             Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.                                    Effective Date of the Plan.

This Plan will be effective as of immediately prior to the Distribution.

Section 11.                                    Term of the Plan.

The Plan shall terminate at midnight on February 9, 2025, unless terminated before then by the Board.  Awards may be granted under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired; provided, however, that Incentive Stock Options may not be granted following the 10-year anniversary of the Board's adoption of the plan.  After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions (and the terms and conditions of the Plan, which shall continue to apply to such Awards as long as they remain outstanding).

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Vista Outdoor Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E12316-P80976-Z68164

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VISTA OUTDOOR INC.

The Board of Directors recommends you vote FOR the following:

	For	Against	Withhold
1. Election of Directors			
Nominees:			
1a. April Foley	☐	☐	☐
1b. Tig Krekel	☐	☐	☐

	For	Against	Abstain
The Board of Directors recommends you vote FOR proposal 2.			
2. Vote to Approve the Vista Outdoor Inc. Employee Stock Purchase Plan	☐	☐	☐
The Board of Directors recommends you vote FOR proposal 3.			
3. Vote to Approve the 2014 Stock Incentive Plan	☐	☐	☐
The Board of Directors recommends you vote FOR proposal 4.			
4. Advisory Vote to Approve the 2016 Compensation of Vista Outdoor's Named Executive Officers	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	For	Against	Abstain
The Board of Directors recommends you vote FOR proposal 5.			
5. Ratification of the Appointment of Vista Outdoor's Independent Registered Public Accounting Firm	☐	☐	☐
The Board of Directors recommends you vote AGAINST proposal 6.			
6. Vote to Approve the Stockholder Proposal on Disclosure of Actions Taken on the Sandy Hook Principles	☐	☐	☐

NOTE: If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

VISTA OUTDOOR

VISTA OUTDOOR INC.

Annual Meeting Admission Policy:	Admission to the Annual Meeting will be by ticket only. You may request an admission ticket by calling 801-447-3225, by emailing corporate.secretary@vistaoutdoor.com or by mailing a request to Vista Outdoor at 262 North University Drive, Farmington, UT 84025, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification.
Annual Meeting Site:	Vista Outdoor Inc. Corporate Headquarters 262 North University Drive Farmington, UT 84025
Stockholder Inquiries:	If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent/Registrar, Computershare, P.O. Box 30170, College Station, TX 77842-3170; send overnight correspondence to Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845 (telephone toll free: 1-866-395-6416; web site: https://www.computershare.com/investor)
Investor Relations:	Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Michael Pici, Vice President, Investor Relations, Vista Outdoor Inc., 262 North University Drive, Farmington, UT 84025 (telephone: 801-447-3168; e-mail: michael.pici@vistaoutdoor.com)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

E12317-P80976-Z68164

VISTA OUTDOOR INC.

This Proxy is Solicited on Behalf of the Board of Directors

Mark W. DeYoung, Stephen M. Nolan and Scott D. Chaplin and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution to vote and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present at the 2016 Annual Meeting, with respect to all shares of Common Stock, $.01 par value, of Vista Outdoor Inc. standing in the name of the undersigned on the Company's books at the close of business on June 24, 2016, at the Annual Meeting of Stockholders to be held at 262 North University Drive, Farmington, Utah at 9:00 A.M., MDT, on August 9, 2016 or at any adjournment(s) or postponement(s) thereof (the "2016 Annual Meeting"), as directed on the reverse side. The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement dated June 30, 2016.

The powers hereby granted may be exercised by any of said attorneys or proxies or their substitutes present and acting at the above-described 2016 Annual Meeting or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the 2016 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. This proxy when properly executed will be voted in the manner directed herein. If no direction is made with respect to any proposal, this proxy will be voted FOR all nominees listed in Proposal 1, FOR Proposals 2, 3, 4 and 5 and AGAINST Proposal 6.

Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed and dated on the other side

VISTA OUTDOOR

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Vista Outdoor Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date (two days before the meeting date if you are a 401(k) Plan participant). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E12318-P80976-Z68164 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

VISTA OUTDOOR INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Withhold**
1a. April Foley	☐	☐	☐
1b. Tig Krekel	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.

	For	**Against**	**Abstain**
2. Vote to Approve the Vista Outdoor Inc. Employee Stock Purchase Plan	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3.

3. Vote to Approve the 2014 Stock Incentive Plan	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 4.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

The Board of Directors recommends you vote FOR proposal 5.

The Board of Directors recommends you vote AGAINST proposal 6.

NOTE: If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

VISTA OUTDOOR INC.

Annual Meeting Admission Policy: Admission to the Annual Meeting will be by ticket only. You may request an admission ticket by calling 801-447-3225, by emailing corporate.secretary@vistaoutdoor.com or by mailing a request to Vista Outdoor at 262 North University Drive, Farmington, UT 84025, Attn: Corporate Secretary. Seating is limited. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification.

Annual Meeting Site: Vista Outdoor Inc. Corporate Headquarters
262 North University Drive
Farmington, UT 84025

Stockholder Inquiries: If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent/Registrar, Computershare, P.O. Box 30170, College Station, TX 77842-3170; send overnight correspondence to Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845 (telephone toll free: 1-866-395-6416; web site: https://www.computershare.com/investor)

Investor Relations: Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Michael Pici, Vice President, Investor Relations, Vista Outdoor Inc., 262 North University Drive, Farmington, UT 84025 (telephone: 801-447-3168; e-mail: michael.pici@vistaoutdoor.com)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

E12319-P80976-Z68164

VISTA OUTDOOR INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby directs Fidelity Management Trust Company, the Trustee of the Vista Outdoor Inc. 401(k) Plan, to vote all shares of common stock held in the plan, which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at 9:00 A.M., MDT, on Tuesday, August 9, 2016, at 262 North University Drive, Farmington, Utah, and all adjournments thereof. **These instructions will be followed as directed on the other side. Shares held in the plan for which no voting instructions are received by the Trustee, as well as shares not allocated to any participants, will be voted in the same proportion as votes actually cast by participants in the Plan.**

The undersigned hereby acknowledges receipt of the Proxy Statement of the Company.

Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed and dated on the other side